                                                                   EXHIBIT 10.67

OFFERING MEMORANDUM                                        STRICTLY CONFIDENTIAL

                                  $335,000,000
         $84,000,000 AUCTION RATE STUDENT LOAN-BACKED NOTES, CLASS A-1 $84,000,000 AUCTION RATE STUDENT LOAN-BACKED NOTES, CLASS A-2 $84,000,000 AUCTION RATE STUDENT LOAN-BACKED NOTES, CLASS A-3 $83,000,000 AUCTION RATE STUDENT LOAN-BACKED NOTES, CLASS A-4

                       [ACADEMIC MANAGEMENT SERVICES LOGO]

                                 AMS-1 2002, LP
                                     Issuer

ACADEMIC MANAGEMENT SERVICES CORP.          ACADEMIC MANAGEMENT SERVICES CORP.
           Seller                                      Servicer

         AMS-1 2002, LP (the "Issuer") will issue four classes of Auction Rate Student Loan-Backed Notes (each, a "Class") consisting of $84,000,000 aggregate principal amount of Auction Rate Student Loan-Backed Notes, Class A-1 (the "Class A-1 Notes,"), $84,000,000 aggregate principal amount of Auction Rate Student Loan-Backed Notes, Class A-2 (the "Class A-2 Notes,"), $84,000,000 aggregate principal amount of Auction Rate Student Loan-Backed Notes, Class A-3 (the "Class A-3 Notes"), and $83,000,000 aggregate principal amount of Auction Rate Student Loan-Backed Notes, Class A-4 (the "Class A-4 Notes" and, collectively with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes"). The Notes will be collateralized by a pool of education loans to students and parents of students which are either (i) guaranteed by a Federal Guarantor and reinsured by the federal government acting through the Secretary of Education pursuant to the Federal Family Education Loan Program ("FFELP") under the Higher Education Act of 1965 (the "Higher Education Act"), or (ii) privately guaranteed or insured by certain institutions described herein, such pool having been or being sold and/or contributed as capital by Academic Management Services Corp. ("AMS" or the "Seller") to the Issuer (such loans, the "Financed Student Loans"), collections and other payments with respect to the Financed Student Loans, and monies on deposit in the Collection Account, the Funding Account, the Note Distribution Accounts and the Reserve Account. Capitalized terms used herein are defined on the pages indicated in the "Index of Terms" in this Offering Memorandum.

         The Notes will be unconditionally and irrevocably guaranteed as to timely payment of interest (excluding any Noteholders' Interest Basis Carryover) on each Payment Date, as applicable and as to the ultimate payment of principal on the Final Scheduled Payment Date pursuant to a financial guaranty insurance policy (the "Insurance Policy") issued by MBIA Insurance Corporation (the "Insurer").

                                   [MBIA LOGO]
                                                  (Cover continued on next page)
                                 ---------------

         PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" HEREIN AT PAGE 17.
                                 ---------------

         THE NOTES REPRESENT OBLIGATIONS OF THE ISSUER ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF. THE NOTES ARE NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

         THE NOTES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE HOLDER OF ANY NOTE, BY SUCH PURCHASE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF), (2) IN AN AUCTION OR (3) TO OR THROUGH A BROKER-DEALER, AND, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF NOTES WILL BE REQUIRED TO EXECUTE A PURCHASER'S LETTER IN THE FORM OF EXHIBIT A HERETO CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT.


The date of this Offering Memorandum is [January 17, 2002.]

(Cover continued from previous page)

         The Notes are offered by the Issuer through Banc of America Securities LLC, as Placement Agent (the "Placement Agent"), pursuant to a Private Placement Agreement, subject to the rights of the Issuer and the Placement Agent to reject orders in whole or in part. It is expected that delivery of the Notes will be made in book-entry form through the facilities of The Depository Trust Company on or about January 30, 2002, against payment therefor in immediately available funds.

                         BANC OF AMERICA SECURITIES LLC

         The per annum rate of interest for each Class of Notes for each Interest Period will, subject to certain limitations, equal the rate determined from time to time at an Auction conducted pursuant to the Auction Procedures described in Annex I of this Offering Memorandum (which also contains definitions of certain terms used in this Offering Memorandum with respect to the Auction Procedures).

         Interest on and principal (to the extent payable as described herein) of the Notes will be payable every thirty-five (35) days (or such longer period as described below) on the dates described below (with respect to any and all Classes of Notes, as applicable, a "Payment Date"). Interest on and principal (to the extent payable as described herein) of each Class of Notes will be allocated to the applicable Note Distribution Account monthly on each Fee Remittance Date and will be payable on the first Business Day after each Auction Date for such Class. The initial Auction Date for the Class A-1 Notes will be March 11, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-1 Notes, an Auction Date for the Class A-1 Notes will occur every fifth succeeding Monday thereafter (each, a "Class A-1 Auction Date"), provided that if any fifth succeeding Monday thereafter is not a Business Day, such Class A-1 Auction Date shall occur on the next succeeding Business Day. The initial Auction Date for the Class A-2 Notes will be March 13, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-2 Notes, an Auction Date for the Class A-2 Notes will occur every fifth succeeding Wednesday thereafter (each, a "Class A-2 Auction Date"), provided that if any fifth succeeding Wednesday thereafter is not a Business Day, such Class A-2 Auction Date shall occur on the next succeeding Business Day. The initial Auction Date for the Class A-3 Notes will be March 18, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-3 Notes, an Auction Date for the Class A-3 Notes will occur every fifth succeeding Monday thereafter (each, a "Class A-3 Auction Date"), provided that if any fifth succeeding Monday thereafter is not a Business Day, such Class A-3 Auction Date shall occur on the next succeeding Business Day. The initial Auction Date for the Class A-4 Notes will be March 20, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-4 Notes, an Auction Date for the Class A-4 Notes will occur every fifth succeeding Wednesday thereafter (each, a "Class A-4 Auction Date"), provided that if any fifth succeeding Wednesday thereafter is not a Business Day, such Class A-4 Auction Date shall occur on the next succeeding Business Day. The resulting Payment Date for the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes is referred to as the "Class A-1 Payment Date," "Class A-2 Payment Date," "Class A-3 Payment Date" and "Class A-4 Payment Date," respectively. Auctions will be conducted for the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes on their respective Auction Dates. The Issuer may with respect to any Auction Date, at its discretion and if the necessary consents are obtained, change the length of the period. The longest period that the Issuer may designate between

Auctions for any Class of Notes is the period from the then current Auction Date for such Class of Notes to the Auction Date for such Class of Notes occurring in the sixth month following the month of such then current Auction Date. The period set between Auctions (whether it is thirty-five (35) days or longer as described above) will cause a commensurate period to occur between Payment Dates.

         The maturity date for the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will be March 1, 2038 (with respect to each Class, the "Final Scheduled Payment Date"). However, payment in full of the Notes could occur other than on such date as described herein. In addition, the outstanding Notes may be redeemed at the option of the Issuer, in whole or in part, on each Class' respective Payment Date, at an aggregate price equal to the outstanding principal amount of the Notes so redeemed, plus accrued interest thereon to the respective dates of redemption and any unpaid Noteholders' Interest Basis Carryover relating to the Notes so redeemed, in each case so long as all amounts owed to the Insurer have been paid.

         Except in a circumstance where an Event of Default has occurred and is continuing, principal payments will first be made by lot at random only to the holders of the Class A-1 Notes until such Class A-1 Notes have been paid in full. Principal payments will then be made by lot at random only to the holders of the Class A-2 Notes until such Class A-2 Notes have been paid in full. Principal payments will then be made by lot at random only to the holders of the Class A-3 Notes until such Class A-3 Notes have been paid in full. Principal payments will then be made by lot at random only to the holders of the Class A-4 Notes until such Class A-4 Notes have been paid in full.

         Academic Management Services Corp. ("AMS"), a Delaware corporation, will act as Servicer with respect to the Financed Student Loans (in such capacity, the "Servicer"), pursuant to a Servicing Agreement, dated as of the Closing Date, among the Issuer, the Servicer, the Eligible Lender Trustee and the Indenture Trustee. The Servicer has retained Sallie Mae Servicing LP (the "Subservicer") to perform the actual servicing functions on the Financed Student Loans. Pursuant to the Servicing Agreement, the Servicer will monitor and supervise the performance by the Subservicer of its servicing activities and will be responsible for the servicing of the Financed Student Loans to the same extent as if it were servicing them directly. The FFELP Loans will be guaranteed by the Federal Guarantors described herein and reinsured by the United States Department of Education (the "Department") under the Federal Family Education Loan Program ("FFELP"). The Alternative Loans will be guaranteed by various guarantors under the TuitionGard Program as described herein.

         The secondary market for the Notes is limited to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are purchasing Notes pursuant to an Auction or through a Broker-Dealer, and there can be no assurance that a secondary market in the Notes will develop, or, if it does develop, that it will offer sufficient liquidity of investment or that it will continue. Prospective investors in the Notes should consider the factors set forth under "RISK FACTORS" herein.

         This offering memorandum (this "Offering Memorandum") is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed private placement of the Notes described herein. The Issuer and the Placement Agent reserve the right to reject any offer to purchase the Notes, in whole or part, for any reason. This Offering Memorandum is personal to each offeree and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the Notes. Distribution of this Offering Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect thereto is unauthorized, and any disclosure of any of its contents without the prior written consent of the Issuer is prohibited. Each prospective purchaser, by accepting delivery of this Offering Memorandum, agrees to the foregoing and to make no copies of this Offering Memorandum.

         Each person receiving this Offering Memorandum acknowledges that no person has been authorized to give any information or to make any representation concerning the Issuer, the Seller, the Servicer, the Insurer, the Placement Agent or the Notes other than as contained herein, and, if given or made, any such information or representation should not be relied upon as having been authorized by the Issuer, the Seller, the Servicer, the Insurer or the Placement Agent.

         This Offering Memorandum does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes offered hereby by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the delivery of this Offering Memorandum nor any sale made hereunder will under any circumstances imply that the information herein is correct as of any date subsequent to the date hereof. This Offering Memorandum contains summaries of certain documents. The summaries do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which will be made available to prospective investors upon request.

         This Offering Memorandum is not intended to furnish legal, regulatory, tax, accounting, investment or other advice to any prospective purchaser of the Notes. This Offering Memorandum and the tables set forth herein should be reviewed by each prospective purchaser and its legal, regulatory, tax, accounting, investment and other advisors.

         INVESTORS WHOSE INVESTMENT AUTHORITY IS SUBJECT TO LEGAL RESTRICTIONS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE NOTES CONSTITUTE LEGAL INVESTMENTS FOR THEM.

         IN ADDITION, BY RECEIPT OF THIS OFFERING MEMORANDUM, THE RECIPIENT ACKNOWLEDGES THAT IT IS AWARE THAT THE UNITED STATES SECURITIES LAWS RESTRICT PERSONS WITH MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY OBTAINED DIRECTLY OR INDIRECTLY FROM THAT COMPANY FROM PURCHASING OR SELLING SECURITIES OF SUCH COMPANY, OR COMMUNICATING SUCH INFORMATION TO ANY OTHER PERSON UNDER CIRCUMSTANCES IN WHICH IT IS REASONABLY FORESEEABLE THAT SUCH PERSON IS LIKELY TO PURCHASE OR SELL SUCH SECURITIES.

         No representation or warranty, express or implied, is made by the Placement Agent as to the accuracy or completeness of the information set forth herein, and nothing contained herein is, or shall be relied upon as, a promise of representation as to the past or the future. The Placement

Agent has not independently verified any such information and assumes no responsibility for its accuracy or completeness.

         IN MAKING ANY INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE NOTES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO NOTES MAY BE SOLD WITHOUT DELIVERY OF AN OFFERING MEMORANDUM. IN ADDITION, PROSPECTIVE INVESTORS IN THE NOTES WILL BE REQUIRED TO HAVE DELIVERED A PURCHASER'S LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT A HERETO TO THE BROKER-DEALER, IN WHICH EACH SUCH PROSPECTIVE PURCHASER WILL BE REQUIRED TO MAKE CERTAIN REPRESENTATIONS WITH RESPECT TO ITS ABILITY TO INVEST IN THE NOTES.

FOR NEW HAMPSHIRE RESIDENTS

         NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER THE NEW HAMPSHIRE REVISED STATUTES ANNOTATED, CHAPTER 421-B ("RSA 421-B"), WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR TRANSACTION MEANS THAT THE SECRETARY OF STATE OF NEW HAMPSHIRE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.


FOR FLORIDA RESIDENTS

         THE NOTES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION
517.061 OF THE FLORIDA SECURITIES ACT AND HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. ALL FLORIDA RESIDENTS (OTHER THAN EXEMPT INSTITUTIONAL INVESTORS) HAVE THE RIGHT TO VOID THE PURCHASE OF THE OFFERED NOTES WITHOUT PENALTY WITHIN THREE DAYS OF MAKING SUCH PURCHASE.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
REPORTS TO NOTEHOLDERS.....................................................xii

SUMMARY OF TERMS.............................................................1

RISK FACTORS................................................................17

Risk that Failure to Comply with Origination and Servicing Procedures for Financed Student Loans May Adversely Affect the Issuer's
         Ability to Pay Principal of and Interest on the Notes..............17

Risk that Third-Party Servicer Regulations Could Impair the Servicer or
         the Subservicer....................................................18

Variability of Actual Cash Flows; Risk of Shortfalls to the Holders of
         Notes Resulting from the Inability of the Indenture Trustee to
         Liquidate Financed Student Loans...................................18

Unsecured Nature of the Financed Student Loans; Risk That Financial Status
         of a Federal Guarantor Will Affect Its Ability to Make Guarantee
         Payments...........................................................19

Default Risk on Certain FFELP Loans.........................................20

Risk That Change in Law Will Adversely Affect Financed Student Loans,
         Federal Guarantors, AMS, the Issuer, FFELP the Servicer or the
         Subservicer........................................................20

Impact of Direct Lending....................................................21

Reserves ...................................................................22

Consolidation of Federal Benefit Billings and Receipts Under One Eligible
         Lender Number......................................................22

Fees Payable on Certain FFELP Loans May Reduce Funds Available to Pay
         Principal and Interest on the Notes................................23

Maturity and Prepayment Considerations......................................24

Incentive Programs..........................................................25

Insolvency Risks............................................................27

Consumer Protection Laws....................................................27

Book-Entry Registration.....................................................28

Limited Liquidity...........................................................28

Risks Resulting From Excess of Principal Balance of Notes over Pool
         Balance............................................................28

Basis Risk..................................................................29

Ratings of the Notes........................................................30

Notes Rating Based Primarily on Financial Strength of the Insurer...........30

Tax Consequences of Noteholders' Interest Basis Carryover...................30

Payments by Swap Counterparties Under Swap Agreements.......................30

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                           PAGE
                                                                           ----
Risk That Master  Promissory Notes May Compromise The Indenture Trustee's
         Security Interest In The Student Loans.............................30

Risks Resulting From the Purchase of Additional Financed Student Loans......31

Risk That the Seller May Be Unable to Originate Enough Loans to Utilize All
         Funds on Deposit in the Funding Account and Therefore Investors in
         the Notes May Be Exposed to Reinvestment Risk......................31

THE ISSUER..................................................................31

THE SELLER..................................................................32

Consolidation/Repayment Programs............................................33

Incentive Programs..........................................................34

THE SERVICER................................................................35

THE ELIGIBLE LENDER TRUSTEE.................................................35

FEDERAL FAMILY EDUCATION LOAN PROGRAM.......................................36

General ....................................................................36

Legislative and Administrative Matters......................................37

Eligible Lenders, Students and Educational Institutions.....................41

Financial Need Analysis.....................................................42

Special Allowance Payments..................................................43

Federal Stafford Loans......................................................44

Federal Unsubsidized Stafford Loans.........................................47

Federal PLUS and Federal SLS Loan Programs..................................47

Federal Consolidation Loan Program..........................................49

Federal Guarantors..........................................................51

Federal Insurance and Reinsurance of Federal Guarantors.....................52

THE ALTERNATIVE LOAN PROGRAM................................................54

General ....................................................................54

Landmark American Insurance Company.........................................54

American and Foreign Insurance Company......................................55

THE FINANCED STUDENT LOAN POOL..............................................56

General ....................................................................56

Origination and Marketing Process...........................................57

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                           PAGE
                                                                           ----
Servicing and Collections Process...........................................57

Financed Student Loan Pool..................................................58

COMPOSITION OF THE INITIAL FINANCED STUDENT LOANS AS OF THE STATISTICAL
         CALCULATION DATE...................................................59

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY LOAN TYPE AS OF THE
         STATISTICAL CALCULATION DATE ......................................60

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY BORROWER INTEREST RATE
         AS OF THE STATISTICAL CALCULATION DATE.............................60

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY SCHOOL TYPE AS OF THE
         STATISTICAL CALCULATION DATE.......................................60

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY REMAINING TERM AS OF
         THE STATISTICAL CALCULATION DATE...................................61

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY  BORROWER LOAN STATUS
         AS OF THE STATISTICAL CALCULATION DATE.............................61

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY DISBURSEMENT DATE AS
         OF THE STATISTICAL CALCULATION DATE................................62

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY NUMBER OF DAYS
         DELINQUENT AS OF THE STATISTICAL CALCULATION DATE..................62

Guarantee of Financed Student Loans.........................................63

DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY GUARANTOR AS OF THE
         STATISTICAL CALCULATION DATE.......................................64

DESCRIPTION OF THE NOTES....................................................64

General ....................................................................64

Payments of Interest........................................................66

Distributions of Principal..................................................67

Determination of the Auction Rates..........................................68

Book-Entry Registration.....................................................68

Definitive Notes............................................................69

Reports to Noteholders......................................................70

The Indenture...............................................................70

Interest Rate Swap Agreements...............................................74

CERTAIN INFORMATION REGARDING THE INSURANCE POLICY AND THE INSURER..........74

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                           PAGE
                                                                           ----
The Insurer.................................................................77

Financial Information About the Insurer.....................................78

Financial Strength Ratings of the Insurer...................................80

THE TRANSFER AND SERVICING AGREEMENTS.......................................80

General ....................................................................80

Sale of Financed Student Loans; Representations and Warranties..............80

Accounts ...................................................................82

Servicing Procedures........................................................83

Payments on Financed Student Loans..........................................84

Servicer Covenants..........................................................84

Servicing Compensation......................................................85

Evidence as to Compliance...................................................85

Certain Matters Regarding the Servicer......................................86

Servicer Default............................................................86

Rights Upon Servicer Default................................................87

Waiver of Past Servicer Defaults............................................87

Distributions...............................................................87

Credit Enhancement..........................................................96

Statements To Indenture Trustee and Issuer..................................97

Amendment...................................................................97

Termination.................................................................98

Optional Redemption.........................................................98

CERTAIN LEGAL ASPECTS OF THE FINANCED STUDENT LOANS.........................98

Transfer of Financed Student Loans..........................................98

Consumer Protection Laws....................................................99

Loan Origination and Servicing Procedures Applicable to FFELP Loans
         Comprising Part of the Financed Student Loans.....................100

Loan Origination And Servicing Procedures Applicable to the Alternative
         Loans.............................................................101

FFELP Loans Generally Not Subject to Discharge in Bankruptcy...............101

Alternative Loans Generally Subject to Discharge in Bankruptcy.............101

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES......................102

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                           PAGE
                                                                           ----
Tax Characterization of the Issuer as a Partnership........................102

Tax Consequences to Holders of the Notes...................................103

Taxation of Non-U.S. Holders...............................................104

Information Reporting and Backup Withholding...............................105

Possible Alternative Treatments of the Notes...............................106

STATE, LOCAL AND FOREIGN TAXES.............................................106

ERISA CONSIDERATIONS.......................................................106

General ...................................................................106

Exempt Plans...............................................................107

Plan Assets................................................................107

Purchase of Notes..........................................................108

General Considerations.....................................................109

TRANSFER RESTRICTIONS......................................................109

SETTLEMENT AND CLEARING....................................................111

Restricted Global Notes....................................................111

PRIVATE PLACEMENT..........................................................112

LEGAL MATTERS..............................................................114

INDEX OF TERMS.............................................................115

ANNEX I .................................................................A-I-1

Definitions..............................................................A-I-1

Existing Noteholders and Potential Noteholders...........................A-I-7

Auction Procedures.......................................................A-I-9

Indenture Trustee Not Responsible for Auction Agent, Market Agent and
         Broker-Dealers.................................................A-I-17

Changes in Auction Terms................................................A-I-18

EXHIBIT A:  Form of Purchaser's Letter.....................................A-1

                             REPORTS TO NOTEHOLDERS

         Unless and until Definitive Notes are issued, periodic unaudited reports containing information concerning the Financed Student Loans will be prepared by the Servicer and sent on behalf of the Issuer only to a nominee of DTC as registered holder of the Notes, and will not be sent to the beneficial owners of the Notes. Beneficial owners of Notes will, however, be able to obtain such reports by requesting them from the Indenture Trustee. Such reports will contain the information described under "THE TRANSFER AND SERVICING AGREEMENTS--Statements to Indenture Trustee and Issuer" in this Offering Memorandum. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. See "DESCRIPTION OF THE NOTES--Book-Entry Registration" and "--Reports to Noteholders" herein.

                                SUMMARY OF TERMS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Offering Memorandum. Certain capitalized terms used herein are defined elsewhere in this Offering Memorandum on the pages indicated in the "INDEX OF TERMS."

Issuer................................. AMS-1, 2002 LP, a limited partnership established under the laws of the State
                                        of Delaware. The Issuer's limited
                                        partner is Academic Management Services
                                        Corp. and its general partner is AMS-1
                                        SPC-1, Inc., a Delaware corporation.

Notes Offered.......................... $84,000,000 aggregate principal amount of Auction Rate Student Loan-Backed
                                        Notes, Class A-1 (the "Class A-1
                                        Notes"), $84,000,000 aggregate principal
                                        amount of Auction Rate Student
                                        Loan-Backed Notes, Class A-2 (the "Class
                                        A-2 Notes"), $84,000,000 aggregate
                                        principal amount of Auction Rate Student
                                        Loan-Backed Notes, Class A-3 (the "Class
                                        A-3 Notes") and $83,000,000 aggregate
                                        principal amount of Auction Rate Student
                                        Loan-Backed Notes, Class A-4 (the "Class
                                        A-4 Notes" and collectively with the
                                        Class A-1 Notes, the Class A-2 Notes and
                                        the Class A-3 Notes, the "Notes").

Servicer............................... Academic Management Services Corp.
                                        ("AMS"), a Delaware corporation (the
                                        "Servicer"), under a Servicing
                                        Agreement, dated as of the Closing Date,
                                        (as amended and supplemented from time
                                        to time, the "Servicing Agreement")
                                        among the Issuer, the Servicer, the
                                        Eligible Lender Trustee and the
                                        Indenture Trustee.

Eligible Lender
Trustee................................ For the purpose of holding legal title to the FFELP Loans on behalf of the
                                        Issuer and other beneficiaries, Bank
                                        One, National Association, a national
                                        banking association organized under the
                                        laws of the United States, as successor
                                        to The First National Bank of Chicago,
                                        as trustee (the "Eligible Lender
                                        Trustee") has entered into a trust
                                        agreement (the "Eligible Lender Trust
                                        Agreement") by and between EFG-I, LP and
                                        the Eligible Lender Trustee. See "THE
                                        ELIGIBLE LENDER TRUSTEE." The Financed
                                        Student Loans will consist of education
                                        loans to students and parents of
                                        students which are either (i) reinsured
                                        by the federal government acting through
                                        the Secretary of Education pursuant to
                                        FFELP under the Higher Education Act
                                        (the "FFELP Loans") or (ii) privately
                                        guaranteed or insured by certain
                                        institutions described herein (the
                                        "Alternative Loans"). As neither the
                                        Issuer nor its general partner is an
                                        institution eligible to hold legal title
                                        to FFELP Loans, the Eligible Lender
                                        Trustee will hold legal title to FFELP
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                                        Loans on behalf of the Issuer pursuant
                                        to the Eligible Lender Trust Agreement.
                                        References herein to the Issuer shall
                                        mean the Eligible Lender Trustee for all
                                        purposes, where the context so requires,
                                        involving holding or transferring legal
                                        title to FFELP Loans beneficially owned
                                        by the Issuer.

The Seller............................. Academic Management Services Corp.
                                        (together with any successors or assigns
                                        thereto, "AMS"), a Delaware corporation
                                        (the "Seller"). The Seller will sell
                                        and/or contribute the Financed Student
                                        Loans to the Issuer pursuant to the
                                        Purchase and Contribution Agreement.

Indenture Trustee...................... Bank One, National Association ("Bank
                                        One"), a national banking association
                                        organized under the laws of the United
                                        States, as trustee under the Indenture
                                        (the "Indenture Trustee"). Bank One will
                                        also act as Eligible Lender Trustee for
                                        the Issuer and AMS Eligible Lender
                                        Trustee for AMS.

Auction Agent.......................... The Bank of New York, and its successors or assigns.

Insurer................................ MBIA Insurance Corporation.

Closing Date........................... On or about January 30, 2002.

Cutoff Date ........................... Means the Business Day immediately preceding the Closing Date (the "Initial
                                        Cutoff Date") as to the Initial Financed
                                        Student Loans and the Business Day
                                        immediately preceding the date of
                                        purchase by the Issuer as to the
                                        Additional Financed Student Loans.

Statistical Calculation Date........... November 30, 2001. This is the date used in preparing statistical information
                                        with respect to the Initial Financed
                                        Student Loans that is included in this
                                        Offering Memorandum.

Assets of the Issuer................... The assets of the Issuer will include the following:

A.  Financed Student Loans ............ The assets of the Issuer will consist of
                                        (i) FFELP Loans and (ii) Alternative
                                        Loans (together with the FFELP Loans,
                                        "Financed Student Loans") all of which
                                        have been, or in the case of the
                                        Additional Financed Student Loans will
                                        be, acquired by the Issuer from the
                                        Seller pursuant to the Purchase and
                                        Contribution Agreement, and will include
                                        rights to receive payments made with
                                        respect to such Financed Student Loans
                                        and the proceeds thereof. On or prior to
                                        the Closing Date, the Seller will sell
                                        and/or contribute to the Issuer, FFELP
                                        Loans and Alternative Loans (the
                                        "Initial Financed Student Loans")
                                        pursuant to the Purchase and
                                        Contribution Agreement. During
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                                       2
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                                        the Funding Period and the Acquisition
                                        Period, the Seller intends to sell
                                        and/or contribute to the Issuer
                                        additional FFELP Loans and Alternative
                                        Loans (such loans, the "Additional
                                        Financed Student Loans" and, together
                                        with the Initial Financed Student Loans,
                                        the "Financed Student Loans").

                                        As of the Statistical Calculation Date:
                                        the aggregate principal balance plus
                                        accrued interest thereon of the Initial
                                        Financed Student Loans was equal to
                                        $280,807,119; the aggregate principal
                                        balance plus accrued interest thereon of the FFELP Loans was equal to $244,964,629 which includes principal balance due from Obligors, plus accrued interest thereon estimated to be
                                        $3,309,690 as of the Statistical
                                        Calculation Date; the aggregate
                                        principal balance plus accrued interest
                                        thereon of the Alternative Loans was
                                        equal to $35,842,490 which includes
                                        principal balance due from Obligors,
                                        plus accrued interest thereon estimated
                                        to be $3,112,585 as of the Statistical
                                        Calculation Date.

                                        The Financed Student Loans were, or in
                                        the case of Additional Financed Student
                                        Loans will be, originally acquired or
                                        originated by AMS in the course of its
                                        student loan financing business. Subject to certain limitations, as described below, the FFELP Loans are guaranteed as to the payment of principal and interest by the Federal Guarantors described herein and are reinsured by the United
                                        States Department of Education (the
                                        "Department"). Amounts paid by a Federal
                                        Guarantor pursuant to its guarantee are
                                        herein referred to as "Guarantee
                                        Payments". The Alternative Loans are
                                        guaranteed by various guarantors as to
                                        the payment of principal and interest
                                        under the TuitionGard Program as
                                        described herein.

B.  Collection
    Account ........................... The Servicer and the Issuer will be required to remit all collections
                                        received with respect to the Financed
                                        Student Loans, and the Eligible Lender
                                        Trustee will be required to remit
                                        Interest Subsidy Payments and Special
                                        Allowance Payments it receives with
                                        respect to the Financed Student Loans,
                                        in each case within two business days of
                                        receipt to one or more accounts in the
                                        name of the Indenture Trustee
                                        (collectively, the "Collection
                                        Account").

                                        The Indenture Trustee is obligated to
                                        withdraw Available Funds on deposit in
                                        the Collection Account and to apply such
                                        funds on each Fee Remittance Date in
                                        accordance with the priority of payments
                                        described herein under "THE
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                                        TRANSFER AND SERVICING
                                        AGREEMENTS--Distributions."

                                        As further described under such heading, amounts on deposit in the Collection
                                        Account representing Available Funds for the related Collection Period will be allocated on each Fee Remittance Date among amounts to be distributed with respect to certain fees payable by the Issuer on such Fee Remittance Date and amounts to be paid on the Notes on all applicable Payment Dates. The "Fee
                                        Remittance Date" will be the tenth
                                        Business Day of each month, commencing
                                        in February 2002. Amounts allocated to
                                        the Class A-1 Notes, Class A-2 Notes,
                                        Class A-3 Notes and Class A-4 Notes will not be distributed on a Fee Remittance
                                        Date but instead, with respect to the
                                        Class A-1 Notes, will be deposited on
                                        the Fee Remittance Date into an account
                                        in the name of the Indenture Trustee
                                        which will be held solely for the
                                        benefit of the Class A-1 Noteholders
                                        (the "Class A-1 Distribution Account"),
                                        with respect to the Class A-2 Notes will be deposited on the Fee Remittance Date into an account in the name of the Indenture Trustee which will be held solely for the benefit of the Class A-2
                                        Noteholders (the "Class A-2 Distribution
                                        Account"), with respect to the Class A-3
                                        Notes will be deposited on the Fee
                                        Remittance Date into an account in the
                                        name of the Indenture Trustee which will be held solely for the benefit of the Class A-3 Noteholders (the "Class A-3
                                        Distribution Account"), and with respect to the Class A-4 Notes will be deposited on the Fee Remittance Date into an account in the name of the Indenture
                                        Trustee which will be held solely for
                                        the benefit of the Class A-4 Noteholders
                                        (the "Class A-4 Distribution Account"
                                        and each of the Class A-1 Distribution
                                        Account, Class A-2 Distribution Account,
                                        Class A-3 Distribution Account and the
                                        Class A-4 Distribution Account, a "Note
                                        Distribution Account"). Such amounts
                                        will then be held in the Class A-1
                                        Distribution Account, Class A-2
                                        Distribution Account, Class A-3
                                        Distribution Account and Class A-4
                                        Distribution Account until the
                                        corresponding Class A-1 Payment Date,
                                        Class A-2 Payment Date, Class A-3
                                        Payment Date and Class A-4 Payment Date, as applicable, when they will be distributed to the Class A-1
                                        Noteholders, Class A-2 Noteholders,
                                        Class A-3 Noteholders and Class A-4
                                        Noteholders, as the case may be.

C.  Reserve Account.................... Pursuant to the Indenture, an account in the name of the Indenture Trustee (the
                                        "Reserve Account") will be established
                                        and maintained by the Issuer with the
                                        Indenture Trustee. Amounts on deposit in
                                        the Reserve Account will be applied (a)
                                        on each Fee Remittance Date to cover any
                                        shortfalls (in the
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                                       4
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                                        priority indicated) in payments of (i)
                                        Policy Premiums and any overdue Policy
                                        Premiums and (ii) the Servicing Fee, the
                                        Trustee Fees, the Broker-Dealer Fees,
                                        the Auction Agent Fee and any such
                                        amounts that are overdue Servicing Fees,
                                        Trustee Fees, Auction Agent Fees or
                                        Broker-Dealer Fees (such fees to be paid
                                        pari passu), in each case for which
                                        Available Funds allocable on such Fee
                                        Remittance Date are insufficient to make
                                        such payments, (b) to the Noteholders'
                                        Interest Distribution Amount, for which
                                        funds on deposit in the applicable Note
                                        Distribution Account for such Fee
                                        Remittance Date are insufficient to make
                                        such payments and (c) only on the
                                        Payment Date on which either the Final
                                        Scheduled Payment Date (whether as
                                        scheduled or if accelerated after an
                                        Event of Default) occurs or on which,
                                        after allocating all Available Funds and
                                        making any withdrawals required under
                                        clause (a) and (b) above, the remaining
                                        balance on deposit in the Reserve
                                        Account exceeds the remaining principal
                                        balance of the Notes, to pay the
                                        remaining principal balance of the
                                        Notes.

                                        The Issuer will make an initial deposit
                                        into the Reserve Account on the Closing
                                        Date equal to $1,675,000, representing
                                        0.50% of the aggregate principal amount
                                        of the Notes (the "Reserve Account
                                        Initial Deposit").

                                        On each Fee Remittance Date, any
                                        Available Funds remaining as described
                                        under "THE TRANSFER AND SERVICING
                                        AGREEMENTS--Distributions" herein, after the payment of Policy Premiums, the Servicing Fee, the Trustee Fees, the
                                        Broker-Dealer Fees, the Auction Agent
                                        Fee, and required deposits to the Note
                                        Distribution Accounts in respect of
                                        interest on the Notes will be deposited
                                        into the Reserve Account to the extent
                                        necessary to cause the amount on deposit therein to equal the Specified Reserve
                                        Account Balance for such Fee Remittance
                                        Date. The "Specified Reserve Account
                                        Balance" with respect to any Fee
                                        Remittance Date generally will be equal
                                        to the greater of (i) 0.50% of the sum
                                        of the aggregate principal balance of
                                        the Notes minus all aggregate amounts
                                        being on deposit in all Note
                                        Distribution Accounts for payment in
                                        respect of principal on the Notes on all applicable Payment Dates and (ii)
                                        $500,000. See "THE TRANSFER AND
                                        SERVICING AGREEMENTS--Credit
                                        Enhancement--Reserve Account" herein.

                                        In addition, on each Fee Remittance
                                        Date, any amounts on deposit in the
                                        Reserve Account, after any other
                                        required withdrawals therefrom have been
                                        made, that are in excess of the
                                        Specified Reserve Account Balance will
                                        be withdrawn
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                                       5

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                                        from the Reserve Account and will be
                                        deposited into the Collection Account.
                                        In certain circumstances, the Reserve
                                        Account could be depleted and, in the
                                        absence of payments under the Insurance
                                        Policy, shortfalls in interest
                                        distributions and resulting losses to
                                        the Noteholders could occur. In no event
                                        will amounts on deposit in the Reserve
                                        Account be available to pay any
                                        Noteholders' Interest Basis Carryover.

D.  The Purchase and
    Contribution Agreement
    And Servicing
    Agreement.......................... Pursuant to a purchase and contribution agreement, dated as of the Closing Date
                                        (as amended and supplemented from time
                                        to time, the "Purchase and Contribution
                                        Agreement"), among the AMS Eligible
                                        Lender Trustee, the Seller, the Eligible
                                        Lender Trustee and the Issuer, the
                                        Seller will sell and/or contribute the
                                        Financed Student Loans to the Issuer.

                                        The Seller will be obligated under the
                                        Purchase and Contribution Agreement to
                                        repurchase a Financed Student Loan or,
                                        in the alternative, substitute an
                                        eligible FFELP Loan, or Alternative
                                        Loan, as the case may be, if the
                                        interests of the Noteholders therein are materially and adversely affected by a breach of any representation, warranty or covenant made by the Seller with respect to such Financed Student Loan, if the breach has not been cured within 30 days (or, at the sole discretion of the Insurer, 60 days) following the discovery by or notice to the Seller of the breach (it being understood that any such breach that does not affect either
                                        (i) a Federal Guarantor's obligation
                                        with respect to a FFELP Loan or (ii) the obligations of the applicable guarantors under the TuitionGard Program with respect to an Alternative Loan, to guarantee payment of such Financed
                                        Student Loan will not be considered to
                                        have a material adverse effect for this
                                        purpose). In addition, the Seller will
                                        be obligated to reimburse the Issuer
                                        with respect to a Financed Student Loan
                                        for any accrued interest amounts not
                                        guaranteed by a Federal Guarantor due
                                        to, or any lost Interest Subsidy
                                        Payments or Special Allowance Payments
                                        as a result of, a breach of the Seller's representations and warranties with respect to such Financed Student Loan.

                                        Pursuant to the Servicing Agreement, the
                                        Servicer will agree with the Issuer to
                                        be responsible for servicing, managing,
                                        maintaining custody of and making
                                        collections on the Financed Student
                                        Loans. All of the Issuer's rights under
                                        the Servicing Agreement will be assigned
                                        to the Indenture Trustee pursuant to the
                                        Indenture.
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                                       6
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                                        Pursuant to the Indenture and the
                                        Servicing Agreement, the Servicer will
                                        receive a monthly fee (the "Servicing
                                        Fee") with respect to each Financed
                                        Student Loan calculated as described
                                        under "THE TRANSFER AND SERVICING
                                        AGREEMENTS--Servicing Compensation." The
                                        Servicing Fee will be payable from
                                        Available Funds on deposit in the
                                        Collection Account.

                                        The Issuer or the Eligible Lender
                                        Trustee on behalf of the Issuer will be
                                        responsible for, among other things,
                                        preparing and filing with the Department all appropriate claims forms and other documents and filings on behalf of the Eligible Lender Trustee in order to claim the Interest Subsidy Payments and Special Allowance Payments from the
                                        Department in respect of the Financed
                                        Student Loans entitled thereto and the
                                        Servicer will be responsible for
                                        preparing and providing periodic
                                        statements to the Indenture Trustee with respect to distributions to Noteholders.

E.  The Funding Period................. During the period from the Closing Date through June 30, 2002, (the "Funding
                                        Period"), the Issuer can use funds on
                                        deposit in an account (the "Funding
                                        Account") to purchase Additional
                                        Financed Student Loans from the Seller
                                        (or to accept contributions of
                                        Additional Financed Student Loans from
                                        the Seller) pursuant to the Purchase and
                                        Contribution Agreement. The purchase
                                        price for Additional Financed Student
                                        Loans purchased by the Issuer from the
                                        Seller shall be withdrawn from the
                                        Funding Account. It is expected that on
                                        the Closing Date the Issuer will deposit
                                        approximately $50,000,000 from the
                                        proceeds of the issuance of the Notes
                                        into the Funding Account. To the extent
                                        the amount remaining on deposit in the
                                        Funding Account at the end of the
                                        Funding Period exceeds $1,000,000 (after
                                        giving effect to any purchases of
                                        Additional Financed Student Loans on
                                        such date), such amount shall be used by
                                        the Issuer to repay principal on the
                                        Notes as further described herein. To
                                        the extent the amount remaining on
                                        deposit in the Funding Account at the
                                        end of the Funding Period is less than
                                        $1,000,000 (after giving effect to any
                                        purchases of Additional Financed Student
                                        Loans on such date), such amount shall
                                        be deposited into the Collection Account
                                        and applied as further described herein.

F. The Acquisition Account............. During the period from the Closing Date through and including December 31, 2003
                                        (the "Acquisition Period"), amounts
                                        received by the Issuer in respect of
                                        Collections remaining after the payment
                                        and/or allocation of certain amounts
                                        described herein on each Fee Remittance
                                        Date shall be deposited into an
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                                       7
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                                        account (the "Acquisition Account"), and
                                        be available to the Issuer for the
                                        purchase of Additional Financed Student
                                        Loans. Amounts remaining on deposit in
                                        the Acquisition Account at the end of
                                        the Acquisition Period shall be
                                        deposited into the Collection Account.
                                        "Parity" means, as of any Determination
                                        Date, any time when the Pool Balance is
                                        equal to at least 103% of the Note
                                        Balance as of such date (after giving
                                        effect to all distributions in respect
                                        of principal) plus $150,000. The
                                        Acquisition Period is subject to early
                                        termination upon the occurrence of an
                                        Event of Default or certain other events
                                        agreed to by the Issuer and the Insurer.
                                        See "THE TRANSFER AND SERVICING
                                        AGREEMENTS--Distributions" herein.

G.   Insurer; The Insurance
     Policy............................ MBIA Insurance Corporation. On the
                                        Closing Date, MBIA Insurance Corporation
                                        (the "Insurer") will issue a financial
                                        guaranty insurance policy for the Notes,
                                        (the "Insurance Policy") pursuant to
                                        which it will irrevocably and
                                        unconditionally guarantee payment of the
                                        Insured Payments, as described herein.
                                        SEE "CERTAIN INFORMATION REGARDING THE
                                        INSURANCE POLICY AND THE INSURER--The
                                        Policy."

                                        The Insurer will be subrogated to the
                                        rights of the Noteholders to receive any payments on the Notes to the extent there are payments under the Insurance
                                        Policy that remain unreimbursed. In
                                        addition, under the Indenture, absent
                                        the existence and continuation of an
                                        Insurer Default, the Insurer will be
                                        entitled to exercise certain rights of
                                        the Noteholders without their consent,
                                        and Noteholders may exercise other
                                        rights under the Indenture only with the prior written consent of the Insurer. In addition, the Insurer, rather than the Indenture Trustee or the Noteholders, will have the right to direct all matters relating to the Notes with respect to any Event of Default under the Indenture. See "CERTAIN INFORMATION
                                        REGARDING THE INSURANCE POLICY AND THE
                                        INSURER."

The Notes.............................. The Issuer will issue the Notes pursuant to an indenture, dated as of the Closing
                                        Date, (as amended and supplemented from
                                        time to time, the "Indenture"), among
                                        the Issuer, the Eligible Lender Trustee
                                        and the Indenture Trustee. The Notes
                                        will be secured by the assets of the
                                        Issuer, as described herein. The Notes
                                        will be available for purchase in
                                        denominations of $100,000 and will be
                                        available in book-entry form only.
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                                       8
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A.   Interest.......................... Each Class of Notes will bear interest during each Interest Period at the
                                        respective rate per annum (the "Class
                                        A-1 Note Rate," the "Class A-2 Note
                                        Rate," the "Class A-3 Note Rate" and the
                                        "Class A-4 Note Rate," respectively,
                                        and, collectively the "Note Rates")
                                        equal, except as described below, to the
                                        Auction Rate established for such Class
                                        of Notes for each Payment Date. The
                                        "Auction Rate" means each per annum rate
                                        of interest that results from the
                                        implementation of the Auction Procedures
                                        described in Annex I hereto with respect
                                        to each Class of Notes.

                                        Interest on the outstanding principal
                                        amount of each Class of Notes will
                                        accrue during each Interest Period and
                                        will be payable with respect to the
                                        Class A-1 Notes, the Class A-2 Notes,
                                        Class A-3 Notes and Class A-4 Notes on
                                        each applicable Payment Date, to holders of record of such Notes on the related
                                        Record Date (the "Class A-1
                                        Noteholders," "Class A-2 Noteholders,"
                                        the "Class A-3 Noteholders" and the
                                        "Class A-4 Noteholders," respectively).
                                        "Interest Period" means with respect to
                                        the Class A-1 Notes, Class A-2 Notes,
                                        Class A-3 Notes and Class A-4 Notes and
                                        each Class' respective Payment Date, the period commencing on and including the preceding Payment Date for each Class
                                        (or in the case of the first Payment
                                        Date, commencing on the Closing Date)
                                        and ending on and not including such
                                        Payment Date for each Class. Interest on the Notes will be calculated on the basis of the actual number of days elapsed in each Interest Period divided by 360.

                                        "Record Date" means, with respect to any Payment Date for a Class of Notes, so long as the Notes are in book-entry form, the Business Day prior to such Payment Date. "Business Day" means a day other than (i) a Saturday or Sunday, or
                                        (ii) a day on which the New York Stock
                                        Exchange, Indenture Trustee or banks
                                        located in Chicago, Illinois, New York
                                        City or the Commonwealth of
                                        Massachusetts, are authorized or
                                        obligated by law or executive order to
                                        be closed for business.

                                        Notwithstanding the foregoing, if any
                                        Auction Rate for any Interest Period
                                        (after the first Interest Period) is
                                        greater than the Student Loan Rate for
                                        the related Collection Period, then the
                                        Note Rate for the applicable Class of
                                        Notes for the applicable Payment Date
                                        will be the Student Loan Rate. The
                                        "Student Loan Rate" for any Collection
                                        Period will equal the interest rate
                                        equivalent to the product of (a) the
                                        quotient obtained by dividing (i) 360 by
                                        (ii) the actual number of days elapsed
                                        in such Collection Period and (b) the
                                        percentage equivalent of a
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                                        fraction, (i) the numerator of which is
                                        equal to the Expected Interest
                                        Collections for such Collection Period
                                        less the sum of the Servicing Fee, the
                                        Trustee Fees, the Auction Agent Fee, the
                                        Broker-Dealer Fees and the Policy
                                        Premium with respect to such Collection
                                        Period and (ii) the denominator of which
                                        is the aggregate principal balance of
                                        the Notes as of the last day of such
                                        Collection Period. "Collection Period"
                                        means, initially the period beginning on
                                        the Initial Cutoff Date and ending
                                        February 28, 2002, and thereafter with
                                        respect to any Fee Remittance Date or
                                        Auction Date, the preceding calendar
                                        month.

                                        "Expected Interest Collections" means,
                                        with respect to any Collection Period,
                                        the positive difference, if any, between
                                        (i) the sum of (a) the amount of
                                        interest accrued, net of any amounts
                                        required by the Higher Education Act to
                                        be paid to the Department, with respect
                                        to the Financed Student Loans during
                                        that Collection Period, whether or not
                                        such interest is actually paid, (b) all
                                        Interest Subsidy Payments and Special
                                        Allowance Payments estimated to have
                                        accrued for that Collection Period
                                        whether or not actually received, (c)
                                        Investment Earnings on amounts on
                                        deposit in all of the accounts during
                                        such Collection Period and (d) all gross amounts that have accrued under any Swap
                                        Agreement with respect to such
                                        Collection Period that are payable by
                                        all Swap Counterparties thereunder and
                                        (ii) all gross amounts that have accrued under such Swap Agreement with respect to such Collection Period and that are payable by the Issuer.

                                        If any Note Rate for any Payment Date is based on the Student Loan Rate, the excess of (a) the amount of interest on the related Class of Notes that would have accrued in respect of the related
                                        Interest Period had interest been
                                        calculated based on the applicable
                                        Auction Rate, over (b) the amount of
                                        interest on the related Class of Notes
                                        actually accrued in respect of such
                                        Interest Period based on the Student
                                        Loan Rate, together with the unpaid
                                        portion of any such excess from prior
                                        Payment Dates is referred to as the
                                        "Class A-1 Noteholders' Interest Basis
                                        Carryover," if accrued on the Class A-1
                                        Notes, is referred to as the "Class A-2
                                        Noteholders' Interest Basis Carryover,"
                                        if accrued on the Class A-2 Notes, is
                                        referred to as the "Class A-3
                                        Noteholders' Interest Basis Carryover,"
                                        if accrued on the Class A-3 Notes, is
                                        referred to as the "Class A-4
                                        Noteholders Interest Basis Carryover,"
                                        if accrued on the Class A-4 Notes, and,
                                        collectively for all the Notes, is
                                        referred to as the "Noteholders'
                                        Interest Basis Carryover." Any
                                        Noteholders' Interest Basis Carryover
                                        (together with interest thereon) will be payable on

                                        that or subsequent Payment Dates for the related Class of Notes to the extent the remaining Available Funds, if any, as described under "THE TRANSFER AND
                                        SERVICING AGREEMENTS--Distributions"
                                        herein, after all other required
                                        allocations therefrom are sufficient. To the extent that Noteholders' Interest
                                        Basis Carryover has accrued, any such
                                        remaining Available Funds, as described
                                        above, will be allocated on the
                                        applicable Fee Remittance Date between
                                        any unpaid Class A-1 Noteholders'
                                        Interest Basis Carryover, Class A-2
                                        Noteholders' Interest Basis Carryover,
                                        Class A-3 Noteholders' Interest Basis
                                        Carryover and Class A-4 Noteholders'
                                        Interest Basis Carryover pro rata (based on the ratio of each such amount to the aggregate Noteholders' Interest Basis
                                        Carryover for all Classes). See "THE
                                        TRANSFER AND SERVICING
                                        AGREEMENTS--Distributions" herein.

                                        Neither amounts on deposit in the
                                        Reserve Account nor the Insurance Policy will be available under any circumstances to pay any Noteholders'
                                        Interest Basis Carryover (or any
                                        interest thereon).

                                        As of the Closing Date, the aggregate
                                        principal balance of the Notes will
                                        equal approximately 100.59% of the
                                        Initial Pool Balance. See "RISK
                                        FACTORS--Risks Resulting From Excess of
                                        Principal Balance of Notes over Pool
                                        Balance" herein. The "Parity Date" is
                                        the first Fee Remittance Date on which
                                        the aggregate principal balance of the
                                        Notes (less all amounts on deposit in
                                        all Note Distribution Accounts in
                                        respect of the principal on all the
                                        Notes), after giving effect to (i) all
                                        distributions to the Note Distribution
                                        Accounts, and (ii) any purchase of
                                        Additional Financed Student Loans on
                                        such date times 103% plus $150,000, is
                                        no longer in excess of the Pool Balance
                                        as of the last day of the related
                                        Collection Period.

B.   Principal......................... Principal of the Notes will generally be payable in installments on each
                                        applicable Payment Date commencing after
                                        the end of the Acquisition Period, in an
                                        amount generally equal to the Principal
                                        Distribution Amount for such Payment
                                        Date, as described more fully below. The
                                        "Principal Distribution Amount" means
                                        (A) to the extent the Class A Note
                                        Principal Amount (less all amounts on
                                        deposit in all Note Distribution
                                        Accounts in respect of the principal on
                                        all the Notes) as of such Fee Remittance
                                        Date, (i) prior to giving effect to all
                                        distributions to the Note Distribution
                                        Accounts, and (ii) after giving effect
                                        to any purchase of Additional Financed
                                        Student Loans on such date times 103%
                                        plus $150,000, is equal to or

                                        less than the Pool Balance as of the
                                        last day of the related Collection
                                        Period, the amount of principal paid and collected (plus any realized losses thereon) during the related Collection
                                        Period less any accrued and unpaid
                                        interest on the Financed Student Loans
                                        for such Collection Period to the extent such interest will be capitalized and added to the principal balance of such Student Loans, upon the commencement of repayment of such Student Loans, as described herein, or (B) to the extent the Class A Note Principal Amount (less all amounts on deposit in all Note
                                        Distribution Accounts in respect of the
                                        principal on all the Notes) as of such
                                        Fee Remittance Date, (i) prior to giving effect to all distributions to the Note
                                        Distribution Accounts and (ii) after
                                        giving effect to any purchase of
                                        Additional Financed Student Loans on
                                        such date times 103% plus $150,000, is
                                        greater than the Pool Balance as of the
                                        last day of the related Collection
                                        Period, all Available Funds remaining
                                        after the payment of the Policy Premium, Servicing Fee, Eligible Lender Trustee
                                        Fees, Indenture Trustee Fees, Auction
                                        Agent Fees, Broker-Dealer Fees, the
                                        deposit into the applicable Note
                                        Distribution Account of the Class A-1
                                        Noteholders' Interest Distribution
                                        Amount, Class A-2 Noteholders' Interest
                                        Distribution Amount, Class A-3
                                        Noteholders' Interest Distribution
                                        Amount and Class A-4 Noteholders'
                                        Interest Distribution Amount, the
                                        payment of any net amounts accrued and
                                        unpaid to a Swap Counterparty (other
                                        than any termination payments under the
                                        related Swap Agreement) and making any
                                        required deposits to the Reserve Account up to such amount which would cause the Class A Note Principal Amount plus all amounts on deposit in all Note
                                        Distribution Accounts in respect of
                                        principal of the Notes as of such Fee
                                        Remittance Date, after giving effect to
                                        (i) all distributions to the Note
                                        Distribution Accounts and (ii) any
                                        purchase of Additional Financed Student
                                        Loans on such date times 103% plus
                                        $150,000, to equal the Pool Balance as
                                        of the last day of the related
                                        Collection Period. See "THE TRANSFER AND
                                        SERVICING AGREEMENTS--Distributions."

                                        The aggregate amount distributable as
                                        principal to the Notes shall be
                                        allocated first by lot at random to the
                                        Class A-1 Notes until the aggregate
                                        principal balance thereof has been
                                        reduced to zero, then by lot at random
                                        to the Class A-2 Notes until the
                                        aggregate principal balance thereof has
                                        been reduced to zero, then by lot at
                                        random to the Class A-3 Notes until the
                                        aggregate principal balance thereof has
                                        been reduced to zero, and then by lot at random to the Class A-4 Notes until the aggregate principal balance thereof has been reduced to zero.

                                        Principal payments will be made on each
                                        Class of Notes only in amounts equal to
                                        whole multiples of $100,000.

                                        No failure to make principal payments on the Notes will result in an Event of Default prior to the Final Scheduled
                                        Payment Date so long as the portion of
                                        Available Funds allocable to principal
                                        payments on the Notes is in fact so
                                        allocated and paid in accordance with
                                        the terms of the Indenture. In addition, prior to the Final Scheduled Payment
                                        Date (whether as scheduled or if
                                        accelerated after an Event of Default),
                                        draws may be made under the Insurance
                                        Policy to pay principal on the Notes
                                        only after the Parity Date and only if a Subordination Deficit exists. See
                                        "CERTAIN INFORMATION REGARDING THE
                                        INSURER AND THE INSURANCE POLICY--The
                                        Policy."

                                        The outstanding principal amount, if
                                        any, of the Notes will be payable in
                                        full on the related Final Scheduled
                                        Payment Date. However, the actual
                                        maturity of the Notes could occur other
                                        than on such date as a result of a
                                        variety of factors including the
                                        exercise of the Issuer of its option to
                                        redeem the Notes with respect to a Class on each Class' respective Payment Date and prepayments of the Financed Student
                                        Loans.

                                        The "Pool Balance" at any time
                                        represents the sum of (i) the aggregate
                                        principal balance of the Financed
                                        Student Loans at the end of the
                                        preceding Collection Period (including
                                        accrued interest thereon through the end of such Collection Period to the extent such interest will be capitalized upon commencement of repayment), after giving effect to the following, without duplication: (a) all payments received by the Issuer and/or the Indenture
                                        Trustee during such Collection Period
                                        from or on behalf of borrowers, the
                                        Federal Guarantors, the applicable
                                        guarantors under the TuitionGard Program and, with respect to certain payments on certain Financed Student Loans, the
                                        Department (collectively, "Obligors"),
                                        (b) all Purchase Amounts received by the Issuer and/or the Indenture Trustee for such Collection Period from the Seller, the Issuer or the Servicer in respect of any Financed Student Loans that have been repurchased by the Seller or reassigned to the Issuer due to a breach of a representation or warranty made by the Seller or Issuer as to the Financed
                                        Student Loans in the Indenture or the
                                        Purchase and Contribution Agreement,
                                        respectively, or that have been
                                        purchased by the Servicer due to a
                                        breach of certain servicing covenants by the Servicer, and (c) all losses realized on Financed Student Loans liquidated during such Collection
                                        Period, (ii) funds on deposit in the
                                        Funding Account, (iii) funds

                                        on deposit in the Acquisition Account,
                                        (iv) funds on deposit in the Reserve
                                        Account, (v) funds on deposit in the
                                        Collection Account and (vi) funds on
                                        deposit in the Note Distribution
                                        Accounts. The "Initial Pool Balance"
                                        will equal the Pool Balance as of the
                                        Initial Cutoff Date.

Optional Redemption.................... On each Class' respective Payment Date, the Issuer may, at its option, redeem
                                        the applicable Class of Notes, in whole
                                        or in part, at an aggregate price equal
                                        to the outstanding principal amount of
                                        the Notes so redeemed plus accrued
                                        interest thereon to the respective dates
                                        of redemption and any unpaid
                                        Noteholders' Interest Basis Carryover
                                        relating to the Notes so redeemed, in
                                        each case so long as all amounts owed to
                                        the Insurer have been paid.

Form, Registration
and Transfer of the
Notes.................................. The secondary market for the Notes is limited to institutional "accredited
                                        investors" within the meaning of Rule
                                        501(a)(1), (2), (3) or (7) under the
                                        Securities Act who are purchasing Notes
                                        pursuant to an Auction or through a
                                        Broker-Dealer, and there can be no
                                        assurance that a secondary market in the
                                        Notes will develop, or, if it does
                                        develop, that it will offer sufficient
                                        liquidity of investment or that it will
                                        continue.

                                        Except in the limited circumstances
                                        described herein, the Notes may be held
                                        only in book-entry form through The
                                        Depository Trust Company ("DTC"). The
                                        Notes of each Class will be represented
                                        by one or more global securities in
                                        fully-registered form without coupons
                                        (each, a "Restricted Global Note")
                                        deposited with the Indenture Trustee as
                                        custodian for, and registered in the
                                        name of, a nominee of DTC. Beneficial
                                        interests in Notes will be shown on, and their transfers will be effected only through, records maintained by DTC and its direct and indirect participants.

                                        Each purchaser of a Note in making its
                                        purchase will be required to make or be
                                        deemed to have made certain
                                        acknowledgments, representations and
                                        agreements consistent with the
                                        foregoing. See "TRANSFER RESTRICTIONS."

Tax Considerations..................... Upon the issuance of the Notes, Weil,
                                        Gotshal & Manges LLP special federal tax
                                        counsel to the Issuer ("Special Federal
                                        Tax Counsel"), will deliver, subject to
                                        the assumptions set forth therein, its
                                        opinion that, although there is no
                                        specific authority with respect to the
                                        characterization for federal income tax
                                        purposes of securities having the same
                                        terms as the Notes or to entities with
                                        capital structures similar to the
                                        Issuer, for federal income tax purposes
                                        (i) each Class of Notes will be
                                        characterized as debt and (ii) the
                                        Issuer will not be characterized as an
                                        association (or publicly traded
                                        partnership) taxable as a corporation.

                                        Noteholders may be required to accrue
                                        interest, including any Noteholders'
                                        Interest Basis Carryover in income in
                                        advance of the receipt of cash with
                                        respect to such amounts regardless of
                                        whether such Noteholders are on the cash or accrual methods of accounting.

                                        See "CERTAIN UNITED STATES FEDERAL
                                        INCOME TAX CONSEQUENCES" herein for
                                        additional information concerning the
                                        application of federal and state tax
                                        laws with respect to the Notes.

ERISA Considerations................... Subject to the considerations discussed under "ERISA CONSIDERATIONS" herein, the
                                        Notes are eligible for purchase by
                                        employee benefit plans.

Rating of the Securities............... It is a condition to the issuance and sale of the Notes that the Notes be
                                        rated in the highest investment rating
                                        category by Moody's Investors Service,
                                        Inc. ("Moody's") and Fitch, Inc.
                                        ("Fitch"). The ratings of the Notes will
                                        depend in part on an assessment by such
                                        rating agencies of the financial
                                        strength of the Insurer. Any reduction
                                        in the rating assigned to the
                                        claims-paying ability of the Insurer
                                        would likely result in a reduction of
                                        the ratings on the Notes. A rating is
                                        not a recommendation to buy, sell or
                                        hold securities and may be subject to
                                        revision or withdrawal at any time by
                                        the assigning rating agency. The rating
                                        agencies do not evaluate, the ratings of
                                        the Notes do not address and the
                                        Insurance Policy does not insure, the
                                        payment of the Noteholders' Interest
                                        Basis Carryover. There can be no
                                        assurance as to whether any additional
                                        rating agency will rate the Notes, or if
                                        one does, what rating would be assigned
                                        by such other rating agency.

CUSIP Numbers.......................... Class A-1 Notes:  0017 8T AA 0
                                        Class A-2 Notes:  0017 8T AB 8
                                        Class A-3 Notes:  0017 8T AC 6
                                        Class A-4 Notes:  0017 8T AD 4

                                  RISK FACTORS

         The payment of, and the timing of the payment of, the principal of and interest on the Notes are subject to certain risks. Particular attention should be given to the factors described below which, among others, could materially and adversely affect the payment of, and the timing of the payment of, the Notes, and which could also materially and adversely affect the market price of the Notes to an extent that cannot be determined. The items listed below do not include all risks to which such payment is subject. Prospective purchasers of the Notes should consider, among other things, the following factors in connection with an investment therein:

RISK THAT FAILURE TO COMPLY WITH ORIGINATION AND SERVICING PROCEDURES FOR FINANCED STUDENT LOANS MAY ADVERSELY AFFECT THE ISSUER'S ABILITY TO PAY PRINCIPAL OF AND INTEREST ON THE NOTES

         Title IV of the Higher Education Act of 1965, as amended (such Act, together with all rules and regulations promulgated thereunder by the Department and/or the Federal Guarantors, the "Higher Education Act" or the "Act") including the implementing regulations thereunder, requires lenders making and servicing FFELP Loans and guarantors guaranteeing FFELP Loans to follow specified procedures, including due diligence procedures, to ensure that the FFELP Loans are properly made and disbursed to, and repaid on a timely basis by or on behalf of, borrowers. Certain of those procedures, which are specifically set forth in the Act, are summarized herein. See "FEDERAL FAMILY EDUCATION LOAN PROGRAM" and "THE TRANSFER AND SERVICING AGREEMENTS." Generally, those procedures require that completed loan applications be processed, a determination of whether an applicant is an eligible borrower under the Act be made, the borrower's responsibilities under the loan be explained to him or her, the promissory note evidencing the loan be executed by the borrower and then that the loan proceeds be disbursed in a specified manner by the lender. After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferrals and forbearances and credit the borrower for payments made thereon. If a borrower becomes delinquent in repaying a loan, the lender must perform certain collection procedures (primarily telephone calls and demand letters) which vary depending upon the length of time a loan is delinquent.

         With respect to the Notes, the Servicer will agree pursuant to the Servicing Agreement to perform servicing and collection procedures on behalf of the Issuer and the Indenture Trustee, and will utilize the Subservicer to perform such procedures. However, failure by the Servicer or the Subservicer on its behalf to follow these procedures or failure of the originator of the loan to follow procedures relating to the origination of any FFELP Loans may result in the Department's refusal to make reinsurance payments to the Federal Guarantor or to make Interest Subsidy Payments and Special Allowance Payments to the Eligible Lender Trustee with respect to such Financed Student Loans or in the Federal Guarantor's refusal to honor its Guarantee Agreements with the Eligible Lender Trustee with respect to such Financed Student Loans. Failure of the Federal Guarantor to receive reinsurance payments from the Department would adversely affect the Federal Guarantor's ability or legal obligation to make Guarantee Payments to the related Eligible Lender Trustee. Loss of any such Guarantee Payments, Interest Subsidy Payments or Special Allowance Payments would adversely affect the amount of Available Funds for any Collection Period.

RISK THAT THIRD-PARTY SERVICER REGULATIONS COULD IMPAIR THE SERVICER OR THE SUBSERVICER

         Effective July 1, 1995, the Department adopted FFELP regulations which, among other things, established (i) requirements governing contracts between holders of FFELP Loans and third-party servicers, (ii) standards of administrative and financial responsibility for third-party servicers that administer any aspect of a guarantee agency's or lender's participation in the FFELP and (iii) sanctions and liabilities for third-party servicers.

         Under these regulations, a third-party servicer (such as the Servicer or the Subservicer) is jointly and severally liable with its client lenders for liabilities to the Department arising from the servicer's violation of applicable requirements. In addition, if the servicer fails to meet standards of financial responsibility or administrative capability included in the new regulations, or violates other FFELP requirements, the regulations authorize the Department to fine the servicer and/or limit, suspend or terminate the servicer's eligibility to contract to service FFELP Loans. The effect of such a limitation or termination on the Subservicer's or the Servicer's eligibility to service loans already on its system, or to accept new loans for servicing under existing contracts, is unclear, although the financial, operational and regulatory well being of the Subservicer and the Servicer is a material consideration for all Noteholders. If the Subservicer or the Servicer were fined or held liable by the Department for liabilities arising out of its FFELP activities for the Issuer or other client lenders, or its eligibility were limited, suspended or terminated, its ability to properly service the Financed Student Loans could be adversely affected. Such adverse effects could have the result of diminishing Available Funds for any Collection Period and, therefore, the Issuer's ability to pay principal of and interest on the Notes. The Servicer will be responsible for the performance of the Subservicer to be in conformity with the servicing standards set forth in the Servicing Agreement. In the event of a termination of eligibility of the Subservicer, the Servicer will be required to replace the Subservicer or service the applicable Financed Student Loans directly. The Servicer will also agree to hold the Issuer and Noteholders harmless for liabilities of the Issuer to the Department arising from any violation by itself or any Subservicer of applicable requirements. In addition, the Servicer will agree to purchase Financed Student Loans as to which there has been a material and uncured breach (whether by the Servicer or the Subservicer) of the servicing covenants set forth in the Servicing Agreement (it being understood in the Servicing Agreement that any such breach that does not affect either (i) any Federal Guarantor's obligation to make Guarantee Payments with respect to any FFELP Loan or (ii) the obligations of the applicable guarantors under the TuitionGard Program to make guarantee payments with respect to any Alternative Loan will not be considered to have a material adverse effect for this purpose).

VARIABILITY OF ACTUAL CASH FLOWS; RISK OF SHORTFALLS TO THE HOLDERS OF NOTES RESULTING FROM THE INABILITY OF THE INDENTURE TRUSTEE TO LIQUIDATE FINANCED STUDENT LOANS

         Amounts received with respect to the Financed Student Loans for a particular Collection Period may vary greatly in both timing and amount from the payments actually due on the Financed Student Loans as of such Collection Period for a variety of economic, social and other factors, including both individual factors, such as additional periods of deferral or forbearance prior to or after a borrower's commencement of repayment, and general factors, such as a general economic downturn which could increase the amount of defaulted Financed Student Loans. Failures by borrowers to make timely payments of the principal of and interest on the

Financed Student Loans will diminish the amount of Available Funds, which may reduce the amount of principal and interest paid to the Noteholders. Moreover, failures by student loan borrowers generally to make timely payments of the principal and interest due on their Financed Student Loans could obligate the Federal Guarantor of the FFELP Loan to make payments thereon, which could adversely affect the solvency of the Federal Guarantor and its ability to meet its guarantee obligations (including with respect to the FFELP Loans). The inability of any Federal Guarantor to meet its guarantee obligations could diminish the amount of Available Funds on a Payment Date. The effect of such factors, including the effect on a Federal Guarantor's ability to meet its guarantee obligations with respect to the FFELP Loans, or the Issuer's ability to pay principal and interest with respect to the Notes, is impossible to predict. Pursuant to the 1992 Amendments, under Section 432(o) of the Act, if the Department has determined that a Federal Guarantor is unable to meet its insurance obligations, the loan holder may submit claims directly to the Department and the Department is required to pay the full Guarantee Payment due with respect thereto in accordance with guarantee claim processing standards no more stringent than those of such Federal Guarantor. However, the Department's obligation to pay guarantee claims directly in this fashion is contingent upon the Department making the determination referred to above. There can be no assurance that the Department would ever make such a determination with respect to a Federal Guarantor or, if such a determination was made, whether such determination or the ultimate payment of such guarantee claims would be made in a timely manner.

         If an Event of Default occurs under the Indenture, subject to certain conditions, the Indenture Trustee will, if so directed by the Insurer and without the consent of the Noteholders, sell the Financed Student Loans pledged thereunder. There can be no assurance, however, that the Indenture Trustee will be able to find a purchaser for the Financed Student Loans in a timely manner or that the market value of such Financed Student Loans will be equal to the aggregate outstanding principal amount of the Notes and accrued interest thereon. If the proceeds of any such sale do not exceed the aggregate outstanding principal amount of the Notes and accrued interest thereon, the Noteholders will be reliant on payments under the Insurance Policy in order to avert a loss.

UNSECURED NATURE OF THE FINANCED STUDENT LOANS; RISK THAT FINANCIAL STATUS OF A FEDERAL GUARANTOR WILL AFFECT ITS ABILITY TO MAKE GUARANTEE PAYMENTS

         The Act requires all FFELP Loans to be unsecured. As a result, the only security for payment of the FFELP Loans are the Guarantee Agreements between the Eligible Lender Trustee and the Federal Guarantors. A deterioration in the financial status of the Federal Guarantors and their ability to honor guarantee claims with respect to the FFELP Loans could result in a failure by the Federal Guarantor to make Guarantee Payments to the Eligible Lender Trustee. One of the primary causes of a possible deterioration in a Federal Guarantor's financial status is the amount and percentage of defaulting FFELP Loans guaranteed by a Federal Guarantor. Moreover, to the extent that default reimbursement claims submitted by a Federal Guarantor for any fiscal year exceed certain specified levels, the Department's obligation to reimburse the Federal Guarantor for default claim losses is reduced on a sliding scale from 100% to a minimum of 80% (98% to 78%, respectively, for default claim losses for FFELP Loans made on or after October 1, 1993; 95% to 75%, respectively, for default claim losses for FFELP Loans made on or after October 1, 1998). Death, disability, bankruptcy, closed school and false certification claims are reimbursed 100% by the Department. Additionally, the Balanced Budget Act of 1997 mandated the recall of approximately $1 billion in reserves from guarantors by September 1, 2002 under specified criteria. Additional recall of reserve funds by the Department amounting to $85 million in fiscal year 2002, $82.5 million in fiscal year 2006, and $82.5 million in fiscal year 2007, was mandated by the 1998 amendments to the Higher Education Act. There can be no assurance that these reductions will not adversely affect the financial status of a Federal Guarantor, or that future legislation to reduce spending in the FFELP will not be enacted. No assurance exists that any Federal Guarantor will have the financial resources to make all Guarantee Payments to the Issuer in respect of the FFELP Loans that may arise from time to time. Failure by Federal Guarantors to make Guarantee Payments on defaulted FFELP Loans will diminish the amount of Available Funds on a Payment Date, which may reduce the amount of principal and interest paid to Noteholders. See "FEDERAL FAMILY EDUCATION LOAN PROGRAM--Federal Insurance and Reinsurance of Federal Guarantors."

DEFAULT RISK ON CERTAIN FFELP LOANS

         Under the Omnibus Budget Reconciliation Act of 1993 (the "1993 Act"), FFELP Loans first disbursed on or after October 1, 1993, are 98% insured by the applicable Federal Guarantor. As a result, to the extent a borrower of such a FFELP Loan defaults, the Issuer will experience a loss of 2% of outstanding principal of and accrued interest on each such FFELP Loan. A defaulted loan will be fully assigned to the applicable Federal Guarantor in exchange for a guarantee payment on the 98% guaranteed portion and the Issuer may have no right thereafter to pursue the borrower for the 2% unguaranteed portion. Such 2% loss would diminish the amount of Available Funds, which would, in turn, adversely affect the ability of the Issuer to pay interest on and principal of the Notes on each Payment Date. FFELP Loans continue to be 100% guaranteed in the event of death, disability or bankruptcy of the borrower and a closing of or false certification by the borrower's school regardless of disbursement date.

RISK THAT CHANGE IN LAW WILL ADVERSELY AFFECT FINANCED STUDENT LOANS, FEDERAL GUARANTORS, AMS, THE ISSUER, FFELP THE SERVICER OR THE SUBSERVICER

         No assurance can be made that the Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder will not be amended or modified in the future in a manner that will adversely impact the programs described in this Offering Memorandum, the FFELP Loans or the Alternative Loans made thereunder (including the Financed Student Loans), the Federal Guarantors, the applicable guarantors under the TuitionGard Program, AMS, the Issuer, the Servicer or the Subservicer. In addition, existing legislation and future measures to reduce the federal spending or for other purposes may adversely affect the amount and nature of federal financial assistance available with respect to these programs. In recent years, federal budget legislation has provided for the recovery of certain funds held by the Federal Guarantors in order to achieve reductions in federal spending. No assurance can be made that future federal budget legislation or administrative actions will not adversely affect expenditures by the Department or the financial condition of the Federal Guarantors, AMS, the Issuer, the Servicer or the Subservicer. See "FEDERAL FAMILY EDUCATION LOAN PROGRAM--Legislative and Administrative Matters" herein.

         For example, as described more fully under "FEDERAL FAMILY EDUCATION LOAN PROGRAM--Legislative and Administrative Matters," (i) the Emergency Student Loan Consolidation Act of 1997 changed, among other things, fixed interest rates to variable interest rates and reduced the interest rate cap in the Federal Consolidation Loan program, (ii) the 1997 Budget Reconciliation Act caused, among other things, Federal Guarantors to return $1 billion of reserves to the U.S. Treasury, and (iii) the 1998 Reauthorization Bill (a) caused, among other things, the recall of additional Federal Guarantor reserves and the reduction of federal reinsurance from 98% to 95% for Financed Student Loans first disbursed on or after October 1, 1998, and (b) made permanent reductions in borrower interest rates and Special Allowance Payments for Stafford Loans that were introduced to FFELP by the 1998 Amendments. Changes in law such as those described above generally reduce the amounts earned on FFELP Loans as well as the resources of Federal Guarantors and therefore may adversely affect the financial condition of Federal Guarantors, AMS, the Issuer, the Servicer or the Subservicer which may, in turn, adversely affect holders of Notes by potentially reducing any such party's ability to meet its obligations under the Guarantee Agreements, Purchase and Contribution Agreement, Servicing Agreement or Subservicing Agreements, as the case may be, with the result that there may be a related reduction in the amounts paid to holders under the Notes. See "FEDERAL FAMILY EDUCATION LOAN PROGRAM" herein.

IMPACT OF DIRECT LENDING

         The 1993 Act also made a number of changes to the Federal Student Loan programs, including imposing on lenders or holders of FFELP Loans certain fees and affecting the Department's financial assistance to Federal Guarantors, including reducing the percentage of claim payments the Department will reimburse to Federal Guarantors, reducing more substantially the premiums and default collections that Federal Guarantors are entitled to receive and/or retain and permitting the Department to reduce administrative fees it pays to Federal Guarantors. These changes could affect a Federal Guarantor's ability to make Guarantee Payments which in turn, could adversely affect the Issuer's ability to pay principal of and interest on the Notes.

         The 1993 Act provided for the implementation of a direct student loan program ("DSLP") pursuant to which the Department makes loans directly to students and parents, which the statute contemplated would replace at least 60% of the FFELP by the 1998-1999 academic year. The expansion of DSLP may involve increasing reductions in the volume of loans made under the existing programs. The volume of new FFELP Loans serviced by a servicer may decrease due to DSLP. Such entities have not experienced a significant reduction to date and any such reduction will not necessarily be equal to the percentage by which existing student loan programs are replaced by DSLP. As these reductions occur, a servicer could experience increased costs due to reduced economies of scale to the extent the volume of loans held and serviced by such servicer is reduced. The expansion of DSLP could therefore have an adverse effect on the Subservicer and on the ability of the Servicer to perform its obligations under the Servicing Agreement. Such volume reductions could also reduce revenues received by the Federal Guarantors that are available to pay claims on defaulted FFELP Loans which in turn, could adversely affect the Issuer's ability to pay principal of and interest on the Notes. Finally, the level of competition in existence in the secondary market for loans made under the existing programs could be reduced, resulting in fewer potential buyers of the Financed Student Loans and lower prices available in the secondary market for those loans.

RESERVES

         The Department possesses broad powers over Federal Guarantors and their reserves. These powers include the authority to require a Federal Guarantor to return all reserve funds to the Department if the Department determines such action is necessary to ensure an orderly termination of the Federal Guarantor, to serve the best interests of the student loan programs or to ensure the proper maintenance of such Federal Guarantor's funds or assets. The Department is also now authorized to direct a Federal Guarantor to return a portion of its reserve funds which the Department determines is unnecessary to pay the program expenses and contingent liabilities of the Federal Guarantor and/or to cease any activities involving the use of the Federal Guarantor's reserve funds or assets which the Department determines is a misapplication or otherwise improper. The Department may also terminate a Federal Guarantor's reinsurance agreement if the Department determines that such action is necessary to protect the federal fiscal interest or to ensure an orderly transition to full implementation of direct federal lending. These various changes create a significant risk that the resources available to the Federal Guarantors to meet their guarantee obligations will be significantly reduced. If a Federal Guarantor is unable to make Guarantee Payments, the Issuer's ability to make timely payments of interest and principal to the Noteholders may be adversely affected.

CONSOLIDATION OF FEDERAL BENEFIT BILLINGS AND RECEIPTS UNDER ONE ELIGIBLE LENDER NUMBER

         The Department limits the granting of new lender identification numbers. The Eligible Lender Trustee will hold and use a single Department lender identification number under the Eligible Lender Trust Agreement on behalf of all of the beneficiaries thereof, i.e., the Issuer and any other special purpose entities in addition to the Issuer formed by the Seller in connection with its student loan business, each of which is not qualified as an eligible lender under FFELP, as well as their permitted assigns. The billings submitted to the Department for Interest Subsidy and Special Allowance Payments on FFELP Loans beneficially owned by the Issuer will be consolidated with the billings for such payments for FFELP Loans beneficially owned by the Issuer, the other special purpose entities that are beneficiaries, or such assigns, and payments on such billings will be made by the Department in lump sum form. Such lump sum payments will then be allocated by the Eligible Lender Trustee to the Issuer and the other special purpose entities that are beneficiaries, and such assigns.

         In addition, sharing a common eligible lender identification number among the beneficiaries of the Eligible Lender Trust Agreement, i.e., the Issuer and the other special purpose entities that are beneficiaries and their permitted assigns, may result in the receipt of claim payments from Federal Guarantors in lump sum form. In that event, such payments will be allocated among the Noteholders and other beneficiaries in a manner similar to the allocation process for Interest Subsidy and Special Allowance Payments.

         The Department regards the Eligible Lender Trustee as the party primarily responsible to the Department for any liabilities owed to the Department or Federal Guarantors resulting from the Eligible Lender Trustee's activities in the FFELP. As a result, if the Department or a Federal

Guarantor were to determine that the Eligible Lender Trustee owed a liability to the Department or a Federal Guarantor on any FFELP Loan legally owned by the Eligible Lender Trustee, for example, the Department or Federal Guarantor may seek to collect that liability by offset against payments due to the Eligible Lender Trustee with respect to any FFELP Loans legally owned by the Eligible Lender Trustee (including the Financed Student Loans) without regard to their beneficial ownership. Such an action by the Department could adversely affect the amount of Available Funds for any Collection Period.

         In addition, beneficiaries under the Eligible Lender Trust Agreement may in a given quarter incur Federal Origination Fees that exceed the Interest Subsidy and Special Allowance Payments payable by the Department on the loans beneficially owned by such beneficiaries, resulting in the consolidated payment from the Department received by the Eligible Lender Trustee under such lender identification number for that quarter to equal an amount that is less than the amount owed by the Department on all of the FFELP Loans held under the Eligible Lender Trust Agreement (including the Financed Student Loans) for that quarter. Such an action by the Department could adversely affect the amount of Available Funds for any Collection Period.

FEES PAYABLE ON CERTAIN FFELP LOANS MAY REDUCE FUNDS AVAILABLE TO PAY PRINCIPAL AND INTEREST ON THE NOTES

         Under the Federal Consolidation Program, the Issuer will be obligated to pay to the Department a monthly rebate fee (the "Monthly Rebate Fee") at an annualized rate of 1.05% (0.62% for applications received between October 1, 1998 and January 31, 1999) of the outstanding principal balance on the last day of each month plus accrued interest thereon of each Federal Consolidation Loan which is held on behalf of the Issuer, which rebate will be payable prior to distributions to the Noteholders and which rebate will reduce the amount of funds which would otherwise be available to make distributions on the Notes and will reduce the Student Loan Rate.

         In addition, an originator must pay to the Department a 0.50% origination fee (the "Federal Origination Fee") on the initial principal balance of each FFELP Loan which is originated by it or on its behalf. The Federal Origination Fee is paid by an originator by the Department deducting it out of Interest Subsidy and Special Allowance Payments due to such originator. If sufficient Interest Subsidy and Special Allowance Payments are not due to an originator to cover the amount of the Federal Origination Fee, the balance of such Federal Origination Fee will be deferred by the Department until sufficient Interest Subsidy and Special Allowance Payments accrue to cover such fee. If such amounts never accrue, which may occur as a result of changes in the relevant interest rate indices on which such payments are based or premature termination of a loan on account of default or otherwise, the originator would be obligated to pay any remaining fee from other assets of the originator. While the Issuer and the Eligible Lender Trustee on its behalf will not originate loans, the Department could seek to collect liabilities owed to it by any of the beneficiaries from any assets held under the Eligible Lender Trust Agreement as described above under "--Consolidation of Federal Benefit Billings and Receipt Under One Eligible Lender Number." Thus, any incurring of Federal Origination Fees under the Eligible Lender Trust Agreement creates a risk that collections of amounts due from the Department with respect to the Financed Student Loans could be adversely affected.

         Also, the Student Loan Rate will be reduced by any offset of Interest Subsidy and Special Allowance Payments. The effect of any such reduction in the Student Loan Rate would be to reduce the minimum rate at which the Notes could bear interest. See "DESCRIPTION OF THE NOTES--Payments of Interest" herein.

MATURITY AND PREPAYMENT CONSIDERATIONS

         The rate of payment of principal of the Notes will be affected by prepayments of the Financed Student Loans that may occur as described below. All the Financed Student Loans are prepayable in whole or in part by the borrowers at any time (including by means of Federal Consolidation Loans as discussed below) or as a result of a borrower default, death, disability or bankruptcy and subsequent liquidation or collection of Guarantee Payments with respect thereto. The rate of such prepayments cannot be predicted and may be influenced by a variety of economic, social and other factors, including those described below. In general, the rate of prepayments may tend to increase to the extent that alternative financing becomes available at prevailing interest rates which fall significantly below the interest rates applicable to the Financed Student Loans. However, because a portion of the Financed Student Loans bear interest at a rate that either actually or effectively is floating to the borrower, it is impossible to determine whether changes in prevailing interest rates will be similar to or vary from changes in the interest rates on the Financed Student Loans. In addition, to the extent that Noteholders are reliant on a portion of the interest collections on the Financed Student Loans to pay the portion of the initial principal balance of the Notes that is in excess of the Pool Balance, Noteholders could be adversely affected by increased rates of prepayment on the Financed Student Loans, since upon any such prepayment no further interest would be collected on the loan so prepaid. To the extent borrowers of Financed Student Loans elect to borrow Federal Consolidation Loans, such Financed Student Loans will be prepaid. See "FEDERAL FAMILY EDUCATION LOAN PROGRAM--Federal Consolidation Loan Program" herein. The Department in administering the Federal Direct Consolidation Loan Program (See "FEDERAL FAMILY EDUCATION LOAN PROGRAM--Legislative and Administrative Matters" herein) permits borrowers with FFELP Loans to consolidate their outstanding Financed Student Loans at interest rates as much as 0.8% below those which would apply if they consolidated their outstanding Financed Student Loans by means of a Federal Consolidation Loan under the Federal Consolidation Loan Program. The availability of such lower-rate consolidation loans may increase the likelihood that a Financed Student Loan will be prepaid.

         On the other hand, scheduled payments with respect to, and maturities of, the Financed Student Loans may be extended pursuant to Grace Periods, Deferral Periods and Forbearance Periods. In that event, the fact that such Financed Student Loans will have varying maturities may lengthen the remaining term of the Financed Student Loans and the average life of the Notes. The application of amounts which would otherwise have been distributable in respect of the Principal Distribution Amount for a related Payment Date to make interest distributions to Noteholders and in lieu of collections of interest on certain Financed Student Loans on which interest is not currently required to be paid will also have the effect of lengthening the average life of the Notes over what it would have been had such amounts been applied to amortize the Notes.

         The rate of payment of principal of the Notes and the yield on the Notes may also be affected by the rate of defaults resulting in losses on Liquidated Financed Student Loans, by the severity of those losses and by the timing of those losses, which may affect the ability of the Federal Guarantors to make Guarantee Payments with respect thereto. The rate of prepayment on the Financed Student Loans cannot be predicted, and any reinvestment risks resulting from a faster or slower incidence of prepayment of Financed Student Loans will be borne entirely by the Noteholders. Such reinvestment risks may include the risk that interest rates and the relevant spreads above particular interest rate bases are lower at the time Noteholders receive payments from the Issuer than such interest rates and such spreads would otherwise have been had such prepayments not been made or had such prepayments been made at a different time.

         In addition, the Issuer will have the right to redeem the Notes with respect to a Class, in whole or in part, on each Class' respective Payment Date, as described under "THE TRANSFER AND SERVICING AGREEMENTS--Optional Redemption."

         Because of the factors discussed above, and because of the number and variability of the determinants affecting the rate of principal payments on the Financed Student Loans, no assurances can be given as to the timing of payments of principal to Noteholders.

INCENTIVE PROGRAMS

         AMS has offered, and intends to continue to offer, incentive programs to borrowers of certain Financed Student Loans. There are two such programs that, although they are no longer offered by AMS, may apply to FFELP Loans comprising part of the Financed Student Loans owned by the Issuer. The "Grad Advantage Program" was made available for certain Federal Stafford Loans disbursed during the period beginning December 1, 1996 and ending April 30, 1999. If a borrower makes 36 consecutive scheduled payments in a timely fashion, the effective interest rate charged to the borrower will be permanently reduced by 2% per annum thereafter. Pursuant to the Grad Advantage Program, a borrower who graduates may be entitled to a reduction in the principal of the borrower's student loan equal to the amount of the borrower's origination and guarantee fee on subsidized Federal Stafford Loans (not to exceed 4% of the principal), and an amount equal to the guarantee fee on unsubsidized Federal Stafford Loans (not to exceed 1% of the principal amount of the loan). Pursuant to the "direct repay plan" or "Auto Advantage Repayment Plan," borrowers who make student loan payments on Federal Stafford Loans electronically through automatic monthly deductions from a savings or checking account receive a 0.25% effective interest rate reduction as long as they continue the Auto Advantage repayment plan. The effect of such principal and interest rate reductions will be to reduce the amount of Available Funds held by the Issuer to pay principal and interest on the Notes. AMS has held loans for its own account only since 1998 and thus has only very recent experience with incentive programs for such loans. Moreover, the nature of both the Grad Advantage Program and the Auto Advantage Repayment Plan requires that a student graduate from school and enter repayment before he or she will be eligible for participation in one of these incentive programs if it applies to his or her loan. These incentive programs apply only to certain Federal Stafford Loans and not all FFELP Loans. As a result of these facts, the Seller does not have at this time any statistically meaningful participation experience with borrower incentive programs and, therefore, cannot predict with certainty the extent to which borrowers will decide to participate in these programs.

         AMS currently offers incentives through the "Dividends Borrower Benefits" program which includes "Dividends I" and "Dividends II". The Dividends I program is made available for all Stafford loans disbursed during the period beginning May 1, 1999 and ending April 30, 2001. The Dividends II program is made available for all Stafford loans disbursed on or after May 1, 2001 through the date of this Offering Memorandum. Qualifications to the program mandate that the school be a four-year degree granting undergraduate, graduate or medical school. AMS may approve on a limited basis two year and/or proprietary schools. In addition, the borrower must complete and return the "Rewards Letter" with a copy of their diploma and/or transcript.

         0% INTEREST BENEFIT. At repayment, a first-time AMS borrower who graduates may be credited for the amount of accrued interest during the first twelve months after disbursement on the first unsubsidized Stafford Loan the borrower receives from AMS.

         INTEREST RATE REDUCTION. Borrowers that remain less than thirty days delinquent in repayment will have an automatic 0.50% interest rate reduction (except that for the period beginning May 1, 1999 and ending April 30, 2000, this benefit only applies to unsubsidized Stafford Loans). If the borrower is more than thirty days delinquent, the interest rate reverts back to the statutory rate. As a one-time benefit, the borrower is given the opportunity to make their account current and can have the interest rate reduction reinstated. If the borrower is more than thirty days delinquent again, the borrower loses the benefit forever and the interest rate reverts back to the statutory rate. In the Dividends II program, borrowers that remain less than thirty days delinquent in repayment and have made their first thirty-six payments on time will have an automatic 0.50% interest rate reduction.

         An additional interest rate reduction incentive is offered in the Dividends II program only. Borrowers that remain less than thirty days delinquent in repayment and have an automatic withdrawal from a checking or savings account will have an automatic 0.25% interest rate reduction. If the borrower is more than thirty days delinquent, the interest rate reverts back to the statutory rate. As a one-time benefit, the borrower is given the opportunity to make their account current and can have the interest rate reduction reinstated. If the borrower is more than thirty days delinquent again, the borrower loses the benefit forever and the interest rate reverts back to the statutory rate.

         The effect of all of these reductions will be to reduce the amount of Available Funds held by the Issuer to pay principal and interest on the Notes.

         PERSONAL INVESTMENT ACCOUNT. Loans that remain with AMS (i.e., that have not been consolidated or sold to another lender) and are less than thirty days delinquent may be eligible for an origination fee rebate. AMS will deposit the Stafford origination fee (3%) amount paid by the borrower (at the time of disbursement) into a Personal Investment Account (each, a "PIA"). Each PIA is established by the borrower through AmeriTrade and 1% is deposited at graduation, 1% is deposited at repayment, and the final 1% is deposited twelve months after repayment begins. The PIA must remain open at the time deposits are scheduled to be made. This rebate does not affect the loan balance at the Servicer. For the period beginning May 1, 1999 and ending April 30, 2000, this benefit is only available on unsubsidized Stafford Loans. In the Dividends II program, this benefit is available for all Stafford Loans.

INSOLVENCY RISKS

         The Issuer has taken steps in structuring the transactions contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by AMS under the United States Bankruptcy Code or other insolvency laws ("Insolvency Laws") will not result in consolidation of the assets and liabilities of the Issuer with those of AMS. These steps include the creation of the Issuer as a separate limited-purpose entity with certain limitations (including restrictions on the nature of the Issuer's business and a restriction on the Issuer's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior affirmative vote of all of the Issuer's partners, including the independent directors of its general partner). However, there can be no assurance that the activities of the Issuer would not result in a court concluding that the assets and liabilities of the Issuer should be consolidated with those of AMS in a proceeding under any Insolvency Law. If a court were to reach such a conclusion or a filing were made under any Insolvency Law by or against the Issuer, or if an attempt were made to litigate any of the foregoing issues, then delays in distributions on the Notes could occur or reductions in the amounts of Available Funds could result. See "THE ISSUER."

         It is intended by the Seller and the Issuer that the transfer of the Financed Student Loans by the Seller to the Issuer constitute a "true sale or contribution" of the Financed Student Loans to the Issuer. The Seller and the Issuer expect to receive advice of counsel substantially to this effect. If the transfer constitutes such a true sale or contribution, the Financed Student Loans and the proceeds thereof would not be property of the Seller should it become the subject of any Insolvency Law subsequent to the transfer of the Financed Student Loans to the Issuer. In addition, the Seller will warrant to the Issuer in the Purchase and Contribution Agreement that the sale and/or contribution of the Financed Student Loans by the Seller to the Issuer is a valid sale and/or complete assignment of the Financed Student Loans by the Seller to the Issuer. Notwithstanding the foregoing, if the Seller were to become subject to an Insolvency Law and a creditor or trustee-in-bankruptcy of the Seller or the Seller itself were to take the position that the sale and/or contribution of Financed Student Loans by the Seller to the Issuer should instead be treated as a pledge of such Financed Student Loans to secure a borrowing of the Seller, delays in payments of collections of Financed Student Loans to the Noteholders could occur or (should the court rule in favor of the Seller or such trustee or creditor) reductions in the amounts of such payments could result. If the transfer of Financed Student Loans by the Seller to the Issuer is treated as a pledge instead of a true sale and/or contribution, a tax or government lien on the property of the Seller arising before the transfer of such Financed Student Loans to the Issuer may have priority over the Issuer's interest in such Financed Student Loans.

CONSUMER PROTECTION LAWS

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. Also, some state laws impose finance charge ceilings and other restrictions on certain consumer transactions and require contract disclosures in addition to those required under federal law. To the extent these requirements may be applicable to the Financed Student Loans, these requirements impose specific statutory liability that could affect an assignee's ability to enforce consumer finance contracts. In addition, the remedies available to the Indenture Trustee or the Noteholders upon an Event of Default under the Indenture may not be readily available or may be limited by applicable state and federal laws.

BOOK-ENTRY REGISTRATION

         The Notes will be initially represented by one or more certificates registered in the name of a nominee of DTC and will not be registered in the names of the holders of the Notes or their nominees. Because of this, unless and until Definitive Notes are issued, holders of the Notes will not be recognized by the Indenture Trustee as "Noteholders." Hence, unless and until Definitive Notes are issued, holders of the Notes will only be able to exercise the rights of Noteholders indirectly through DTC and its participating organizations. See "DESCRIPTION OF THE NOTES--Book-Entry Registration" and "--Definitive Notes."

LIMITED LIQUIDITY

         The Notes have not been registered under the Securities Act of 1933 (the "Securities Act"). The Notes may not be transferred except in compliance with the Securities Act and applicable state securities or "Blue Sky" laws. Transfers of Notes must be made pursuant to an exemption from the registration requirements of the Securities Act to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and pursuant to any applicable state securities or "Blue Sky" laws. The Notes will bear a legend referring to such restrictions. In addition, each purchaser of Notes will be deemed to have made various representations with respect to these and related matters. See "TRANSFER RESTRICTIONS" herein. The Notes are not otherwise freely transferable and there is no obligation on the part of the Issuer to register any offering of the Notes under the Securities Act or such other laws referred to herein.

         The Notes will not be listed on any exchange.

         Other factors may also limit the liquidity of the Notes. For example, if any Noteholders' Interest Basis Carryover accrues on the Notes prior to the Parity Date, no funds will be available to pay such amounts until on or after the Parity Date. In addition, in no event will any Noteholders' Interest Basis Carryover be covered by the Insurance Policy or amounts on deposit in the Reserve Account. Thus any accrued Noteholders' Interest Basis Carryover could adversely affect the ability of a Noteholder to sell its Notes.

RISKS RESULTING FROM EXCESS OF PRINCIPAL BALANCE OF NOTES OVER POOL BALANCE

         As of the Closing Date, the aggregate principal balance of the Notes will be equal to approximately 100.59% of the Initial Pool Balance. As a result, Noteholders will generally be reliant on the availability of excess amounts in respect of Collections on the Financed Student Loans to bring the aggregate principal balance of the Notes into Parity with the Pool Balance by the application thereof to acquire Additional Financed Student Loans until the Parity Date, or if Parity is not reached by the end of the Acquisition Period to repay principal on the Notes until Parity is reached. The availability of such amounts will in turn partially be dependent on the interest component of Available Funds for any Fee Remittance Date being in excess of the amount necessary to pay (i) the Servicing Fee, the Trustee Fees, the Auction Agent Fee, the Broker-Dealer Fees, Policy Premiums and any such amounts that are overdue and (ii) the

Noteholders' Interest Distribution Amount and deposits to the Reserve Account for such Fee Remittance Date. See "THE TRANSFER AND SERVICING AGREEMENTS--Distributions" herein. To the extent that Noteholders are reliant on such excess Collections on the Financed Student Loans to acquire Additional Financed Student Loans, Noteholders could be adversely affected by an increase in the rate of prepayments on the Financed Student Loans or an increase in the Note Rate for any Class of Notes, since either such increase would diminish the amount of excess interest that would subsequently be available to acquire Additional Financed Student Loans. In addition, payments on the Notes may be more sensitive to rates of default on the Financed Student Loans than would be the case were the principal balance of the Notes not issued in an amount in excess of the Pool Balance as of the Closing Date, particularly with respect to FFELP Loans first disbursed after October 1, 1993, which are 98% insured by a Federal Guarantor (rather than 100% so insured as is the case for such loans first disbursed prior to such date). In addition, in no event will any Noteholders' Interest Basis Carryover be covered by the Insurance Policy or amounts on deposit in the Reserve Account.

BASIS RISK

         FFELP Loans generally bear interest at an effective rate (taking into account any Special Allowance Payments) equal to the average bond equivalent rates of 91-day Treasury Bills auctioned for each quarter (or, in certain circumstances, 52-week Treasury bills) plus margins specified for such loans described under "FEDERAL FAMILY EDUCATION LOAN PROGRAM" calculated on the basis of the actual number of days since the last day through which interest on such loan was paid in full and the actual number of days in the year. Additionally, Special Allowance Payments on student loans disbursed on or after January 1, 2000 and before July 1, 2003, are computed based on 90-day commercial paper (financial) rates in effect for each of the days in such quarter as reported by the Federal Reserve in Publication H-15 plus specified margins. The Note Rates for each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will be generally determined pursuant to the Auction Procedures described in Annex I of this Offering Memorandum, and it is therefore possible that for a particular Interest Period for any or all Classes of Notes there may not exist a positive spread between (a) the Student Loan Rate and (b) the Auction Rate, as applicable. In such case, the applicable Note Rate for such Interest Period will be the Student Loan Rate. See "THE TRANSFER AND SERVICING AGREEMENTS--Distributions" herein. Any Noteholders' Interest Basis Carryover arising as a result of the Note Rate being determined on the basis of the Student Loan Rate will be payable only from Available Funds remaining, as described under "THE TRANSFER AND SERVICING AGREEMENTS--Distributions" herein, after all other required allocations therefrom have been made. Due to the method by which the amount payable as principal of the Notes on each Payment Date is determined as described under such heading, no Available Funds will be available to pay any Noteholders' Interest Basis Carryover on any Payment Date occurring prior to the Parity Date. Thus, any Noteholders' Interest Basis Carryover accrued prior to the Parity Date will in no event be paid until after the Parity Date. No assurance can be provided as to when the Parity Date will occur. The Insurance Policy and the Reserve Account will not be available under any circumstances to pay any Noteholders' Interest Basis Carryover.

RATINGS OF THE NOTES

         It is a condition to the issuance and sale of the Notes that the Notes be rated in the highest investment rating category by each of Moody's, and Fitch (collectively, the "Rating Agencies"). A rating is not a recommendation to purchase, hold or sell securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Notes address the likelihood of the ultimate payment of principal of and timely payments of interest on the Notes pursuant to their terms. However, the Rating Agencies do not evaluate, the ratings of the Notes do not address and the Insurance Policy does not insure, the payment of the Noteholders' Interest Basis Carryover. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. There can be no assurance as to whether any additional rating agency will rate the Notes, or if one does, what rating would be assigned by such other rating agency.

NOTES RATING BASED PRIMARILY ON FINANCIAL STRENGTH OF THE INSURER

         The rating on the Notes depends in part on an assessment by the Rating Agencies of the Financed Student Loans and upon the financial strength of the Insurer. Any reduction of the rating assigned to the financial strength of the Insurer may cause a corresponding reduction in the ratings assigned to the Notes. A reduction in the rating assigned to the Notes will reduce the market value of the Notes and may affect the ability to sell them.

TAX CONSEQUENCES OF NOTEHOLDERS' INTEREST BASIS CARRYOVER

         Although the Issuer does not intend to take the position that the Noteholders' Interest Basis Carryover is required to be accrued currently, the IRS may disagree. In such event the Noteholders would be required to accrue Noteholders' Interest Basis Carryover as ordinary income currently and would realize a capital loss if the Noteholders did not ultimately collect such previously accrued Noteholders' Interest Basis Carryover.

PAYMENTS BY SWAP COUNTERPARTIES UNDER SWAP AGREEMENTS

         With the consent of the Insurer, which consent shall not be unreasonably withheld, the Issuer has the ability to enter into Swap Agreements with respect to any series of Notes. In the event that a Swap Counterparty is unable to make payments to the Issuer as required by a Swap Agreement, the ability to make payments on the Notes may be impaired.

RISK THAT MASTER PROMISSORY NOTES MAY COMPROMISE THE INDENTURE TRUSTEE'S SECURITY INTEREST IN THE STUDENT LOANS

         A master promissory note may evidence a student loan made to a borrower under FFELP. If a master promissory note is used, a borrower executes only one promissory note with each lender. Subsequent student loans from that lender are evidenced by a confirmation sent to the student. Therefore, if a lender originates multiple student loans to the same student, all the student loans are evidenced by a single promissory note.

         Under the Higher Education Act, each student loan made under a master promissory note may be sold independently of any other student loan made under that same master promissory note. Each student loan is separately enforceable on the basis of an original or copy of the master promissory note. Also, a security interest in these student loans may be perfected either through the secured party taking possession of the original or a copy of the master promissory note, or the filing of a financing statement. Prior to the advent of the master promissory note, each student loan made under FFELP was evidenced by a separate note. Assignment of the original note was required to effect a transfer and possession of a copy did not perfect a security interest in the loan.

         It is possible that some or all of the FFELP Loans may be originated under a master promissory note. If the Servicer or Subservicer, as the case may be, were to deliver a copy of the master promissory note, in exchange for value to a third party that did not have knowledge of the Indenture Trustee's lien, that third party may also claim an interest in the applicable FFELP Loan. It is possible that the third party's interest could be prior to or on a Parity with the interest of the Indenture Trustee.

RISKS RESULTING FROM THE PURCHASE OF ADDITIONAL FINANCED STUDENT LOANS

         Following the purchase of Additional Financed Student Loans, the characteristics of the Financed Student Loans may differ significantly from the information as of the Statistical Calculation Date presented herein. The characteristics that may differ include, but are not limited to, the composition of the loans, changes in the relative concentration of guarantors, the distribution by loan type, the distribution by interest rate, the distribution by principal balance and the distribution by remaining term. Potential variances in these and other aspects should be considered by potential purchasers of the Notes.

RISK THAT THE SELLER MAY BE UNABLE TO ORIGINATE ENOUGH LOANS TO UTILIZE ALL FUNDS ON DEPOSIT IN THE FUNDING ACCOUNT AND THEREFORE INVESTORS IN THE NOTES MAY BE EXPOSED TO REINVESTMENT RISK

         The ability of the Seller to originate sufficient additional student loans may be affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. If the Seller does not originate sufficient additional student loans to utilize all funds on deposit in the Funding Account during the Funding Period, amounts remaining on deposit in the Funding Account at the end of the Funding Period will be used by the Issuer to repay principal on the Notes as described herein.

                                   THE ISSUER

         AMS-1 2002, LP (the "Issuer") is a limited partnership formed under the laws of the State of Delaware with AMS as its limited partner and AMS-1 SPC-1, Inc., a Delaware corporation as its general partner. The Issuer was formed on or about the Closing Date.

         Pursuant to its limited partnership agreement, the Issuer may not engage in any activity other than (i) acquiring, holding and managing the Financed Student Loans, the other assets of the Issuer which form the collateral for the Notes, (ii) issuing the Notes, (iii) making payments thereon, and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, entering into swap transactions.

         The proceeds from the sale of the Notes will be used by the Eligible Lender Trustee to (i) pay certain expenses in connection with the transaction,
(ii) to purchase on behalf of the Issuer the Financed Student Loans sold by the Seller to the Issuer pursuant to the Purchase and Contribution Agreement, (iii) to fund the Reserve Account and (iv) to fund the Funding Account, with the remainder of such proceeds deposited into the Collection Account. Upon the consummation of such transactions, the property of the Issuer will consist of
(a) a pool of student loans (consisting of the Financed Student Loans), legal title to the FFELP Loans, which is to be held by the Eligible Lender Trustee on behalf of the Issuer, legal title to the Alternative Loans and (b) certain other assets held under the Indenture. With respect to the Indenture and the Notes offered hereunder such other assets will include (i) all funds collected in respect of the Financed Student Loans on or after the Initial Cutoff Date, (ii) all moneys and investments on deposit in the Collection Account, Reserve Account, Funding Account, Acquisition Account, Class A-1 Distribution Account, Class A-2 Distribution Account, Class A-3 Distribution Account and Class A-4 Distribution Account and (iii) the rights of the Indenture Trustee on behalf of the Noteholders under the Insurance Policy. The Collection Account, Reserve Account, Funding Account, Acquisition Account, Class A-1 Distribution Account, Class A-2 Distribution Account, Class A-3 Distribution Account and Class A-4 Distribution Account will be maintained in the name of the Indenture Trustee for the benefit of the Noteholders. To facilitate servicing and to minimize administrative burden and expense, the Subservicer, acting on behalf of the Servicer, will be appointed custodian of the promissory notes representing the Financed Student Loans.

                                   THE SELLER

         Academic Management Services Corp. (formerly Educational Finance Group, Inc.) ("AMS") markets, originates, funds and services primarily federally guaranteed Student Loans and is a provider of student tuition installment payment plans. AMS (a Delaware corporation based in Swansea, Massachusetts) seeks to provide financing solutions for college and graduate school students, their parents and the educational institutions they attend. At September 30, 2001, AMS held approximately $1.2 billion aggregate principal amount of Student Loans, of which approximately 89% were federally guaranteed. AMS is a wholly owned subsidiary of UICI (NYSE: UCI), which offers insurance (primarily health and life) and selected financial services to niche, consumer, educational and institutional markets.

         Through a nationwide campus-directed sales force, AMS originates primarily FFELP Loans and makes such loans available to students at over 1,000 colleges and universities. During the year ended December 31, 2000 and the nine months ended September 30, 2001, AMS originated $743 million and $517 million, respectively, of FFELP Loans. In addition to the various federally guaranteed loan programs, AMS offers alternative student loans guaranteed by private insurers (which during 2000 and the nine months ended September 30, 2001 aggregated approximately 9% and 10%, respectively, of AMS' loan originations) and uninsured alternative loans (which during 2000 and the nine months ended September 30, 2001 aggregated approximately 1% and 1%, respectively, of loan originations).

         AMS is a provider of tuition installment payment plans for undergraduate students, serving as the designated provider of tuition installment plans at over 1,200 colleges, universities and independent schools. At September 30, 2001, AMS had over 250,000 tuition installment payment accounts.

         Through EFG Technologies, Inc., a subsidiary based in Winston-Salem, North Carolina, AMS also provides loan servicing and administrative services for federal Perkins loans and some privately insured loans. At September 30, 2001, EFG Technologies, Inc. was a loan servicer for approximately 515 colleges, universities and private lenders, with approximately 970,000 active accounts and loan balances aggregating approximately $2.4 billion (but EFG Technologies, Inc. does not provide servicing and administrative services for any of the Initial Financed Student Loans, and as of the date of this Offering Memorandum and although matters are of course subject to change, it is not contemplated by the Issuer that EFG Technologies, Inc. will provide servicing and administrative services for any of the Additional Financed Student Loans).

         AMS is not an institution eligible to hold legal title to FFELP Loans; therefore, Bank One, National Association, as eligible lender trustee (the "AMS Eligible Lender Trustee") under a trust agreement, dated as of February 24, 1998, between the Educational Finance Group, Inc. (as predecessor to AMS) and the AMS Eligible Lender Trustee, holds legal title to the FFELP Loans beneficially owned by AMS. References to AMS or the Seller shall mean the AMS Eligible Lender Trustee for all purposes, where the context so requires, involving holding or transferring legal title to the FFELP Loans beneficially owned by AMS.

CONSOLIDATION/REPAYMENT PROGRAMS

         Consolidation and repayment programs are generally made available by AMS to Student Loan borrowers. AMS has elected to participate through the AMS Eligible Lender Trustee in the Federal Consolidation Loan Program, but maintains the right to alter or cease such participation in the future if conditions dictate exiting the market.

         AMS offers the following repayment options via its "DebtMinder" Federal Consolidation Loan Program. Through the "Graduated Repayment" feature, certain Financed Student Loans provide for an "Interest Only" period. During such period, the borrower is required to make payment of accrued interest only; no payment of the principal of the loan is required during such a period. At the conclusion of the "Interest Only" period, such loan is required to be amortized through level or graduated payments over the remaining term of the loan. Based on FFELP requirements, no single payment amount in a graduated or income-sensitive repayment plan may be more than three times greater than any other payment amount.

         In other cases, AMS offers certain borrowers a "Graduated Phased In" amortization of the principal of the loans. For such loans, a greater portion of the principal amortization of the loan is required in the later stages of the loan than would be the case if amortization were on a level payment basis.

         AMS also offers an income sensitive repayment plan, pursuant to which repayments are based on the borrower's income. Under the plan, ultimate repayment may be delayed for up to five years.

         It cannot be predicted with certainty to what extent borrowers will decide to participate in the programs described above.

INCENTIVE PROGRAMS

         AMS has offered, and intends to continue to offer, incentive programs to borrowers of certain Financed Student Loans. There are two such programs that, although they are no longer offered by AMS, may apply to Financed Student Loans owned by the Issuer. The "Grad Advantage Program" was made available for certain Federal Stafford Loans disbursed during the period beginning December 1, 1996 and ending April 30, 1999. If a borrower makes 36 consecutive scheduled payments in a timely fashion, the effective interest rate charged to the borrower will be permanently reduced by 2% per annum thereafter. Pursuant to the Grad Advantage program, a borrower who graduates may be entitled to a reduction in the principal of the borrower's student loan equal to the amount of the borrower's origination and guarantee fee on subsidized Federal Stafford Loans (not to exceed 4% of the principal), and an amount equal to the guarantee fee on unsubsidized Federal Stafford Loans (not to exceed 1% of the principal amount of the loan). Pursuant to the "direct repay plan" or "Auto Advantage Repayment Plan," borrowers who make student loan payments on Federal Stafford Loans electronically through automatic monthly deductions from a savings or checking account receive a 0.25% effective interest rate reduction as long as they continue the Auto Advantage Repayment Plan. These incentive programs apply only to certain Federal Stafford Loans and not all FFELP Loans.

         AMS currently offers incentives through the "Dividends Borrower Benefits" program which includes "Dividends I" and "Dividends II". The Dividends I program is made available for all Stafford loans disbursed during the period beginning May 1, 1999 and ending April 30, 2001. The Dividends II program is made available for all Stafford loans disbursed on or after May 1, 2001 through the date of this Offering Memorandum. Qualifications to the program mandate that the school be a four-year degree granting undergraduate, graduate or medical school. AMS may approve on a limited basis two year and/or proprietary schools. In addition, the borrower must complete and return the "Rewards Letter" with a copy of their diploma and/or transcript.

         0% INTEREST BENEFIT. At repayment, a first-time AMS borrower who graduates may be credited for the amount of accrued interest during the first twelve months after disbursement on the first unsubsidized Stafford Loan the borrower receives from AMS.

         INTEREST RATE REDUCTION. Borrowers that remain less than thirty days delinquent in repayment will have an automatic 0.50% interest rate reduction (except that for the period beginning May 1, 1999 and ending April 30, 2000, this benefit only applies to unsubsidized Stafford Loans). If the borrower is more than thirty days delinquent, the interest rate reverts back to the statutory rate. As a one-time benefit, the borrower is given the opportunity to make their account current and can have the interest rate reduction reinstated. If the borrower is more than thirty days delinquent again, the borrower loses the benefit forever and the interest rate reverts back to the statutory rate. In the Dividends II program, borrowers that remain less than thirty days delinquent in repayment and have made their first thirty-six payments on time will have an automatic 0.50% interest rate reduction.

         An additional interest rate reduction incentive is offered in the Dividends II program only. Borrowers that remain less than thirty days delinquent in repayment and have an automatic withdrawal from a checking or savings account will have an automatic 0.25% interest rate reduction. If the borrower is more than thirty days delinquent, the interest rate reverts back to the statutory rate. As a one-time benefit, the borrower is given the opportunity to make their account current and can have the interest rate reduction reinstated. If the borrower is more than thirty days delinquent again, the borrower loses the benefit forever and the interest rate reverts back to the statutory rate.

         PERSONAL INVESTMENT ACCOUNT. Loans that remain with AMS (i.e., that have not been consolidated or sold to another lender) and are less than thirty days delinquent may be eligible for an origination fee rebate. AMS will deposit the Stafford origination fee (3%) amount paid by the borrower (at the time of disbursement) into a Personal Investment Account (each, a "PIA"). Each PIA is established by the borrower through AmeriTrade and 1% is deposited at graduation, 1% is deposited at repayment, and the final 1% is deposited twelve months after repayment begins. The PIA must remain open at the time deposits are scheduled to be made. This rebate does not affect the loan balance at the Servicer. For the period beginning May 1, 1999 and ending April 30, 2000, this benefit is only available on unsubsidized Stafford Loans. In the Dividends II program, this benefit is available for all Stafford Loans.

                                  THE SERVICER

         AMS is also acting as the Servicer.

                           THE ELIGIBLE LENDER TRUSTEE

         Bank One, National Association, successor to The First National Bank of Chicago, as trustee (the "Eligible Lender Trustee") has entered into a trust agreement, dated as of December 7, 1998, as amended by the First Amendment thereto, dated as of June 1, 1999 (as further amended and supplemented from time to time to provide for the addition of other beneficiaries (the "Eligible Lender Trust Agreement") by and between EFG-I LP (a wholly-owned subsidiary of AMS) and the Eligible Lender Trustee. Bank One, National Association is the AMS Eligible Lender Trustee for the Seller under the AMS Eligible Lender Trust Agreement and will be the Eligible Lender Trustee for the Issuer and other special purpose affiliates of the Seller under the Eligible Lender Trust Agreement. Bank One, National Association is a national banking association organized under the laws of the United States whose principal offices are located at One Bank One Plaza, Suite IL 1-0126, Chicago, Illinois 60670 and whose New York offices are located at Bank One, National Association, 14 Wall Street, New York, NY 10005. The Eligible Lender Trustee will acquire on behalf of the Issuer legal title to all the FFELP Loans acquired pursuant to the Purchase and Contribution Agreement. The Eligible Lender Trust Agreement provides that the Eligible Lender Trustee may act in such capacity on behalf of multiple beneficiaries. As of the date of this Offering Memorandum there are four beneficiaries thereunder in addition to the Issuer, EFG-I, LP, EFG-II LP, EFG-III, LP and EFG-IV, LP, each a Delaware limited partnership. Each such beneficiary is, and any other beneficiaries in addition to the Issuer under the Eligible Lender Trust Agreement will be, a special purpose affiliate of AMS. The Eligible Lender Trustee has entered into a Guarantee Agreement on behalf of EFG-I, LP, EFG-II, LP, EFG-III, LP, EFG-IV, LP, the Issuer and any future beneficiaries under the

Eligible Lender Trust Agreement with each of the Federal Guarantors with respect to such Financed Student Loans. The Eligible Lender Trustee qualifies as an eligible lender and owner of FFELP Loans for all purposes under the Higher Education Act and the Guarantee Agreements. Failure of legal title to the Financed Student Loans to be owned by an eligible lender would result in the loss of any Guarantee Payments from any Federal Guarantor and any federal assistance with respect to such Financed Student Loans. See "THE FINANCED STUDENT LOAN POOL" herein. The Eligible Lender Trustee's liability in connection with the issuance and sale of the Notes is limited solely to the express obligations of the Eligible Lender Trustee set forth in the Eligible Lender Trust Agreement. See "DESCRIPTION OF THE NOTES" and "THE TRANSFER AND SERVICING AGREEMENTS" herein. The Seller and its affiliates may maintain normal commercial banking relations with the Eligible Lender Trustee.

                      FEDERAL FAMILY EDUCATION LOAN PROGRAM

GENERAL

         The Federal Family Education Loan Program ("FFELP") under Title IV of the Higher Education Act of 1965, as amended (such Act, together with all rules and regulations promulgated thereunder by the Department and/or the Federal Guarantors, the "Higher Education Act" or the "Act"), provides for loans to be made to students or parents of students enrolled in eligible institutions to finance a portion of the costs of attending school. As described herein, payment of principal and interest with respect to the FFELP Loans is guaranteed by the applicable Federal Guarantor against default, death, bankruptcy or disability of the applicable borrower and a closing of or a false certification by such borrower's school. The Federal Guarantors are entitled, subject to certain conditions, to be reimbursed by the Department for from 100% to 75% of the amount of each Guarantee Payment made pursuant to a program of federal reinsurance under the Act. In addition, the Eligible Lender Trustee, as a holder of legal title to the FFELP Loans on behalf of the Issuer, is entitled to receive from the Department certain interest subsidy payments and special allowance payments with respect to certain of such FFELP Loans as described herein.

         FFELP provides for loans to students and parents of students which are
(i) guaranteed by a Federal Guarantor and reinsured by the federal government or
(ii) directly insured by the federal government. Several types of FFELP Loans are currently authorized under the Act: (i) loans to students who demonstrate need ("Federal Stafford Loans"); (ii) loans to students who do not demonstrate need or who need additional loans to supplement their Federal Stafford Loans ("Federal Unsubsidized Stafford Loans"); (iii) loans to parents of students ("Federal PLUS Loans") who are dependents and whose estimated costs of attendance exceed the available Federal Unsubsidized Stafford Loans, Federal Stafford Loans and other financial aid; and (iv) loans to consolidate the borrower's obligations under various federally authorized student loan programs into a single loan (each, a "Federal Consolidation Loan"). Prior to July 1, 1994, the Act also authorized loans to graduate and professional students, independent undergraduate students and, under certain circumstances, dependent undergraduate students, to supplement their Federal Stafford Loans ("Federal Supplemental Loans to Students" or "Federal SLS Loans"). The description and summaries of the Act, FFELP, the Guarantee Agreements and the other statutes, regulations and amendments referred to in this Offering Memorandum describe or summarize the material provisions of such statutes, regulations and agreements but do not purport to be comprehensive and are qualified in their entirety by reference to each such statute, regulation or document. There can be no assurance that future amendments or modifications will not materially change any of the terms or provisions of the programs described in this Offering Memorandum or of the statutes and regulations implementing these programs. See "RISK FACTORS--Risk that Change in Law Will Adversely Affect Financed Student Loans, Federal Guarantors, AMS, the Issuer, the Servicer or the Subservicer."

LEGISLATIVE AND ADMINISTRATIVE MATTERS

         Both the Act and the regulations promulgated thereunder have been the subject of extensive amendments in recent years and there can be no assurance that further amendment will not materially change the provisions described herein or the effect thereof. The 1992 Amendments to the Act (the "1992 Amendments") extended the principal provisions of FFELP to September 30, 1998 (or, in the case of borrowers who have received loans prior to that date, September 30, 2002, except that authority to make Federal Consolidation Loans expired on September 30, 1998). The Higher Education Amendments of 1998 (the "1998 Reauthorization Bill") further extended the principal provisions of FFELP through June 30, 2003.

         The 1993 Act made a number of changes to the Federal Student Loan programs, including imposing on lenders or holders of FFELP Loans certain fees and affecting the Department's financial assistance to Federal Guarantors by reducing the percentage of claim payments the Department will reimburse to Federal Guarantors, reducing more substantially the insurance premiums and default collections that Federal Guarantors are entitled to receive and/or retain and allowing the Department to reduce the administrative fees it pays to Federal Guarantors. In addition, such legislation contemplated replacement of a minimum of approximately 60% of the Federal Student Loan programs with direct lending by the Department by 1998. The expansion of the new program may involve increasing reductions in the volume of loans made under the existing programs, which could result in increased costs for the Servicer and any Subservicer due to reduced economies of scale. It is expected that the volume of new loans held and serviced by the Servicer and the Subservicer will decrease due to the new program, although such entities have not experienced a significant reduction to date and any such reduction will not necessarily be equal to the percentage by which existing Federal Student Loan programs are replaced by the new program. As these reductions occur, the Servicer and the Subservicer could experience increased costs due to reduced economies of scale to the extent that the volume of loans serviced by the Servicer and the Subservicer is reduced. Such cost increases could affect the ability of the Servicer (and of the Subservicer) to satisfy its obligations to service the Financed Student Loans or the obligations of the Seller and the Servicer to repurchase or purchase Financed Student Loans in the event of certain breaches of their respective representations and warranties or covenants. See "THE TRANSFER AND SERVICING AGREEMENTS--Sale of Financed Student Loans; Representations and Warranties" and "--Servicer Covenants." Such volume reductions could also reduce revenues received by Federal Guarantors that are available to pay claims on defaulted Financed Student Loans. Finally, the level of competition in existence in the secondary market for loans made under the existing programs could be reduced, resulting in fewer potential buyers of the FFELP Loans and lower prices available in the secondary market for those loans. Further, the Department is implementing a direct Federal Consolidation Loan program, which may further reduce the volume of FFELP Loans and increase the prepayment of existing FFELP Loans. The volume of existing loans that may be prepaid in this fashion is not determinable at this time.

         EMERGENCY STUDENT LOAN CONSOLIDATION ACT OF 1997. On November 13, 1997, President Clinton signed into law the Emergency Student Loan Consolidation Act of 1997, which made significant changes to the Federal Consolidation Loan Program. These changes include: (1) providing that federal direct Financed Student Loans are eligible to be included in a Federal Consolidation Loan; (2) changing the borrower interest rate on new Federal Consolidation Loans (previously a fixed rate based on the weighted average of the loans consolidated, rounded up to the nearest whole percent) to the annually variable rate applicable to Stafford Loans in repayment status (i.e., the rate is based on the 91-day Treasury Bills plus 3.10%, not to exceed 8.25% per annum); (3) providing that the portion of a Federal Consolidated Loan that is comprised of Federal Stafford Loans retains its subsidy benefits during periods of deferment; and (4) establishing prohibitions against various forms of discrimination in the making of Federal Consolidation Loans. Except for the last of the above changes, all such provisions expired on September 30, 1998. The combination of the change to a variable rate and the 8.25% interest cap reduced the lender's yield in most cases below the rate that would have been applicable under the previous weighted average formula.

         FY 1998 BUDGET. In the 1997 Budget Reconciliation Act (P.L. 105-33), several changes were made to the Higher Education Act that impact the FFELP. These provisions include, among other things, requiring federal guarantors to return $1 billion of their reserves to the U.S. Treasury by September 1, 2002 (to be paid in annual installments), greater restrictions on use of reserves by federal guarantors and a continuation of the Administrative Cost Allowance payable to federal guarantors (which is a fee paid to federal guarantors equal to 0.85% of new loans guaranteed).

         1998 AMENDMENTS. On May 22, 1998, Congress passed, and on June 9, 1998, the President signed into law, a temporary measure relating to the Higher Education Act and FFELP loans as part of the Intermodal Surface Transportation Efficiency Act of 1998 (the "1998 Amendments") that revised interest rate changes under the FFELP that were scheduled to become effective on July 1, 1998. For loans made during the period July 1, 1998 through September 30, 1998, the borrower interest rate for Stafford Loans and Unsubsidized Stafford Loans is reduced to a rate of 91-day Treasury Bill Rate plus 2.30% (1.70% during school, grace and deferment), subject to a maximum rate of 8.25%. As described below, the formula for Special Allowance Payments on Federal Stafford Loans and Federal Unsubsidized Stafford Loans is calculated to produce a yield to the loan holder of 91-day Treasury Bill Rate plus 2.80% (2.20% during school, grace and deferment). The 1998 Amendments also adjusted the interest rate on PLUS Loans disbursed on or after July 1, 1998, and before October 1, 1998, to a rate of 91-day T-bill plus 3.10%, subject to a maximum rate of 9%, but did not affect the rate change on Federal Consolidation Loans during the same period which is fixed at the rate of 91-day T-bill established at the final auction held prior to June 1, 1998, plus 3.10% subject to a maximum rate of 8.25%. The formula for Special Allowance Payments for PLUS Loans provides that no Special Allowance Payments will be paid unless the interest rate formula described in the preceding sentence produces a rate which exceeds 9%.

         1998 REAUTHORIZATION BILL. On October 7, 1998, President Clinton signed into law the 1998 Reauthorization Bill, which enacted significant reforms in FFELP. The major provisions of the 1998 Reauthorization Bill include the following:

         o All references to a "transition" to full implementation of the Federal Direct Student Loan Program were deleted from the FFELP statute.

         o Guarantor reserve funds were restructured so that federal guarantors are provided with additional flexibility in choosing how to spend certain funds they receive.

         o The minimum Federal Guarantor reserve level requirement is reduced from 0.50% of the total attributable amount of all outstanding loans guaranteed to 0.25% of the total attributable amount of all outstanding loans guaranteed.

         o Additional recall of reserve funds by the Secretary was mandated, amounting to $85 million in fiscal year 2002, $82.5 million in fiscal year 2006, and $82.5 million in fiscal year 2007. However, certain minimum reserve levels are protected from recall.

         o The administrative cost allowance was replaced by two (2) new payments, a student loan processing and issuance fee equal to 65 basis points (40 basis points for loans made on or after October 1, 2003) paid at the time a loan is guaranteed, and an account maintenance fee of 12 basis points (10 basis points for fiscal years 2001-2003) paid annually on outstanding FFELP Loans.

         o The percentage of collections on defaulted FFELP Loans a federal guarantor is permitted to retain is reduced from 27% to 24% (23% beginning on October 1, 2003) plus the complement of the reinsurance percentage applicable at the time a claim was paid to the lender on the student loan.

         o Federal reinsurance provided to federal guarantors is reduced from 98% to 95% for FFELP Loans first disbursed on or after October 1, 1998.

         o The delinquency period required for a loan to be declared in default is increased from 180 days to 270 days for loans on which the first day of delinquency occurs on or after the date of enactment of the 1998 Reauthorization Bill.

         o Interest rates charged to borrowers on Federal Stafford Loans, and the yield for Federal Stafford Loan holders established by the 1998 Amendments, were made permanent.

         o Federal Consolidation Loan interest rates were revised to equal the weighted average of the loans consolidated rounded up to the nearest one-eighth of 1%, capped at 8.25%. When the 91-day Treasury Bill Rate plus 3.1% exceeds the borrower's interest rate, Special Allowance Payments are made to make up the difference.

         o The lender-paid offset fee on Federal Consolidation Loans of 1.05% is reduced to 0.62% for Federal Consolidation Loans made pursuant to applications received on or after October 1, 1998, and on or before January 31, 1999.

         o The Federal Consolidation Loan interest rate calculation was revised to reflect the rate for Federal Consolidation Loans, and will be effective for loans on which applications are received on or after February 1, 1999.

         o Lenders are required to offer extended repayment schedules to new borrowers after the enactment of the 1998 Reauthorization Bill who accumulate after such date outstanding loans under FFELP totaling more than $30,000, under these extended schedules the repayment period may extend up to 25 years subject to certain minimum repayment amounts.

         o The Secretary is authorized to enter into six (6) voluntary flexible agreements with federal guarantors under which various statutory and regulatory provisions can be waived.

         o Federal Consolidation Loan lending restrictions are revised to allow lenders who do not hold one of the borrower's underlying FFELP Loans to issue a Federal Consolidation Loan to a borrower whose underlying FFELP Loans are held by multiple holders.

         o Inducement restrictions were revised to permit federal guarantors and lenders to provide assistance to schools comparable to that provided to schools by the Secretary under the Federal Direct Student Loan Program.

         o The Secretary is now required to pay off FFELP Loan amounts owed by borrowers due to failure of the borrower's school to make a tuition refund allocable to the FFELP Loan.

         o Discharge of FFELP Loans and certain other student loans in bankruptcy is now limited to cases of undue hardship regardless of whether the student loan has been due for more than seven (7) years prior to the bankruptcy filing.

         The new recall of reserves and reduced reinsurance for federal guarantors increases the risk that resources available to the Federal Guarantors to meet their guarantee obligations will be significantly reduced.

1999 AMENDMENT.

         The Work Incentives Improvement Act of 1999 passed by Congress in late November 1999 and signed into law by President Clinton on December 17, 1999, included a change in the reference index for determining lender yield of Stafford loans, PLUS loans and Federal Consolidation loans. The formula used to calculate Special Allowance Payments for loans first disbursed on or after January 1, 2000, and before July 1, 2003, is based on the 90-day Commercial Paper (financial) rates in effect for each of the days in such quarter as reported by the Federal Reserve in Publication H-15 (the "CP Rate"). Under the new formula, special allowance rates for Stafford Loans and unsubsidized Stafford Loans will be calculated to provide the loan holder with a minimum yield equal to the CP Rate plus 1.74 percent during in-school periods, grace periods and deferment periods, and CP Rate plus 2.34 percent during repayment periods; PLUS loans and Consolidation loans will be calculated based on the CP Rate plus 2.64 percent.

DEPARTMENTS OF LABOR, HEALTH AND HUMAN SERVICES, AND EDUCATION, AND RELATED AGENCIES APPROPRIATIONS ACT, 2001.

         On December 21, 2000, former President Clinton signed into law the Departments of Labor, Health and Human Services, and Education, and Related Agencies Appropriations Act, 2001 (P.L. No. 106-554) (the "Consolidated Appropriations Act"). In response to the Department of Treasury's announced intention to discontinue auctions of new 52-week Treasury Bills, the Consolidated Appropriations Act amended the Higher Education Act to tie the calculation of interest rates on variable rate SLS and PLUS Loans for periods beginning on or after July 1, 2001 to the weekly average 1-year constant maturity Treasury yield. This revision is not expected to materially affect the yield to holders of SLS or PLUS loans.

ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT.

         The Electronic Signatures in Global and National Commerce Act, commonly referred to as the "E-Sign Act", became law on June 30, 2000. The E-Sign Act generally covers all transactions and related records required to be in writing. Under the E-Sign Act, FFELP guaranty agencies, lenders, schools and borrowers are authorized to use electronic records and electronic signatures in lieu of traditional paper records and handwritten signatures. This authority took effect June 30, 2001. In April 2001, the Department issued standards for electronic signatures in electronic student loan transactions ("Standards"). In the Standards, the Department of Education stated that a lender or holder whose processes for electronic signatures and related electronic records satisfy the Standards will be protected from the loss of Federal benefits on a Student Loan if the Student Loan is determined to be legally unenforceable by a court based solely on the processes used for the electronic signature or related records.

ELIGIBLE LENDERS, STUDENTS AND EDUCATIONAL INSTITUTIONS

         Lenders eligible to make loans under FFELP generally include banks, savings and loan associations, credit unions, pension funds, insurance companies, and under certain conditions, schools and guarantors. FFELP Loans may only be made to a "Qualified Student," generally defined as a United States citizen or national or otherwise eligible individual under federal regulations who (a) has been accepted for enrollment or is enrolled and is maintaining satisfactory progress at a participating educational institution, (b) is carrying at least one-half of the normal full-time academic workload for the course of study the student is pursuing, as determined by such institution, (c) has agreed to notify promptly the holder of the loan of any address change, and
(d) for Federal Stafford Loans, meets the application "need" requirements for the particular loan program. Each loan is to be evidenced by an unsecured promissory note.

         Eligible schools include institutions of higher education and proprietary institutions. Institutions of higher education must meet certain standards, which generally provide that the institution (i) only admits persons who have a high school diploma or its equivalent, (ii) is legally authorized to operate within a state, (iii) provides not less than a two-year program with credit acceptable toward a bachelor's degree, (iv) is a public or non-profit institution and (v) is accredited by a nationally recognized accrediting agency or is determined by the Department to meet the standards of an accredited institution. Eligible proprietary institutions of higher education include business, trade and vocational schools meeting standards which provide that the institution (i) only admits persons who have a high school diploma or its equivalent, or persons who are beyond the age of compulsory school attendance and have the ability to benefit from the training offered (as defined in the Act), (ii) is authorized by a state to provide a program of vocational education designed to fit individuals for useful employment in recognized occupations,
(iii) has been in existence for at least two years, (iv) provides at least a six-month training program to prepare students for gainful employment in a recognized occupation and (v) is accredited by a nationally recognized accrediting agency or is specially accredited by the Department.

         With specified exceptions, institutions are excluded from consideration as educational institutions if the institution (i) offers more than 50 percent of its courses by correspondence, (ii) enrolls 50 percent or more of its students in correspondence courses, (iii) has a student enrollment in which more than 25 percent of the students are incarcerated or (iv) has a student enrollment in which more than 50 percent of the students are admitted without a high school diploma or its equivalent on the basis of their ability to benefit from the education provided (as defined by statute and regulation). Further, schools are specifically excluded from participation if (i) the educational institution has filed for bankruptcy, (ii) the owner, or its chief executive officer, has been convicted or pleaded "nolo contendere" or "guilty" to a crime involving the acquisition, use or expenditure of federal student aid funds, or has been judicially determined to have committed fraud involving funds under the student aid program or (iii) the educational institution has a cohort default rate in excess of the rate prescribed by the Act. In order to participate in the program, the eligibility of a school must be approved by the Department under standards established by regulation.

FINANCIAL NEED ANALYSIS

         FFELP Loans may generally be made in amounts, subject to certain limits and conditions, to cover the student's estimated costs of attendance, including tuition and fees, books, supplies, room and board, transportation and miscellaneous personal expenses (as determined by the institution). Each Federal Stafford Loan and Federal Unsubsidized Stafford Loan borrower must undergo a financial need analysis, which requires the borrower to submit a financial need analysis form to a multiple data entry processor that forwards the information to the federal central processor. The central processor evaluates the parents' and student's financial condition under federal guidelines and calculates the amount that the student and/or the family must contribute towards the student's cost of education (the "family contribution"). After receiving information on the family contribution, the institution then subtracts the family contribution from the cost for the student to attend such institution to determine the student's eligibility for grants, loans, and work assistance. The difference between the amount of grants and Federal Stafford Loans for which the borrower is eligible and the student's estimated cost of attendance (the "Unmet Need") may be borrowed through Federal Unsubsidized Stafford Loans subject to annual and aggregate loan limits prescribed in the Act. Parents may finance the family contribution amount through their own resources or through Federal PLUS Loans.

SPECIAL ALLOWANCE PAYMENTS

         The Act provides for quarterly special allowance payments ("Special Allowance Payments") to be made by the Department to holders of FFELP Loans to the extent necessary to ensure that such holder receives at least a specified market interest rate of return on such loans. The rates for Special Allowance Payments are based on formulas that differ according to the type of loan, the date the loan was originally made or insured and the type of funds used to finance such loan (tax-exempt or taxable). A Special Allowance Payment is made for each of the 3-month periods ending March 31, June 30, September 30 and December 31. The Special Allowance Payment equals the average unpaid principal balance (including interest permitted to be capitalized) of all eligible loans held by such holder during such period multiplied by the special allowance percentage. The special allowance percentage is computed by (i) determining the average of the bond equivalent rates of either 91-Day Treasury bills auctioned for such 3-month period ("91-Day T-Bill"), or in the case of loans first disbursed on or after January 1, 2000 and before July 1, 2003, the quotes of the three-month commercial paper (financial) rates in effect for each of the days in such quarter as reported by the Federal Reserve in Publication H-15 (the "CP Rate"), (ii) subtracting the applicable borrower interest rate on such loan from such average, (iii) adding the applicable Special Allowance Margin (as set forth below) to the resultant percentage and (iv) dividing the resultant percentage by 4; provided, however, that, if the amount determined by the application of clauses (i), (ii) and (iii) is in the negative, the Special Allowance Margin is zero.

DATE OF DISBURSEMENT                            SPECIAL ALLOWANCE MARGIN
--------------------                            ------------------------
Prior to 10/17/86                               3.50%
10/17/86 - 09/30/92                             3.25%
10/01/92 - 06/30/95                             3.10%
07/01/95 - 06/30/98                             2.50% (Federal Stafford Loans and Federal Unsubsidized Stafford
                                                Loans that are In-School, Grace or Deferment); 3.10% (Federal
                                                Stafford Loans and Federal Unsubsidized Stafford Loans that are in repayment and all other loans)

07/01/98 - 12/31/99                             2.2% (Federal Stafford Loans and Federal Unsubsidized Stafford Loans
                                                during In-School, Grace or Deferment Status); 2.8% (Federal Stafford
                                                Loans and Federal Unsubsidized Stafford Loans during repayment periods) and 3.10% for all other loans

01/01/00 - 06/30/03                             1.74% (Federal Stafford Loans and Federal Unsubsidized Stafford
                                                Loans during In-School, Grace or Deferment); 2.34% (Federal Stafford
                                                Loans and Federal Unsubsidized Stafford Loans during Repayment) and
                                                2.64% for all other loans.

         A holder of a PLUS, SLS or Federal Consolidation Loan is eligible to receive Special Allowance Payments during any quarter equal to the amount by which (1) the average of the bond equivalent rates of 91-day Treasury bills auctioned during the quarter (or the CP Rate in the case of PLUS Loans first disbursed, and Federal Consolidation Loans for which the application is received, on or after January 1, 2000, and before July 1, 2003) plus the Interest Rate Margin

(2.64% in the case of PLUS Loans first disbursed, and Federal Consolidation Loans for which the application is received, on or after January 1, 2000, and before July 1, 2003) exceeds (2) the specified Borrower Rate. However, Special Allowance Payments are available on variable rate PLUS and SLS Loans first disbursed before July 1, 1994, and PLUS loans first disbursed on or after July 1, 1998, only if the loan is accruing at the maximum interest rate specified by law and the interest rate for each July 1 to June 30 period (as calculated prior to applying the interest rate maximum or cap) exceeds the maximum interest rate for the loan.

FEDERAL STAFFORD LOANS

         The Act provides for (i) federal insurance or reinsurance of Federal Stafford Loans made by eligible lenders to qualified students, (ii) federal interest subsidy payments on certain eligible Federal Stafford Loans to be paid by the Department to holders of the loans in lieu of the borrower making interest payments ("Interest Subsidy Payments") and (iii) Special Allowance Payments representing an additional subsidy paid by the Department to the holders of eligible Federal Stafford Loans (such federal reinsurance obligations, together with those obligations referred to in clauses (ii) and
(iii) above, being collectively referred to herein as "Federal Assistance").

         INTEREST. The borrower's interest rate on a Federal Stafford Loan may be fixed or variable. Federal Stafford Loan interest rates are summarized in the chart below.

TRIGGER DATE(1)                  BORROWER RATE(2)             MAXIMUM RATE                INTEREST RATE MARGIN
---------------                  ----------------             ------------                --------------------
Prior to 01/01/81               7%                           7%                           N/A
01/01/81 - 09/12/83             9%                           9%                           N/A
09/13/83 - 06/30/88             8%                           8%                           N/A
07/01/88 - 09/30/92             8% for 48 months;            8% for 48 months, then 10%    3.25%
                                thereafter,
                                91-Day T-Bill + Interest
                                Rate
                                Margin
10/01/92 - 06/30/94             91-Day T-Bill + Interest     9%                           3.10%
                                Rate
                                Margin
07/01/94 - 06/30/95             91-Day T-Bill + Interest     8.25%                        3.10%
                                Rate
                                Margin
07/01/95 - 06/30/98             91-Day T-Bill + Interest     8.25%                        2.50% (During In-
                                Rate                                                      School, Grace or
                                Margin                                                    Deferment status); 3.10%
                                                                                          (in repayment)
07/01/98 - 06/30/03             91-Day T-Bill + Interest     8.25%                        1.7% (During In-School
                                Rate                                                      Grace or Deferment
                                Margin                                                    status); 2.3% (in
                                                                                          repayment)

------------
(1) The Trigger Date for Federal Stafford Loans made before October 1, 1992, is the first day of enrollment period for which a borrower's first Federal Stafford Loan is made and for Federal Stafford Loans made on October 1, 1992 and after, the Trigger Date is the date of the disbursement of a borrower's first Federal Stafford Loan.

(2) The rate for variable rate Federal Stafford Loans applicable for any 12-month period beginning on July 1 and ending on June 30, is determined on the preceding June 1 and is equal to the lesser of (a) the applicable Maximum Rate or (b) the sum of (i) the bond equivalent rate of 91-day T-Bills auctioned at the final auction held prior to such June 1 and (ii) the applicable Interest Rate Margin.

         The 1992 Amendments provide that, for fixed rate loans made on or after July 23, 1992 and for certain loans made to new borrowers on or after July 1, 1988, the lender must have converted by January 1, 1995, the interest rate on such loans to an annual interest rate adjusted each July 1 equal to (a) for certain loans made between July 1, 1988, and July 23, 1992, the 91-day T-Bill rate at the final auction prior to the preceding June 1 plus 3.25% and (b) for loans made on or after July 23, 1992, the 91-day T-Bill rate at the final auction prior to the preceding June 1 plus 3.10%, in each case capped at the applicable interest rate for such loan existing prior to the conversion. The variable interest rate does not apply to loans made prior to July 23, 1992, during the first 48 months of repayment.

         INTEREST SUBSIDY PAYMENTS. The Department is responsible for paying interest on Federal Stafford Loans while the borrower is a qualified student, during a Grace Period or during certain Deferral Periods. The Department makes quarterly Interest Subsidy Payments to the owner of Federal Stafford Loans in the amount of interest accruing on the unpaid balance thereof prior to the commencement of repayment or during any Deferral Periods. The Act provides that the owner of an eligible Federal Stafford Loan shall be deemed to have a contractual right against the United States of America to receive Interest Subsidy Payments (and Special Allowance Payments) in accordance with its provisions. Receipt of Interest Subsidy Payments and Special Allowance Payments is conditioned on compliance with the requirements of the Act, including satisfaction of certain need-based criteria (and the delivery of sufficient information by the borrower and the lender to the Department to confirm the foregoing) and continued eligibility of such loan for federal reinsurance. Such eligibility may be lost, however, if the loans are not held by an eligible lender, in accordance with the requirement of the Act and the applicable Federal Guarantee Agreements. See "--Eligible Lenders, Students and Educational Institutions" above, "RISK FACTORS--Risk that Failure to Comply with Origination and Servicing Procedures for Financed Student Loans May Adversely Affect the Issuer's Ability to Pay Principal of and Interest on the Notes," "THE ELIGIBLE LENDER TRUSTEE" and "THE TRANSFER AND SERVICING AGREEMENTS--Servicing Procedures." The Seller expects that substantially all of the Federal Stafford Loans that are to be conveyed to the Issuer will be eligible to receive Interest Subsidy Payments and Special Allowance Payments.

         Interest Subsidy Payments and Special Allowance Payments are generally received within 45 days to 60 days after submission to the Department of the applicable claim forms for any given calendar quarter, although there can be no assurance that such payments will in fact be received from the Department within that period. See "RISK FACTORS--Variability of Actual Cash Flows; Risk of Shortfalls to Holders of Notes Resulting from the Inability of the Indenture Trustee to Liquidate Financed Student Loans." The Servicer has agreed to prepare and file with the Department all such claims forms and any other required documents or filings on behalf of each Eligible Lender Trustee as owner of the related FFELP Loans on behalf of the Issuer. The Servicer has also agreed to assist the Eligible Lender Trustee in monitoring, pursuing and obtaining such Interest Subsidy Payments and Special Allowance Payments, if any, with respect to such FFELP Loans. The Eligible Lender Trustee will be required to remit Interest Subsidy Payments and Special Allowance Payments it receives with respect to such FFELP Loans within two business days of receipt thereof to the related Collection Account.

         LOAN LIMITS. The Act requires that loans be disbursed by eligible lenders in at least two separate and equal disbursements. The Act limited the amount a student can borrow in any academic year and the amount he or she can have outstanding in the aggregate. The following chart sets forth the current and historic loan limits.

                                                                       ALL STUDENTS(1)      INDEPENDENT STUDENTS(1)
                                                                       ---------------    --------------------------
                                                                         BASE AMOUNT       ADDITIONAL
                                                                        SUBSIDIZED AND    UNSUBSIDIZED      MAXIMUM
                                                         SUBSIDIZED    UNSUBSIDIZED ON     ONLY ON OR      AGGREGATE
                                           SUBSIDIZED    ON OR AFTER       OR AFTER          AFTER           TOTAL
BORROWER'S ACADEMIC LEVEL                  PRE-1/1/87      1/1/87         10/1/93(2)       7/1/94(3)       AMOUNT IN
-------------------------                  ----------    -----------   ---------------    ------------     ---------
Undergraduate (per year)
   1st year...........................      $  2,500      $  2,625          $ 2,625          $ 4,000        $  6,625
   2nd year...........................      $  2,500      $  2,625          $ 3,500          $ 4,000        $  7,500
   3rd year and above.................      $  2,500      $  4,000          $ 5,500          $ 5,000        $ 10,500
Graduate (per year)...................      $  5,000      $  7,500          $ 8,500          $10,000        $ 18,500
   Aggregate Limited Undergraduate....      $ 12,500      $ 17,250          $23,000          $23,000        $ 46,000
   Graduate (including undergraduate).      $ 25,000      $ 54,750          $65,500          $73,000        $138,500

------------

(1) The loan limits are inclusive of both Federal Stafford Loans and Federal Direct Student Loans.

(2) These amounts represent the combined maximum loan amount per year for Federal Stafford and Federal Unsubsidized Stafford Loans. Accordingly, the maximum amount that a student may borrow under a Federal Unsubsidized Stafford Loan is the difference between the combined maximum loan amount and the amount the student received in the form of a Federal Stafford Loan.

(3) Independent undergraduate students, graduate students or professional students may borrow these additional amounts. In addition, dependent undergraduate students may also receive these additional loan amounts if the parents of such students are unable to provide the family contribution amount and it is unlikely that the student's parents will qualify for a Federal PLUS Loan.

         The annual loan limits are reduced in some instances where the student has less than a full academic year remaining in his or her program. The Department has discretion to raise these limits to accommodate highly specialized or exceptionally expensive courses of study.

         REPAYMENT. Repayment of principal on a Federal Stafford Loan generally does not commence while a student remains a qualified student, but generally begins upon expiration of the applicable Grace Period, as described below. Any borrower may voluntarily prepay without premium or penalty any loan and in connection therewith may waive any Grace Period or Deferral Period. In general, each loan must be scheduled for repayment over a period of not more than ten years after the commencement of repayment. New borrowers on or after October 7, 1998, who accumulate outstanding loans under FFELP totaling more than $30,000, are entitled to extended repayment schedules of up to 25 years subject to certain minimum repayment amounts. The Act currently requires minimum annual payments of $600 or, if greater, the amount of accrued interest for that year, unless the borrower and the lender agree to lesser payments. Effective July 1, 1993, the Act and regulations promulgated thereunder require lenders to offer the choice of a standard, graduated or income-sensitive repayment schedule to all borrowers who receive a loan on or after that date. For Stafford Loans entering repayment on or after October 1, 1995, borrowers may choose among several repayment options, including the option to make interest only payments for limited periods.

         GRACE PERIODS, DEFERRAL PERIODS AND FORBEARANCE PERIODS. Repayment of principal on a Federal Stafford Loan must generally commence following a period of (a) not less than 9 months or more than 12 months (with respect to loans for which the applicable interest rate is 7% per annum) and (b) not more than 6 months (with respect to loans for which the applicable interest rate is 9% per annum or 8% per annum and for loans to first-time borrowers on or after July 1,
1988) after the borrower ceases to pursue at least a half-time course of study (a "Grace Period"). However, during certain other periods (each, a "Deferral Period") and subject to certain conditions, no principal repayments need be made, including periods when the student has returned to an eligible educational institution on a full-time basis or is pursuing studies pursuant to an approved graduate fellowship program, or when the student is a member of the United States Armed Forces or a volunteer under the Peace Corps Act or the Domestic Volunteer Service Act of 1973, or when the borrower is temporarily totally disabled, or periods during which the borrower may defer principal payments because of temporary financial hardship. For new borrowers to whom loans are first disbursed on or after July 1, 1993, payment of principal may be deferred only while the borrower is at least a half-time student or is in an approved graduate fellowship program or is enrolled in a rehabilitation program, or when the borrower is seeking but unable to find full-time employment, subject to a maximum deferment of three years, or when for any reason the lender determines that payment of principal will cause the borrower economic hardship, also subject to a maximum deferment of three years. The 1992 Amendments also permit and in some cases require forbearance of loan collection in certain circumstances (each such period, a "Forbearance Period").

FEDERAL UNSUBSIDIZED STAFFORD LOANS

         The Federal Unsubsidized Stafford Loan program created under the 1992 Amendments is designed for students who do not qualify for the maximum Federal Stafford Loan due to parental and/or student income and assets in excess of permitted amounts. The basic requirements for Federal Unsubsidized Stafford Loans are essentially the same as those for the Federal Stafford Loans, including with respect to provisions governing the interest rate, the annual loan limits and the Special Allowance Payments. The terms of the Federal Unsubsidized Stafford Loans, however, differ in some respects. The federal government does not make Interest Subsidy Payments on Federal Unsubsidized Stafford Loans. The borrower must either begin making interest payments within 60 days after the time the loan is disbursed or permit capitalization of the interest by the lender until repayment begins. Federal Unsubsidized Stafford Loan borrowers are required to pay, upon disbursement, a 6.5% insurance fee to the Department, though no guarantee fee may be charged by the applicable Federal Guarantor. Effective July 1, 1994, the maximum insurance premium charged by the Federal Guarantor is reduced to 1% and the origination fee is 3%. Subject to the same loan limits established for Federal Stafford Loans, the student may borrow up to the amount of such student's Unmet Need. Lenders are authorized to make Federal Unsubsidized Stafford Loans applicable for periods of enrollment beginning on or after October 1, 1992.

FEDERAL PLUS AND FEDERAL SLS LOAN PROGRAMS

         The Act authorizes Federal PLUS Loans to be made to parents of eligible dependent students and previously authorized Federal SLS Loans to be made to certain categories of students. After July 1, 1993, only parents who do not have an adverse credit history or who can secure an endorser without an adverse credit history are eligible for Federal PLUS Loans. The basic provisions applicable to Federal PLUS and Federal SLS Loans are similar to those of Federal Stafford Loans with respect to the federal insurance and reinsurance on the loans. However, Federal PLUS and Federal SLS Loans differ from Federal Stafford Loans, particularly because Interest Subsidy Payments are not available under the Federal PLUS and Federal SLS Programs and in some instances Special Allowance Payments are more restricted.

         LOAN LIMITS. Federal PLUS and Federal SLS Loans disbursed prior to July 1, 1993, are limited to $4,000 per academic year with a maximum aggregate amount of $20,000. Federal SLS Loan limits for loans disbursed on or after July 1, 1993, depended upon the class year of the student and the length of the academic year. The annual loan limit for Federal SLS Loans first disbursed on or after July 1, 1993, ranged from $4,000 for first and second year undergraduate borrowers to $10,000 for graduate borrowers, with a maximum aggregate amount of $23,000 for undergraduate borrowers and $73,000 for graduate and professional borrowers. After July 1, 1994, for purposes of new loans being originated, the Federal SLS programs were merged with the Federal Unsubsidized Stafford Loan program with the borrowing limits reflecting the combined eligibility under both programs. The only limit on the annual and aggregate amounts of Federal PLUS Loans first disbursed on or after July 1, 1993, is the cost of the student's education less other financial aid received, including scholarship, grants and other FFELP Loans.

         INTEREST. The interest rate determination for a Federal PLUS or SLS loan is dependent on when the loan was originally made and disbursed and the period of enrollment. The interest rates for Federal PLUS and SLS loans are summarized in the following chart.

                                                                                                           INTEREST
TRIGGER DATE(1)                                      BORROWER RATE(2)                  MAXIMUM RATE       RATE MARGIN
---------------                                      ----------------                  ------------       -----------
Prior to 10/01/81......................    9%                                       9%                    N/A
10/01/81 - 10/31/82....................   14%                                      14%                    N/A
11/01/82 - 06/30/87....................   12%                                      12%                    N/A
07/01/87 - 09/30/92....................   52-Week Treasury (3)+ Interest Rate      12%                    3.25%
                                          Margin
10/01/92 - 6/30/94
(SLS repealed 07/01/94)................   52-Week Treasury (3) + Interest Rate     PLUS 10%, SLS 11%      3.10%
                                          Margin
07/01/94 - 06/30/98....................   52-Week Treasury (3)+ Interest Rate       9%                    3.10%
                                          Margin
07/01/98-06/30/03......................   91-Day T-Bill + Interest Rate Margin      9%                    3.10%

------------
(1) The Trigger Date for Federal PLUS and SLS loans made before October 1, 1992, is the first day of enrollment period for which the loan is made, and for Federal PLUS and SLS loans made on October 1, 1992 and after, the Trigger Date is the date of the disbursement of the loan, respectively.

(2) For Federal PLUS or SLS loans that carry a variable rate, the rate is set annually for 12-month periods beginning on July 1 and ending on June 30 on the preceding June 1 and is equal to the lesser of (a) the applicable maximum rate and (b) the sum of (i) the bond equivalent rate of 52-week Treasury bills (or 91-day Treasury bills in the case of Federal PLUS or SLS loans made or disbursed on or after June 30, 1998) auctioned at the final auction held prior to such June 1, and (ii) the applicable Interest Rate Margin.

(3) For periods beginning on or after July 1, 2001, the interest rate is equal to the weekly average 1-year constant maturity Treasury yield, as published by the Board of Governors of the Federal Reserve System, for the last calendar week ending on the preceding June 26, plus the applicable interest rate margin.

         A holder of a Federal PLUS or SLS Loan is eligible to receive Special Allowance Payments during any quarter if (a) the sum of (i) the average of the bond equivalent rates of 91-day Treasury bills auctioned during such quarter and
(ii) the Interest Rate Margin exceeds (b) the Maximum Rate.

         REPAYMENT, DEFERMENTS. The 1992 Amendments provide Federal SLS borrowers with the option to defer commencement of repayment of principal until the commencement of repayment of Federal Stafford Loans. Otherwise, repayment of principal of Federal PLUS and

Federal SLS Loans is required to commence no later than 60 days after the date of disbursement of such loan, subject to certain deferral and forbearance provisions. The deferral provisions which apply are more limited than those which apply to Federal Stafford Loans. Repayment of interest, however, may be deferred and capitalized during certain periods of educational enrollments and periods of unemployment or hardship as specified under the Act. Further, whereas Interest Subsidy Payments are not available for such deferments, interest may be capitalized during such periods upon agreement of the lender and borrower. Maximum loan repayment periods and minimum payment amounts are the same as for Federal Stafford Loans.

         A borrower may refinance all outstanding Federal PLUS Loans under a single repayment schedule for principal and interest, with the new repayment period calculated from the date of repayment of the most recent included loan. The interest rate of such refinanced loan shall be the weighted average of the rates of all Federal PLUS Loans being refinanced. A second type of refinancing enables an eligible lender to reissue a Federal PLUS Loan which was initially originated at a fixed rate prior to July 1, 1987 in order to permit the borrower to obtain the variable interest rate available on Federal PLUS Loans on and after July 1, 1987. If a lender is unwilling to refinance the original Federal PLUS Loan, the borrower may obtain a loan from another lender for the purpose of discharging the loan and obtaining a variable interest rate.

FEDERAL CONSOLIDATION LOAN PROGRAM

         The Act authorizes a program under which certain borrowers may consolidate one or more of their FFELP Loans into a single loan (each, a "Federal Consolidation Loan") insured and reinsured on a basis similar to Federal Stafford Loans. Federal Consolidation Loans may be made in an amount sufficient to pay outstanding principal, unpaid interest, late charges and collection costs on all FFELP Loans selected by the borrower, as well as loans made pursuant to various other federal student loan programs and which may have been made by different lenders. Under this program, a lender may make a Federal Consolidation Loan to an eligible borrower at the request of the borrower if the lender holds an outstanding loan of the borrower or the borrower certifies that he has been unable to obtain a Federal Consolidation Loan from the holders of the outstanding loans made to him. A borrower who is unable to obtain a Federal Consolidation Loan from an eligible lender or a Federal Consolidation Loan with an income-sensitive repayment plan acceptable to the borrower may obtain a Federal Consolidation Loan under the direct loan program. Federal Consolidation Loans that were made on or after July 1, 1994, have no minimum loan amount, although Federal Consolidation Loans for less than $7,500 must be repaid in ten years. Applications for Federal Consolidation Loans received on or after January 1, 1993, but prior to July 1, 1994, were available only to borrowers who had aggregate outstanding student loan balances of at least $7,500; for applications received before January 1, 1993, Federal Consolidation Loans are available only to borrowers who have aggregate outstanding student loan balances of at least $5,000. The borrowers must be either in repayment status or in a grace period preceding repayment and, for applications received prior to January 1, 1993, the borrower must not have been delinquent by more than 90 days on any student loan payment; for applications received on or after January 1, 1993, delinquent or defaulted borrowers are eligible to obtain Federal Consolidation Loans if they will reenter repayment through loan consolidation. For applications received on or after January 1, 1993, borrowers may, within 180 days of the origination of a Federal Consolidation Loan, add additional loans made prior to consolidation ("Add-on Federal Consolidation Loans") for consolidation therewith. If the borrower obtains loans subsequent to the Federal Consolidation Loan, the borrower may consolidate the new loans and the Federal Consolidation Loan. The interest rate and term of such Federal Consolidation Loan, following the consolidation with the related Add-on Federal Consolidation Loans, may be recomputed within the parameters permitted by the Act. For applications received on or after January 1, 1993, married couples who agree to be jointly and severally liable will be treated as one borrower for purposes of loan consolidation eligibility. For applications received on or after November 13, 1997, through September 30, 1998, student loan borrowers may include federal direct loans in Federal Consolidation Loans.

         Federal Consolidation Loans bear interest at a rate which equals the weighted average of interest rates on the unpaid principal balances of outstanding loans, rounded to the nearest whole percent, with a minimum rate of 9% for loans originated prior to July 1, 1994. For Federal Consolidation Loans made on or after July 1, 1994, such weighted average interest rate must be rounded up to the nearest whole percent. However, Federal Consolidation Loans made from applications received on or after November 13, 1997, through September 30, 1998, will bear interest at the annual variable rate applicable to Federal Stafford Loans in repayment (i.e., the rate based on the 91 day T-bill plus 3.1%, capped at 8.25%). Federal Consolidation Loans for which the application is received on or after October 1, 1998, bear interest at a rate equal to the weighted average interest rate of the loans consolidated, rounded up to the nearest one-eighth percent and capped at 8.25%. Interest on Federal Consolidation Loans accrues and, for applications received prior to January 1, 1993, is to be paid without Interest Subsidy by the Department. For Federal Consolidation Loans received on or after January 1, 1993, all interest of the borrower is paid during all periods of Deferment. However, Federal Consolidation Loan applications received on or after August 10, 1993, will only be subsidized if all of the underlying loans being consolidated were subsidized Federal Stafford Loans; provided, however, that in the case of Federal Consolidation Loans made on or after November 13, 1997, that portion of the Federal Consolidation Loan that is comprised of Subsidized Stafford Loans will retain its subsidy benefits during periods of deferment. Borrowers may elect to accelerate principal payments without penalty. Further, no insurance premium may be charged to a borrower and no insurance premium may be charged to a lender in connection with a Federal Consolidation Loan. However, a fee may be charged to the lender by a Federal Guarantor to cover the costs of increased or extended liability with respect to a Federal Consolidation Loan, and lenders must pay a monthly rebate fee at an annualized rate of 1.05% for Federal Consolidation Loans disbursed on or after October 1, 1993 (or 0.62% per annum for loans on which applications are received between October 1, 1998, and January 31, 1999). Special Allowance Payments are made on Consolidation Loans whenever the formula exceeds the borrower's interest rate.

         Repayment of Federal Consolidation Loans begins within 60 days after discharge of all prior loans which are consolidated. Repayment schedule options must include, for applications received on or after January 1, 1993, graduated and income sensitive repayment plans with maximum repayment terms, subject to certain limits applicable to the sum of the Federal Consolidation Loan and the amount of the borrower's other eligible Financed Student Loans outstanding. The lender may, at its option, include such graduated and income sensitive repayment plans for applications received prior to that date. Generally, depending on the total of loans outstanding, repayment may be scheduled over periods no shorter than ten but not more than 25 years in length. For applications received on or after January 1, 1993, the maximum maturity schedule is 30 years for Federal Consolidation Loans of $60,000 or more.

         All eligible loans of a borrower paid in full through consolidation are discharged in the consolidation process when the new Federal Consolidation Loan is issued.

FEDERAL GUARANTORS

         The Act authorizes Federal Guarantors to support education financing and credit needs of students at post-secondary schools. The Act encourages every state either to establish its own agency or to designate another Federal Guarantor in cooperation with the Secretary. Under various programs throughout the United States of America, Federal Guarantors insure and sometimes service guaranteed Financed Student Loans. The Federal Guarantors are reinsured by the federal government for from 80% to 100% of each default claim paid, depending on their claims experience, for loans disbursed prior to October 1, 1993, from 78% to 98% of each default claim paid for loans disbursed on or after October 1, 1993, and from 75% to 95% of each default claim paid for loans disbursed on or after October 1, 1998. Federal Guarantors are reinsured by the federal government for 100% of death, disability, bankruptcy, closed school and false certification claims paid. Loans guaranteed under the lender of last resort provisions of the Act are also 100% guaranteed and reinsured. See "--Federal Insurance and Reinsurance of Federal Guarantors" below.

         Federal Guarantors collect a one-time insurance premium ranging from 0% to 3% of the principal amount of each guaranteed loan, depending on the Federal Guarantor. Federal Guarantors are prohibited from charging insurance premiums on loans made under the Federal Unsubsidized Stafford Loan program prior to July 1, 1994. On such loans made prior to July 1, 1994, the Act requires that a 6.5% combined loan origination fee and insurance premium be paid by the borrower on Federal Unsubsidized Stafford Loans. This fee is passed through to the Department by the originating lender. Effective July 1, 1994, the maximum insurance premium and origination fee for Federal Stafford Loans and Federal Unsubsidized Stafford Loans are 1% and 3%, respectively.

         Each Financed Student Loan to be sold to the Eligible Lender Trustee on behalf of the Issuer will be guaranteed as to principal and interest by a Federal Guarantor pursuant to a guarantee agreement (each, a "Guarantee Agreement") between such Federal Guarantor and the Eligible Lender Trustee.

         The 1993 Act granted the Department broad powers over Federal Guarantors and their reserves. These powers include the authority to require a Federal Guarantor to return all reserve funds to the Department if the Department determines such action is necessary to ensure an orderly termination of the Federal Guarantor, to serve the best interests of the student loan programs or to ensure the proper maintenance of such Federal Guarantor's funds or assets. The Department is also now authorized to direct a Federal Guarantor to return a portion of its reserve funds which the Department determines is unnecessary to pay the program expenses and contingent liabilities of the Federal Guarantor and/or to cease any activities involving the use of the Federal Guarantor's reserve funds or assets which the Department determines is a misapplication or otherwise improper. The Department may also terminate a Federal Guarantor's reinsurance agreement if the Department determines that such action is necessary to protect the federal fiscal interest. These various changes create a significant risk that the resources available to the Federal Guarantors to meet their guarantee obligations will be significantly reduced.

         The 1998 Reauthorization Bill created additional risks that the resources available to Federal Guarantors to meet their guarantee obligations will be further reduced in the future by mandating additional recall of guarantor reserves and reducing reinsurance to guarantors from 98% to 95%.

FEDERAL INSURANCE AND REINSURANCE OF FEDERAL GUARANTORS

         A FFELP Loan is considered to be in default for purposes of the Act when the borrower fails to make an installment payment when due or to comply with other terms of the loan, and if the failure persists for a certain period of time as specified by the Act. Under certain circumstances a loan deemed ineligible for Federal Reinsurance may be restored to eligibility. Procedures for such restoration of eligibility are discussed below. If the loan in default is covered by federal loan insurance in accordance with the provisions of the Act, the Department is to pay the applicable Federal Guarantor, as insurance beneficiary, the amount of the loss sustained thereby, upon notice and determination of such amount, within 90 days of such notification, subject to reduction as described above.

         If the loan is guaranteed by a Federal Guarantor, the eligible lender is reimbursed by the Federal Guarantor for 100% (or not less than 98% for loans disbursed on or after October 1, 1993, or 95% for loans disbursed on or after October 1, 1998) of the unpaid principal balance of the defaulted loan plus accrued and unpaid interest thereon so long as the eligible lender has properly originated and serviced such loan. Under the Act, the Department enters into a guarantee agreement with each Federal Guarantor, which provides for federal reinsurance for amounts paid to eligible lenders by the Federal Guarantor with respect to defaulted loans.

         Pursuant to such agreements, the Department also agrees to reimburse a Federal Guarantor for 100% of the amounts expended in connection with a claim resulting from the death, bankruptcy, total and permanent disability of a borrower, the death of a student whose parent is the borrower of a Federal PLUS Loan or claims by borrowers who received loans on or after January 1, 1986, and who are unable to complete the programs in which they are enrolled due to school closure or borrowers whose borrowing eligibility was falsely certified by the eligible institution; such claims are not included in calculating a Federal Guarantor's claims rate experience for federal reinsurance purposes. The Department also agrees to reimburse a Federal Guarantor for 100% of the amounts expended in connection with claims on loans made under the lender of last resort provisions. The Department is also required to repay the unpaid balance of any loan if the borrower files for relief under Chapter 12 or 13 of the Bankruptcy Code or files for relief under Chapter 7 or 11 of the Bankruptcy Code and commences an action for a determination of dischargeability under Section 523(a)(8)(b) of the Bankruptcy Code, and is authorized to acquire the loans of borrowers who are at high risk of default and who request an alternative repayment option from the Department.

         The amount of such reinsurance payment to the Federal Guarantor for default claims is subject to reduction based upon the annual default claims rate of the Federal Guarantor, calculated to equal the amount of federal reinsurance claims paid by the Department to the

Federal Guarantor during any fiscal year as a percentage of the original principal amount of guaranteed loans in repayment at the end of the prior federal fiscal year. The formula is summarized as follows:

CLAIMS RATE OF FEDERAL GUARANTOR               REIMBURSEMENT TO FEDERAL GUARANTOR BY THE DEPARTMENT OF EDUCATION(1)
--------------------------------               --------------------------------------------------------------------
0% to and including 5%....................     100%
Greater than 5% to and including 9%.......     100% of claims to and including 5%; 90% of claims greater than 5%
Greater than 9%...........................     100% of claims to and including 5%; 90% of claims greater than 5% to and including 9%; and 80% of claims greater than 9%

-----------
(1) The federal reimbursement has been reduced to 98%, 88% and 78% for loans disbursed on or after October 1, 1993, and to 95%, 85% and 75% for loans disbursed on or after October 1, 1998.

         The claims experience is not accumulated from year to year, but is determined solely on the basis of claims in any one federal fiscal year compared with the original principal balance of loans in repayment at the beginning of that year.

         Pursuant to the 1992 Amendments and additional changes made in 1997 and 1998, Federal Guarantors are required to maintain a current minimum reserve level of at least 0.25% of the total attributable amount of all outstanding loans guaranteed by the Federal Guarantor. If the Federal Guarantor fails to achieve the minimum reserve level in any two consecutive years, if the Federal Guarantor's federal annual claims rate equals or exceeds 5% or if the Department determines the Federal Guarantor's administrative or financial condition jeopardizes its continued ability to perform its responsibilities, the Department may require the Federal Guarantor to submit and implement a management plan to address the deficiencies. The Department may terminate the Federal Guarantor's agreements with the Department if the Guarantor fails to submit the required plan, or fails to improve its administrative or financial condition substantially, or if the Department determines the Federal Guarantor is in danger of financial collapse. In such event, the Department is required to assume responsibility for the functions of such Federal Guarantor and in connection therewith is authorized to undertake specified actions to assure the continued payment of claims, including maturity advances to Federal Guarantors to cover immediate cash needs, transferring of guarantees to another Federal Guarantor, or transfer of guarantees to the Department itself. No assurance can be made that the Department will under any given circumstance exercise its right to terminate a reimbursement agreement with a Federal Guarantor or make a determination that such Federal Guarantor is unable to meet its guarantee obligations.

         The Act requires that, subject to compliance with the Act, the Secretary must pay all amounts which may be required to be paid under the Act as a result of certain events of death, disability, bankruptcy, school closure or false certification by the educational institution described therein. It further provides that Federal Guarantors shall be deemed to have a contractual right against the United States of America to receive reinsurance in accordance with its provisions. In addition, the 1992 Amendments provide that if the Department determines that a Federal Guarantor is unable to meet its insurance obligations, holders of loans may submit insurance claims directly to the Department until such time as the obligations are transferred to a new Federal Guarantor capable of meeting such obligations or until a successor Federal Guarantor assumes such obligations. No assurance can be made that the Department would under any given circumstances assume such obligation to assure satisfaction of a guarantee obligation by exercising its right to terminate a reimbursement agreement with a Federal Guarantor or by making a determination that such Federal Guarantor is unable to meet its guarantee obligations.

                          THE ALTERNATIVE LOAN PROGRAM

GENERAL

         A portion of the proceeds of the Notes will be used to purchase Alternative Loans. Alternative Loans are student loans that are not guaranteed or insured by a federal or state guarantor. Each of the Alternative Loans is insured against default under the TUITIONGard(R) program (the "TuitionGard Program") by either Landmark American Insurance Company ("Landmark") or American and Foreign Insurance Company ("American and Foreign"). Both of these insurance companies are subsidiaries of Royal Group, Inc. All TuitionGard Program loans originated prior to August 1, 2001 were insured by Landmark. In the event that the financial status of either Landmark or American and Foreign and either of their ability to honor guarantee claims were to deteriorate over time, such event may negatively impact the Issuer's ability to, or result in a failure on the part of the Issuer to, make payments of interest and principal on the Notes.

         The Alternative Loans are not insured or reinsured by the Secretary of Education under the Higher Education Act. In addition, the Alternative Loans are not entitled to any federal reinsurance or assistance from the Secretary of Education under the Higher Education Act.

LANDMARK AMERICAN INSURANCE COMPANY

         Landmark American Insurance Company ("Landmark") is an indirect wholly-owned subsidiary of Orion Auto, Inc. ("Orion Auto"). Orion Auto is an indirect wholly-owned subsidiary of Royal Group, Inc. Orion Auto's six insurance subsidiaries, including Landmark, are authorized as multiple-line insurance carriers and may insure most types of property and liability risks. Landmark began insuring student loans through the TuitionGard Program in April 1997. Landmark is 100% reinsured by Guaranty National Insurance Company ("GNIC"), one of the six insurance subsidiaries of Orion Auto. The policyholder surplus of GNIC at June 30, 2001 was $185,252,872.

         Under the TuitionGard Program, Landmark insures, subject to a 5% deductible, the principal, accumulated interest and lost interest during the 150-day delinquency period for the insured loans, as defined in the insurance policy form. Default of the student loans generally is the failure by a borrower to make monthly principal and/or interest payments on a student loan when due, provided such failure continues for a period of one hundred fifty (150) consecutive days. Landmark's insurance generally applies to all claims for any default by the borrower so long as such claims do not result in whole or in part from (i) war, insurrection, rebellion or revolution of any kind, (ii) nuclear energy liability, or (iii) any actual or alleged failure, malfunction or inadequacy of (a) regardless of the owner, any of (u) computer hardware, including microprocessors, (v) computer application software, (w) computer operating systems and related software, (x) computer networks, (y) microprocessors (computer chips) not part of any computer system or (z) any other computerized or electronic equipment or components, or

(b) any other products, and any services, data or functions that directly or indirectly use or rely upon, in any manner, any of the items listed above, in each case due to the inability to correctly recognize, process, distinguish, interpret or accept one or more dates or times, including but not limited to the year 2000.

         Landmark's obligation to honor its insurance for any loan is conditioned, among other things, upon the origination, disbursement, servicing and timely filing of the claim for insurance in accordance with program requirements. The above summary of terms of the insurance policy is for information purposes only. If any of the summary differs from the actual policy terms, the policy terms will prevail.

         Landmark is domiciled in the State of Oklahoma and authorized to do business in forty-four states. Oklahoma has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by Landmark, changes in control and transactions among affiliates. Additionally, Landmark is required by statute to maintain reserves on its failure claims obligations in certain amounts and for certain periods of time.

         A.M. Best, Fitch, Moody's and Standard & Poor's Rating Service ("S&P"), a Division of McGraw-Hill Companies, currently rate the claims paying ability of Guaranty National Insurance Company as "A+ (Superior)", "AA-", "A1" and "A+" respectively. These ratings reflect such rating agency's current assessment of the creditworthiness of Landmark American Insurance Company and its ability to pay claims (claim paying ability) on its policies of insurance. Any further explanations as to the significance of the above ratings may be obtained only from A.M. Best, Fitch, Moody's and S&P.

AMERICAN AND FOREIGN INSURANCE COMPANY

         American and Foreign Insurance Company ("American and Foreign") is a wholly-owned subsidiary of Royal Group, Inc. ("Royal Group"). Royal Group's insurance subsidiaries, including American and Foreign, are authorized as multiple-line insurance carriers and may insure most types of property and liability risks. American and Foreign began insuring student loans through the TuitionGard Program in January 2001. The policyholder surplus of American and Foreign at June 30, 2001 was $122,869,952.

         Under the TuitionGard Program, American and Foreign insures, subject to a 5% deductible, the principal, accumulated interest and lost interest during the 150-day delinquency period for the insured loans, as defined in the insurance policy form. Default of the student loans generally is the failure by a borrower to make monthly principal and/or interest payments on a student loan when due, provided such failure continues for a period of one hundred fifty
(150) consecutive days. American and Foreign insurance generally applies to all claims for any default by the borrower so long as such claims do not result in whole or in part from (i) war, insurrection, rebellion or revolution of any kind, (ii) nuclear energy liability, or (iii) any actual or alleged failure, malfunction or inadequacy of (a) regardless of the owner, any of (u) computer hardware, including microprocessors, (v) computer application software, (w) computer operating systems and related software, (x) computer networks, (y) microprocessors (computer chips) not part of any computer system or (z) any other computerized or electronic equipment or components, or (b) any other products, and any services, data or functions that directly or indirectly use or rely upon, in any manner, any of the items listed above, in each case due to the inability to correctly recognize, process, distinguish, interpret or accept one or more dates or times, including but not limited to the year 2000.

         American and Foreign's obligation to honor its insurance for any loan is conditioned, among other things, upon the origination, disbursement, servicing and timely filing of the claim for insurance in accordance with program requirements. The above summary of terms of the insurance policy is for information purposes only. If any of the summary differs from the actual policy terms, the policy terms will prevail.

         American and Foreign is domiciled in the State of Delaware and authorized to do business in fifty states. Delaware has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by American and Foreign, changes in control and transactions among affiliates. Additionally, American and Foreign is required by statute to maintain reserves on its future claims obligations in certain amounts and for certain periods of time.

         A.M. Best, Fitch, Moody's and Standard & Poor's Rating Service ("S&P"), a Division of McGraw-Hill Companies, currently rate the claims paying ability of American and Foreign Insurance Company as "A+ (Superior)", "AA-", "Al" and "A+" respectively. These ratings reflect such rating agency's current assessment of the creditworthiness of American and Foreign Insurance Company and its ability to pay claims (claim paying ability) on its policies of insurance. Any further explanations as to the significance of the above ratings may be obtained only from A.M. Best, Fitch, Moody's and S&P.


                         THE FINANCED STUDENT LOAN POOL

GENERAL

         The FFELP Loans to be sold and/or contributed by the Seller to the Eligible Lender Trustee on behalf of the Issuer pursuant to the Purchase and Contribution Agreement will be selected from student loans originated under FFELP by several criteria, including that each such FFELP Loan (i) is guaranteed as to principal and interest by a Federal Guarantor and is in turn reinsured by the Department in accordance with the terms of FFELP, (ii) was originated in the United States of America, its territories or its possessions under and in accordance with FFELP, (iii) contains terms in accordance with those required by FFELP, the applicable Guarantee Agreements and other applicable requirements and
(iv) provides for regular payments that fully amortize the amount financed over its original term to maturity (exclusive of any deferral or forbearance periods). The Alternative Loans to be sold and/or contributed by the Seller to the Issuer pursuant to the Purchase and Contribution Agreement will be selected by Richland State Bank using underwriting guidelines prescribed by the TuitionGard Program. Each Alternative Loan is insured by either Landmark or American and Foreign. No selection procedures believed by the Seller to be adverse to the Noteholders or the Insurer will be used in selecting the related Financed Student Loans.

         The FFELP Loans that comprise assets of the Issuer will be beneficially owned by the Issuer although legal title will be held by the Eligible Lender Trustee. The Eligible Lender Trustee has entered into Guarantee Agreements with the Federal Guarantors pursuant to which each of such Financed Student Loans will be guaranteed by one of such Federal Guarantors. See "THE ELIGIBLE LENDER TRUSTEE."

ORIGINATION AND MARKETING PROCESS

         For FFELP Loans, the Act specifies rules regarding loan origination practices which lenders must comply with in order for the FFELP Loans to be guaranteed and to be eligible to receive federal assistance in respect of FFELP Loans. Lenders of FFELP Loans are prohibited from offering points, premiums, payments or other inducements, directly or indirectly, to any educational institution, guarantor or individual in order to secure FFELP Loan applications, and no lender may conduct unsolicited mailings of FFELP Loan applications to students who have not previously received student loans from that lender.

         Generally in the case of FFELP Loans, the student and school complete the combined application with promissory note and mail or electronically transmit it either to a lender or directly to the applicable Federal Guarantor. Both the lender and such Federal Guarantor must approve such application, including confirming that such application is complete and that it (and the prospective borrower and institution) complies with all applicable requirements of the Act and the requirements of such Federal Guarantor. The Act requires that each Federal Guarantor have procedures designed to assure that it guarantees FFELP Loans only to students attending institutions which meet the requirements of the Act. Certain lenders establish maximum default rates for institutions whose students they will serve. Each lender will only make loans that are approved by the Federal Guarantor (consistent with the approval requirements of the Act and the Federal Guarantor). For each such application that is approved, the Federal Guarantor will issue a guarantee certificate to the lender, which will then cause the loan to be disbursed (typically in multiple installments) and a disclosure statement confirming the terms of the FFELP Loan to be sent to the student borrower.

         These procedures differ somewhat for Federal Consolidation Loans and for the Alternative Loans.

SERVICING AND COLLECTIONS PROCESS

         The applicable Guarantee Agreements and the Act require the holder of FFELP Loans to cause specified procedures, including due diligence procedures and the taking of specific steps at specific intervals, to be performed with respect to the servicing of the FFELP Loans. These procedures are designed to ensure that such FFELP Loans are repaid on a timely basis by or on behalf of borrowers. The Servicer agrees to perform such servicing and collection procedures with respect to the FFELP Loans on behalf of the Issuer pursuant to the Servicing Agreement. Such procedures generally include periodic attempts to contact any delinquent borrower by telephone and by mail, commencing with one written notice within the first ten days of delinquency and including multiple written notices and telephone calls to the borrower thereafter at specified times during any such delinquency. All telephone calls and letters are automatically registered, and a synopsis of each call or the mailing of each letter is noted in the loan file for the borrower. The Servicer is also required to perform skip tracing procedures on delinquent borrowers whose current location is unknown, including contacting such borrowers' schools and references. Failure to comply with the established procedures could adversely affect the ability of the Eligible Lender Trustee, as holder of legal title to the FFELP Loans on behalf of the Issuer, to realize the benefits of any Federal Guarantee Agreement or, to receive the benefits of federal assistance from the Department with respect thereto. Failure to comply with certain of the established procedures with respect to a FFELP Loan may also result in the denial of coverage under a Federal Guarantee Agreement for certain accrued interest amounts, in circumstances where such failure has not caused the loss of the guarantee of the principal of such FFELP Loan. See "RISK FACTORS--Risk That Failure to Comply with Origination and Servicing Procedures for Financed Student Loans May Adversely Affect the Issuer's Ability to Pay Principal of and Interest on the Notes."

         At prescribed times prior to submitting a claim for payment under a Guarantee Agreement for a delinquent FFELP Loan, the Servicer generally is required to notify the applicable Federal Guarantor of the existence of such delinquency. These notices advise the Federal Guarantor of seriously delinquent accounts and allow the Federal Guarantor to make additional attempts to collect on such loans prior to the filing of claims. Any Financed Student Loan which is delinquent beyond a certain number of days is considered to be in default, after which the Servicer will submit a claim for reimbursement therefor to either the applicable Federal Guarantor in the case of FFELP Loans or the applicable guarantor under the TuitionGard Program in the case of Alternative Loans. Failure to file a claim within specified time frames of delinquency may result in denial of the guarantee claim with respect to such Financed Student Loan and failure to file such a claim within certain shorter specified time frames may result in a denial of certain interest amounts included in such claims. The Servicer will utilize the Subservicer to perform the servicing functions with respect to the Financed Student Loans, including those described above. Nonetheless, a failure, whether by the Servicer directly or any Subservicer on its behalf, to file a guarantee claim in a timely fashion would constitute a breach by the Servicer of its covenants under the Servicing Agreement and would, if as a result of such failure the related Guarantee Payment is no longer available to the Issuer, create an obligation of the Servicer to purchase or arrange for the purchase of the applicable Financed Student Loan from the Issuer (and also the Eligible Lender Trustee) on behalf of the Issuer. The obligation of the Servicer to purchase or arrange for such a purchase will constitute the sole remedy available to Noteholders or the Indenture Trustee for such a failure by the Servicer. See "THE TRANSFER AND SERVICING AGREEMENTS--Servicer Covenants."

         These procedures differ somewhat for the Alternative Loans.

FINANCED STUDENT LOAN POOL

         The pool of Financed Student Loans will consist of the FFELP Loans acquired by the Eligible Lender Trustee on behalf of the Issuer on the Closing Date and the Alternative Loans acquired by the Issuer on the Closing Date (the "Initial Financed Student Loans") and those acquired during the Funding Period and the Acquisition Period (together, the "Additional

Financed Student Loans," and together with the Initial Financed Student Loans, the "Financed Student Loans").

          The Financed Student Loans were selected from the Seller's portfolio of Student Loans by several criteria, including, as of the Statistical Calculation Date, the following: each Financed Student Loan (i) was originated in the United States or its territories or possessions under and in accordance with FFELP or the TuitionGard Program, (ii) contains terms in accordance with those required by FFELP or the TuitionGard Program, (iii) contains Guarantee Agreements, Insurance Certificates, and other applicable requirements, and (iv) provides for regular payments that fully amortize the amount financed over its original term to maturity (exclusive of any deferral or forbearance periods). No Financed Student Loan as of the Statistical Calculation Date consists of a FFELP Loan or an Alternative Loan that was subject to the Seller's prior obligation to sell such loan to a third party. As of the Statistical Calculation Date, none of the Financed Student Loans is a non-performing FFELP Loan or a non-performing Alternative Loan. Non-performing FFELP Loans are FFELP Loans which are in default and which the Seller expects to write off at a loss. Non-performing Alternative Loans are Alternative Loans which are in default and which the Seller expects to write off at a loss. No selection procedures believed by the Seller to be adverse to the Noteholders or the Insurer were used or will be used in selecting the Financed Student Loans.

          As of the Statistical Calculation Date, the aggregate principal balance plus accrued interest thereon of the Initial Financed Student Loans was equal to $280,807,119. As of the Statistical Calculation Date the aggregate principal balance plus accrued interest thereon of the FFELP Loans was equal to $244,964,629 which includes principal balance due from Obligors, plus accrued interest thereon estimated to be $3,309,690 as of the Statistical Calculation Date. As of the Statistical Calculation Date the aggregate principal balance plus accrued interest thereon of the Alternative Loans was equal to $35,842,490 which includes principal balance due from Obligors, plus accrued interest thereon estimated to be $3,112,585 as of the Statistical Calculation Date.

         Set forth below in the following tables is a description of certain additional characteristics of the Initial Financed Student Loans as of the Statistical Calculation Date:

                COMPOSITION OF THE INITIAL FINANCED STUDENT LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Aggregate Outstanding Principal Balance........................................      $274,384,844.76
Accrued Interest...............................................................      $  6,422,274.64
Number of Borrowers............................................................               29,218
Average Outstanding Principal Balance Per Borrower.............................      $      9,390.95
Number of Loans................................................................               63,145
Average Outstanding Principal Balance Per Loan.................................      $      4,345.31
Weighted Average Original Term to Maturity(1)..................................           132 Months
Weighted Average Remaining Term to Maturity(1).................................           116 Months
Weighted Average Annual Interest Rate(2).......................................                6.16%

------------------
(1) Determined from the date of origination or the Statistical Calculation Date, as the case may be, to the stated maturity date of the applicable Initial Financed Student Loans, assuming repayment commences promptly upon expiration of the typical grace period following the expected graduation date and without giving effect to any deferral or forbearance periods that may be granted in the future. See "THE FEDERAL FAMILY EDUCATION LOAN PROGRAM" herein.

(2) Determined using the interest rates applicable to the Initial Financed Student Loans as of the Statistical Calculation Date. However, because a portion of the Initial Financed Student Loans effectively bear interest generally at a variable rate per annum to the borrower, there can be no assurance that the foregoing percentage will remain applicable to the Initial Financed Student Loans at any time after the Statistical Calculation Date. See "THE FEDERAL FAMILY EDUCATION LOAN PROGRAM" herein.

         DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY LOAN TYPE
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF                                PERCENT OF POOL
                                              INITIAL FINANCED   AGGREGATE OUTSTANDING     BY OUTSTANDING
  LOAN TYPE                                    STUDENT LOANS       PRINCIPAL BALANCE     PRINCIPAL BALANCE
  ---------                                   ----------------   ---------------------   -----------------
  Alternative Loans
       TuitionGard Program Loans.............      2,664          $  32,729,905.64             11.93%
  FFELP Loans
       Federal Stafford Loans (Subsidized)        40,155            138,390,480.82             50.44
       Federal Stafford Loans (Unsubsidized)      20,326            103,264,458.30             37.63
                                                  ------          ----------------            ------
            Total............................     63,145          $ 274,384,844.76            100.00%
                                                  ======          ================            ======

     DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY BORROWER INTEREST
                  RATE AS OF THE STATISTICAL CALCULATION DATE

                                           NUMBER OF                                       PERCENT OF POOL BY
                                        INITIAL FINANCED       AGGREGATE OUTSTANDING          OUTSTANDING
BORROWER INTEREST RATE (1)               STUDENT LOANS           PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------              ----------------       ---------------------       -----------------
Less than 5.50%...............               17,780                 $ 107,960,289.89               39.35%
5.50% to 5.99%................                3,488                    11,292,120.12                4.12
6.00% to 6.49%................                4,821                    37,978,689.06               13.84
6.50% to 6.99%................               34,199                   110,046,047.21               40.11
More than 6.99%...............                2,857                     7,107,698.48                2.59
                                             ------                 ----------------              ------
          Total...............               63,145                 $ 274,384,844.76              100.00%
                                             ======                 ================              ======

----------------
(1) Determined using the interest rates applicable to the Initial Financed Student Loans as of the Statistical Calculation Date. However, because a portion of the Initial Financed Student Loans effectively bear interest generally at a variable rate per annum to the borrower, there can be no assurance that the foregoing percentage will remain applicable to the Initial Financed Student Loans at any time after the Statistical Calculation Date. See "THE FEDERAL FAMILY EDUCATION LOAN PROGRAM" herein.

     DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY SCHOOL TYPE AS OF THE STATISTICAL CALCULATION DATE

                                           NUMBER OF                                       PERCENT OF POOL BY
                                        INITIAL FINANCED       AGGREGATE OUTSTANDING          OUTSTANDING
BORROWER INTEREST RATE (1)               STUDENT LOANS           PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------              ----------------       ---------------------       -----------------
2 Year........................                 4,133            $   8,049,610.07                 2.93%
4 Year/Graduate...............                55,541              259,430,364.61                94.55
Proprietary...................                 3,462                6,852,440.70                 2.50
Unknown.......................                     9                   52,429.38                 0.02
                                              ------            ----------------               ------
          Total...............                63,145            $ 274,384,844.76               100.00%
                                              ======            ================               ======

              DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY REMAINING TERM AS OF THE STATISTICAL CALCULATION DATE

                                            NUMBER OF                                      PERCENT OF POOL BY
                                        INITIAL FINANCED       AGGREGATE OUTSTANDING          OUTSTANDING
REMAINING TERM(1)                        STUDENT LOANS           PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------                       ----------------       ---------------------       -----------------
24 of less....................                  738                 $  704,537.26                   0.26%
25-48.........................                2,968                  5,342,942.73                   1.95
49-72.........................                9,608                 27,791,553.17                  10.13
73-96.........................               23,110                 77,053,310.53                  28.08
97-120........................               22,426                124,008,409.18                  45.20
121-144.......................                1,411                  6,173,122.76                   2.25
145-180.......................                  212                    589,978.44                   0.22
181-240.......................                2,472                 30,227,010.93                  11.02
241 or greater................                  200                  2,493,979.76                   0.91
                                             ------              ----------------                 ------
          Total...............               63,145              $ 274,384,844.76                 100.00%
                                             ======              ================                 ======

----------------
(1) Determined from the Statistical Calculation Date to the stated maturity date of the applicable Initial Financed Student Loan, assuming repayment commences promptly upon expiration of the typical grace period following the expected graduation date and without giving effect to any deferral or forbearance periods that may be granted in the future.



              DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS BY
                              BORROWER LOAN STATUS
                     AS OF THE STATISTICAL CALCULATION DATE

                                           NUMBER OF                                        PERCENT OF POOL BY
                                        INITIAL FINANCED        AGGREGATE OUTSTANDING           OUTSTANDING
LOAN STATUS (1)                          STUDENT LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------                          -------------          ---------------------        -----------------
Deferment.....................                4,498                $  15,984,577.50                5.83%
Forbearance...................                3,844                   14,184,316.60                5.17
In Grace......................                1,652                   11,580,607.38                4.22
In School.....................               17,764                  122,125,674.66               44.51
Repayment.....................               35,387                  110,509,668.62               40.28
Total.........................               63,145                $ 274,384,844.76              100.00%

----------------
(1) Refers to the status of the borrower of each Initial Financed Student Loan as of the Statistical Calculation Date: such borrower may still be attending school ("In-School"), may be in a grace period prior to repayment commencing ("Grace"), may be repaying such loan ("Repayment") or may have temporarily ceased repaying such loan through a deferral ("Deferral") or a forbearance ("Forbearance") period. See "THE FEDERAL FAMILY EDUCATION LOAN PROGRAM" herein.

                           DISTRIBUTION OF THE INITIAL
                   FINANCED STUDENT LOANS BY DISBURSEMENT DATE
                     AS OF THE STATISTICAL CALCULATION DATE

                                                     NUMBER OF INITIAL                            PERCENT OF POOL BY
                                                      FINANCED STUDENT    AGGREGATE OUTSTANDING       OUTSTANDING
DISBURSEMENT DATE                                          LOANS            PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------                                    -----------------    ---------------------    -----------------
FFELP Loans (1)

     Prior to October 1, 1993......................         6,113          $  12,767,211.07               4.65%

     October 1, 1993, and prior to October 1, 1998.        34,573            113,799,571.60              41.47

     October 1, 1998 and thereafter................        19,795            115,088,156.45              41.94

Alternative Loans

     October 1, 1998 and thereafter................         2,664             32,729,905.64              11.93%
                                                          -------          ----------------            -------
     Total.........................................        63,145          $ 274,384,844.76             100.00%
                                                          =======          ================            =======

------------------
(1) FFELP Loans disbursed prior to October 1, 1993, are 100% guaranteed by the applicable Federal Guarantor, and reinsured against default by the Department up to a maximum of 100% of the Guarantee Payments. FFELP Loans disbursed on or after October 1, 1993 but prior to October 1, 1998, are 98% guaranteed by the applicable Federal Guarantor, and reinsured against default by the Department up to a maximum of 98% of the Guarantee Payments. FFELP Loans disbursed on or after October 1, 1998, are 98% guaranteed by the applicable Federal Guarantor, and reinsured against default by the Department up to a maximum of 95% of the Guarantee Payments.

                  DISTRIBUTION OF THE INITIAL FINANCED STUDENT
                       LOANS BY NUMBER OF DAYS DELINQUENT
                     AS OF THE STATISTICAL CALCULATION DATE

                            NUMBER OF INITIAL
                            FINANCED STUDENT       AGGREGATE OUTSTANDING     PERCENT OF POOL BY OUTSTANDING
DAYS DELINQUENT                   LOANS              PRINCIPAL BALANCE             PRINCIPAL BALANCE
---------------             ------------------     ---------------------     ------------------------------
less than 30............          61,667            $ 269,690,138.05                    98.29%

31 - 60.................           1,478                4,694,706.71                     1.71
                                  ------            ----------------                   ------
    Total...............          63,145            $ 274,384,844.76                   100.00%
                                  ======            ================                   ======

         Each of the Financed Student Loans provides or will provide for the amortization of the outstanding principal balance of such Financed Student Loan over a series of regular payments. Each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of such Financed Student Loan multiplied by the applicable interest rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received in respect of such Financed Student Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, subject to any applicable Deferral Periods or Forbearance Periods, the borrower pays a regular installment until the final scheduled payment due date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of the Financed Student Loan.

GUARANTEE OF FINANCED STUDENT LOANS

         GENERAL. Each FFELP Loan is required to be guaranteed as to principal and interest by one of the Federal Guarantors described below and reinsured by the Department under the Act and must be eligible for Special Allowance Payments and, with respect to certain FFELP Loans which are Financed Student Loans, Interest Subsidy Payments paid by the Department. Each Alternative Loan is guaranteed as to principal and interest by the applicable guarantor under the TuitionGard Program.

         FEDERAL GUARANTORS. The Eligible Lender Trustee has entered into a separate Guarantee Agreement with each of the guarantors listed below (each, a "Federal Guarantor") pursuant to which each of the Federal Guarantors has agreed to serve as guarantor for certain of the FFELP Loans.

         Pursuant to the Higher Education Amendments of 1992 (the "1992 Amendments"), under Section 432(o) of the Act, if the Department has determined that a Federal Guarantor is unable to meet its insurance obligations, the loan holder may submit claims directly to the Department and the Department is required to pay the full Guarantee Payment due with respect thereto in accordance with guarantee claim processing standards no more stringent than those of such Federal Guarantor. However, the Department's obligation to pay guarantee claims directly in this fashion is contingent upon the Department making the determination referred to above. There can be no assurance that the Department would ever make such a determination with respect to a Federal Guarantor or, if such a determination was made, whether such determination or the ultimate payment of such guarantee claims would be made in a timely manner. See "FEDERAL FAMILY EDUCATION LOAN PROGRAM--Federal Guarantors" and "--Federal Insurance and Reinsurance of Federal Guarantors" herein.

         The following table provides information with respect to the portion of the Financed Student Loans guaranteed by each Federal Guarantor under FFELP:

               DISTRIBUTION OF THE INITIAL FINANCED STUDENT LOANS
               BY GUARANTOR AS OF THE STATISTICAL CALCULATION DATE

                                                  NUMBER OF INITIAL                                PERCENT OF POOL
                                                   FINANCED STUDENT     AGGREGATE OUTSTANDING      BY OUTSTANDING
FFELP LOANS: NAME OF FEDERAL GUARANTOR                  LOANS             PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------------------------------            -----------------     ---------------------     -----------------
United Student Aid Funds, Inc. ..................         35,694         $165,174,440.54                  60.20%
California Student Aid Commission ...............          9,470           30,199,530.43                  11.01
New York State Higher Education Service
   Corporation ..................................          8,493           23,796,054.09                   8.67
Great Lakes Higher Education Corporation ........          4,149           13,022,353.43                   4.75
American Student Assistance .....................          2,311            8,040,643.65                   2.93
Northwest Education Loan Association ............            267            1,064,120.31                   0.39
Michigan Higher Education Assistance
   Authority ....................................             24                    0.05
                                                                                                     125,296.21
Iowa College Student Aid Commission .............              6                    0.03
                                                                                                      76,533.00
Oklahoma State Regents for Higher Education .....             35                    0.03
                                                                                                      71,008.80
Student Loan Guarantee Foundation of Arkansas ...             16                    0.02
                                                                                                      45,966.33
Oregon State Scholarship Commission .............              8                    0.01
                                                                                                      23,966.00
Finance Authority of Maine ......................              6                    0.00
                                                                                                      12,330.00
Louisiana Student Financial
   Assistance Authority .........................              2                2,696.33                   0.00
                                                          ------         ---------------             ----------
   Total ........................................         60,481         $241,654,939.12                  88.07%
ALTERNATIVE LOANS
TuitionGard Program .............................          2,664           32,729,905.64                  11.93
                                                          ------         ---------------             ----------
      Total .....................................         63,145         $274,384,844.76                 100.00%
                                                          ======         ===============             ==========

         PRIVATE GUARANTORS. Each of the Alternative Loans is insured against default under the TuitionGard Program by either Landmark or American and Foreign. Both of these insurance companies are subsidiaries of Royal Group, Inc. All TuitionGard Program loans originated prior to August 1, 2001 were insured by Landmark. See "ALTERNATIVE LOAN PROGRAM -- General", "-- Landmark American Insurance Company" and "-- American and Foreign Insurance Company" herein.

                            DESCRIPTION OF THE NOTES

GENERAL

         The Notes will be issued pursuant to the terms of the Indenture and substantially in the form attached as an exhibit to the Indenture. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Notes and the Indenture.

         The Notes will initially be represented by one or more Notes, in each case registered in the name of the nominee of DTC (together with any successor depository selected by the Issuer, the "Depository") except as set forth below. The Notes will be available for purchase in minimum denominations of $100,000 in book-entry form only. Unless and until Definitive Notes are issued under the limited circumstances described herein, no Noteholder will be entitled to receive a physical certificate representing a Note. All references herein to actions by Noteholders of Notes held in book-entry form refer to actions taken by DTC (since its nominee will be the sole Noteholder of record) upon instructions from its Participants and all references herein to distributions, notices, reports and statements to Noteholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, as the case may be, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "DESCRIPTION OF THE NOTES--Book-Entry Registration" and "--Definitive Notes."

         Interest on and principal (to the extent payable as described herein) of the Notes will be payable every thirty-five (35) days (or such longer period as described below) on the dates described below (with respect to any and all Classes of Notes, as applicable, a "Payment Date"). Interest accrued on the Notes during all related Interest Periods up to each Fee Remittance Date (together with interest to accrue during the remainder of such Interest Period to the extent any related Payment Date occurs prior to the next succeeding Fee Remittance Date) and principal (to the extent payable as described herein) of each Class of Notes will be allocated to the applicable Note Distribution Account on each Fee Remittance Date and then payable on the first Business Day after each Auction Date as described below. The initial Auction Date for the Class A-1 Notes will be March 11, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-1 Notes, an Auction Date for the Class A-1 Notes will occur every fifth succeeding Monday thereafter (each, a "Class A-1 Auction Date"), provided that if any fifth succeeding Monday thereafter is not a Business Day, such Class A-1 Auction Date shall occur on the next succeeding Business Day. The initial Auction Date for the Class A-2 Notes will be March 13, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-2 Notes, an Auction Date for the Class A-2 Notes will occur every fifth succeeding Wednesday thereafter (each, a "Class A-2 Auction Date"), provided that if any fifth succeeding Wednesday thereafter is not a Business Day, such Class A-2 Auction Date shall occur on the next succeeding Business Day. The initial Auction Date for the Class A-3 Notes will be March 18, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-3 Notes, an Auction Date for the Class A-3 Notes will occur every fifth succeeding Monday thereafter (each, a "Class A-3 Auction Date"), provided that if any fifth succeeding Monday thereafter is not a Business Day, such Class A-3 Auction Date shall occur on the next succeeding Business Day. The initial Auction Date for the Class A-4 Notes will be March 20, 2002, or if such day is not a Business Day, the next succeeding Business Day. After the initial Auction Date for the Class A-4 Notes, an Auction Date for the Class A-4 Notes will occur every fifth succeeding Wednesday thereafter (each, a "Class A-4 Auction Date"), provided that if any fifth succeeding Wednesday thereafter is not a Business Day, such Class A-4 Auction Date shall occur on the next succeeding Business Day. The resulting Payment Date for the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes is referred to as the "Class A-1 Payment Date," "Class A-2 Payment Date," "Class A-3 Payment Date" and "Class A-4 Payment Date," respectively. Auctions will be conducted for the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes on their respective Auction Dates. Under certain circumstances described in Annex I under "Changes to Auction Terms," in order to conform with then current market practice or based on other economic and financial factors, the Auction Date may be changed by the Broker-Dealer with the consent of the Insurer.

PAYMENTS OF INTEREST

         Interest will accrue on the outstanding principal balance of each Class of Notes at a rate per annum equal to the "Class A-1 Note Rate," the "Class A-2 Note Rate," the "Class A-3 Note Rate" or the "Class A-4 Note Rate," respectively. Interest accrued on each Class of Notes will be allocated to the applicable Note Distribution Account monthly on each Fee Remittance Date from Available Funds and then payable to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders on each Class A-1 Payment Date, Class A-2 Payment Date, Class A-3 Payment Date and Class A-4 Payment Date, respectively. Interest accrued as of any Payment Date but not paid on such Payment Date will be due on the next Payment Date, together with an amount equal to interest on such amount at the applicable Note Rate per annum specified above. Interest payments on the Notes will be funded from funds on deposit in the Note Distribution Account. Interest on the Notes will be calculated on the basis of the actual number of days elapsed in each Interest Period divided by 360. See "THE TRANSFER AND SERVICING AGREEMENTS--Distributions" herein.

         The Class A-1 Note Rate, Class A-2 Note Rate, Class A-3 Note Rate and Class A-4 Note Rate will be equal, except as described below, to the Auction Rate established for such Class of Notes for each Payment Date. Notwithstanding the foregoing, if any Note Rate for any Interest Period (after the first Interest Period) is greater than the Student Loan Rate for the related Collection Period, then the Note Rate for the applicable Class of Notes for the applicable Payment Date will be the Student Loan Rate.

         If any Note Rate for any Payment Date is based on the Student Loan Rate, Noteholders' Interest Basis Carryover will be payable on that or subsequent Payment Dates for the related Class of Notes to the extent the remaining Available Funds, if any, as described under "THE TRANSFER AND SERVICING AGREEMENTS -Distributions" herein, after all other required allocations therefrom are sufficient. To the extent that Noteholders' Interest Basis Carryover has accrued, any such remaining Available Funds, as described above, will be allocated on the applicable Fee Remittance Date between any unpaid Class A-1 Noteholders' Interest Basis Carryover, Class A-2 Noteholders' Interest Basis Carryover, Class A-3 Noteholders' Interest Basis Carryover and Class A-4 Noteholders' Interest Basis Carryover pro rata (based on the ratio of each such amount to the aggregate Noteholders' Interest Basis Carryover for all Classes).

         The Insurance Policy will not be available under any circumstances to pay any Noteholders' Interest Basis Carryover. The only source for payment to pay any Noteholders' Interest Basis Carryover will be any remaining Available Funds to be allocated on each Fee Remittance Date, as described above, after all other required allocations therefrom have been made. The Reserve Account will not be available to pay any Noteholders' Interest Basis Carryover. Due to the method by which the amount payable as principal of the Notes is determined, as described under "THE TRANSFER AND SERVICING AGREEMENTS - Distributions" herein, no funds will be available to pay any Noteholders' Interest Basis Carryover on any Payment Date occurring prior to the Parity Date. Thus, any Noteholders' Interest Basis Carryover accrued prior to the Parity Date will in no event be paid until on or after the Parity Date. No assurance can be provided as to when the Parity Date will occur.


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
DISTRIBUTIONS OF PRINCIPAL

         Principal of the Notes will generally be allocated to the applicable Note Distribution Account monthly on each Fee Remittance Date on or after the end of the Acquisition Period and then will be payable in installments on each applicable Payment Date occurring on or after the end of the Acquisition Period in an amount generally equal to the Principal Distribution Amount for such Payment Date. "Principal Distribution Amount" means (A) to the extent the Class A Note Principal Amount (less all amounts on deposit in all Note Distribution Accounts in respect of the principal on all the Notes) as of such Fee Remittance Date (i) prior to giving effect to all distributions to the Note Distribution Accounts and (ii) after giving effect to any purchase of Additional Financed Student Loans on such date times 103% plus $150,000, is equal to or less than the Pool Balance as of the last day of the related Collection Period, the amount of principal paid and collected (plus any realized losses thereon) during the related Collection Period less any accrued and unpaid interest on the Financed Student Loans for such Collection Period to the extent such interest will be capitalized and added to the principal balance of such Student Loans, upon the commencement of repayment of such Student Loans, as described herein, or (B) to the extent the Class A Note Principal Amount as of such Fee Remittance Date (i) prior to giving effect to all distributions to the Note Distribution Accounts and (ii) after giving effect to any purchase of Additional Financed Student Loans on such date times 103% plus $150,000, is greater than the Pool Balance as of the last day of the related Collection Period, all Available Funds remaining after the payment of the Policy Premium, Servicing Fee, Eligible Lender Trustee Fees, Indenture Trustee Fees, Auction Agent Fees, Broker-Dealer Fees, the deposit into the applicable Note Distribution Account of the Class A-1 Noteholders' Interest Distribution Amount, Class A-2 Noteholders' Interest Distribution Amount, Class A-3 Noteholders' Interest Distribution Amount and Class A-4 Noteholders' Interest Distribution Amount, the payment of any net amounts accrued and unpaid to a Swap Counterparty (other than any termination payments under the related Swap Agreement) and making any required deposits to the Reserve Account up to such amount which would cause the Class A Note Principal Amount plus all amounts on deposit in all Note Distribution Accounts in respect of principal on the Notes as of such Fee Remittance Date, after giving effect to (i) all distributions to the Note Distribution Accounts and
(ii) any purchase of Additional Financed Student Loans on such date times 103% plus $150,000, to equal the Pool Balance as of the last day of the related Collection Period. During the Acquisition Period, an amount generally equal to the Principal Distribution Amount shall be deposited into the Acquisition Account and utilized to purchase Additional Financed Student Loans from the Seller. See "THE TRANSFER AND SERVICING AGREEMENTS--Distributions."

         Except in a circumstance where an Event of Default has occurred and is continuing, principal payments will first be made by lot at random only to the holders of the Class A-1 Notes until such Class A-1 Notes have been paid in full. Principal payments will then be made by lot at random only to the holders of the Class A-2 Notes until such Class A-2 Notes have been paid in full. Principal payments will then be made by lot at random only to the holders of the Class A-3 Notes until such Class A-3 Notes have been paid in full. Principal payments will then be made by lot at random only to the holders of the Class A-4 Notes until such Class A-4 Notes have been paid in full.

         Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred, if the Indenture Trustee (acting, so long as no Insurer Default has occurred at the direction of the Insurer) has declared the Notes to be immediately due and payable. If an Event of Default has occurred and is continuing, all distributions in respect of principal will be allocated between the Class A-1, Class A-2, Class A-3 and Class A-4 Notes pro rata based on the outstanding principal amount of each such Class, until the aggregate principal balance thereof has been reduced to zero.

         No failure to make principal payments on the Notes will result in an Event of Default prior to the Final Scheduled Payment Date so long as the portion of Available Funds allocable to principal payments on the Notes is in fact so allocated and paid in accordance with the terms of the Indenture. In addition, prior to the Final Scheduled Payment Date (whether as scheduled or if accelerated after an Event of Default), draws may be made under the Insurance Policy to pay principal on the Notes only after the Parity Date and only if a Subordination Deficit exists. See "CERTAIN INFORMATION REGARDING THE INSURER AND THE INSURANCE POLICY--The Policy."

         The outstanding principal amount, if any, of the Notes will be payable in full on the applicable Final Scheduled Payment Date. However, the actual maturity of the Notes could occur other than on such date as a result of a variety of factors including the exercise by the Issuer of its option to redeem the Notes of each Class, in whole or in part, on each Class' respective Payment Date and prepayments of the Financed Student Loans.

DETERMINATION OF THE AUCTION RATES

         The Indenture Trustee will act as calculation agent and will use the Auction Procedures described in Annex I hereto to determine the applicable Auction Rate.

BOOK-ENTRY REGISTRATION

         The Notes initially will be offered by the Issuer through the Placement Agent in reliance on exemptions from the registration requirements of the Securities Act to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under Regulation D of the Securities Act, each of which has delivered a letter (each, a "Purchaser's Letter") in the form of Exhibit A hereto. In all cases, the Notes may be sold only in reliance on exemptions from the registration requirements of the Securities Act to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under Regulation D of the Securities Act, each of which has delivered a Purchaser's Letter in the form of Exhibit A hereto, and each of which has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the Notes and are able and prepared to bear the economic risk of investing in and holding the Notes.

         Except as otherwise provided, the Notes sold in reliance on exemptions from the registration requirements of the Securities Act to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act will be represented by global notes in fully registered form without coupons (each, a "Restricted Global Note") deposited with the Indenture Trustee as custodian for, and registered in the name of, a nominee of DTC. Investors may hold their interests in the Restricted Global Notes directly through DTC if they are DTC participants, or indirectly through organizations which are DTC participants. The Restricted Global Notes will be deposited with the Indenture Trustee as custodian, and registered in the name of a nominee of DTC. Beneficial interests in the Restricted Global Notes will be subject to certain restrictions on transfer set forth under "Transfer Restrictions."

         So long as the Notes of any Class are represented by a Restricted Global Note, a Noteholder of such Class may sell, transfer or otherwise dispose of Notes of such Class only to a purchaser who has executed and delivered a Purchaser's Letter in the form of Exhibit A hereto to the Indenture Trustee and the Broker-Dealer, and only to the Issuer (pursuant to a redemption), in an Auction or to or through a Broker-Dealer; provided, however, that in the case of all transfers to or through a Broker-Dealer other than those pursuant to Auctions, that Broker-Dealer shall advise the Auction Agent of such transfer. If the Notes of any Class are no longer represented by a Restricted Global Note, the Notes of such Class may be sold only in reliance on an applicable exemption from the registration requirements of the Securities Act.

         No service charge will be made for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Except in the limited circumstances described below, owners of beneficial interests in the Restricted Global Notes will not be entitled to receive physical delivery of definitive Notes. The Notes are not issuable in bearer form. See "SETTLEMENT AND CLEARING."

         NONE OF THE ISSUER, THE INSURER, THE SELLER, THE SERVICER, THE ELIGIBLE LENDER TRUSTEE, THE INDENTURE TRUSTEE OR THE PLACEMENT AGENT WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY PARTICIPANTS OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT, (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL AMOUNT OF OR INTEREST ON THE NOTES, (3) THE DELIVERY BY ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO NOTEHOLDERS OR (4) ANY OTHER ACTION TAKEN BY DTC AS THE NOTEHOLDER.

DEFINITIVE NOTES

         The Notes will be issued in fully registered, certificated form ("Definitive Notes") to Noteholders or their respective nominees, rather than to DTC or its nominee, only if (i) the Issuer advises the Indenture Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Notes and the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default, Noteholders representing at least a majority of the outstanding principal amount of the Notes advise the Indenture Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to the Notes is no longer in the best interest of the holders of such Notes.

         Upon the occurrence of any event described in the immediately preceding paragraph, the Indenture Trustee will be required to notify all Noteholders through Participants of the availability of Definitive Notes. Upon surrender by DTC of the Definitive Notes representing the corresponding Notes and receipt of instructions for re-registration, the Indenture Trustee will reissue such Notes as Definitive Notes to the Noteholders.

         Distributions of principal of, and interest on, such Definitive Notes will thereafter be made by the Indenture Trustee in accordance with the procedures set forth in the Indenture directly to holders of Definitive Notes in whose names the Definitive Notes were registered at the close of business on the applicable Record Date specified for the Notes. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the Indenture Trustee. The final payment on any such Definitive Note, however, will be made only upon presentation and surrender of such Definitive Note at the office or agency specified in the notice of final distribution to applicable Noteholders.

         Definitive Notes will be transferable and exchangeable at the offices of the Indenture Trustee or of a registrar named in a notice delivered to holders of Definitive Notes. No service charge will be imposed for any registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

REPORTS TO NOTEHOLDERS

         On or about each Fee Remittance Date, the Indenture Trustee will provide to Noteholders of record as of the related Record Date a statement setting forth substantially the same information as is required to be provided on the periodic report provided to the Indenture Trustee and the Issuer described under "THE TRANSFER AND SERVICING AGREEMENTS--Statements to Indenture Trustee and Issuer." The statements provided to Noteholders will not constitute financial statements prepared in accordance with generally accepted accounting principles.

         Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Notes, the Indenture Trustee will mail to each person who at any time during such calendar year was a Noteholder and received any payment thereon, a statement containing certain information for the purposes of such Noteholder's preparation of federal income tax returns. See "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES."

THE INDENTURE

         MODIFICATION OF INDENTURE. With the consent of the Insurer (or in the event of an Insurer Default, the holders of not less than 66 2/3% of the outstanding Notes), the Indenture Trustee and the Issuer may execute a supplemental indenture to add provisions to, or change in any manner or eliminate any provisions of, the Indenture with respect to the Notes, or to modify (except as provided below) in any manner the rights of the related Noteholders. An "Insurer Default"


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
means (i) the occurrence of certain events of bankruptcy with respect to the Insurer or (ii) the occurrence of a failure by the Insurer to make an Insured Payment in accordance with the applicable Insurance Policy.

         Without the consent of the holder of each such outstanding Note affected thereby, however, no supplemental indenture will (i) change the Final Scheduled Payment Date of any Note or the principal payments or interest payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof, or reduce the principal amount thereof or the Note Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (ii) reduce the percentage of the outstanding Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of the Indenture or the Events of Default and their consequences, or for any act of Noteholders, (iii) modify any of the provisions of the section of the Indenture concerning amendments to the Indenture and supplemental indentures except to increase any percentage or fraction set forth therein or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected thereby, (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Issuer, the Seller, an affiliate of either of them or any obligor on such Notes, (v) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Indenture trust estate or terminate the lien of the Indenture on any property at any time subject to the Indenture or deprive any Noteholder of the security afforded by the lien of the Indenture or (vi) result in a taxable event to any Class of Noteholders.

         The Issuer and the Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of Noteholders but with prior written consent from the Insurer (so long as no Insurer Default has occurred), for the purpose of (i) adding to the covenants of the Issuer for the benefit of the Noteholders, or surrendering any right or power conferred upon the Issuer in the Indenture, (ii) curing any ambiguity, correcting or supplementing any provision of the Indenture which may be inconsistent with any other provision of the Indenture, (iii) correcting or amplifying the description of any property at any time subject to the lien of the Indenture, or to better assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, (iv) to evidence and provide for the acceptance of the appointment of a successor Indenture Trustee or (v) add, change or eliminate any other provision of the Indenture; provided, such action will not materially and adversely affect the interests of the Noteholders in any material respect.

         EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. An "Event of Default" under the Indenture will consist of the following: (i) without taking into account any payments under the Insurance Policy, a default for two days or more in the payment of any interest (excluding any Noteholders' Interest Basis Carryover) on any Note after the same becomes due and payable; (ii) a default in the payment of the remaining principal balance of the Notes on the Final Scheduled Payment Date; (iii) a default for three Business Days or more in the payment of any installment of the principal of any Note when the same becomes due and payable and when Available Funds are sufficient to make such payment;
(iv) a default in any material respect in the observance or performance of any covenant or agreement of the Issuer made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding; provided, however, that if the Issuer demonstrates that it is making a good-faith attempt to cure such default, such 30-day period may be extended by the Indenture Trustee (with the prior consent of the Insurer) to 90 days; (v) any representation or warranty made by the Issuer in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material adverse respect as of the time made, and such breach not having been cured within 45 days after notice thereof is given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding; provided, however, that if the Issuer demonstrates that it is making a good-faith attempt to cure such breach, such 45-day period may be extended by the Indenture Trustee (with the prior consent of the Insurer) to 90 days; or (vi) certain events of bankruptcy, insolvency, receivership or liquidation of the Issuer.

         If an Event of Default should occur and be continuing with respect to the Notes, the Indenture Trustee may, with the consent of the Insurer, or shall, at the direction of the Insurer, declare the principal of such Notes to be immediately due and payable.

         If the Notes have been declared to be due and payable following an Event of Default with respect thereto, the Indenture Trustee shall, to the extent so directed by the Insurer, either sell the Financed Student Loans or have the Issuer (and Eligible Lender Trustee) maintain possession of the Financed Student Loans and continue to apply collections with respect to such Financed Student Loans as if there had been no declaration of acceleration; provided, that, if an Event of Default has occurred and is continuing, all distributions in respect of principal will be allocated between the Class A-1, Class A-2, Class A-3 and Class A-4 Notes pro rata based on the outstanding principal amount of each such Class. See "--Distributions of Principal" above.

         Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, if an Event of Default should occur and be continuing, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Insurer will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee and may waive any default with respect thereto.

         No holder of Notes will have the right to institute any proceeding with respect to the Indenture, unless (i) such holder previously has given to the Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes have requested in writing that the Indenture Trustee institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request, (iv) the Indenture Trustee has for 60 days failed to institute such proceeding, (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes and (vi) the Insurer shall have given its prior written consent.


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
Notwithstanding the foregoing, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (and, to the extent remaining Available Funds in accordance with the priority of allocation thereof are sufficient for the payment thereof, of any Noteholders' Interest Basis Carryover) on such Note on or after the respective due dates thereof expressed in such Note or in the Indenture (or any date fixed for redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         In addition, the Indenture Trustee and the Noteholders will covenant that they will not at any time institute against the Issuer any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

         With respect to the Issuer, none of the Indenture Trustee, the Insurer, AMS, the Issuer, the Servicer or the Eligible Lender Trustee in its individual capacity, nor any holder of a Note representing an interest in the assets of the Issuer, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, successors or assigns will, in the absence of an express agreement to the contrary (including in the case of the Insurer, except as provided in the Insurance Policy), be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Issuer contained in the Indenture.

         CERTAIN COVENANTS. The Indenture will provide that the Issuer may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States of America and any state, (ii) such entity expressly assumes the Issuer's obligation to make due and punctual payments upon the Notes and the performance or observance of every agreement and covenant of the Issuer under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Insurer has consented to such action and (v) the Issuer has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse federal tax consequence to the Issuer or to any Noteholder.

         The Issuer will not, among other things, (i) except as expressly permitted by the Indenture, the Purchase and Contribution Agreement, the Insurance Policy and the Servicing Agreement or certain related documents (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of its assets securing the Notes, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon the Issuer, (iii) except as contemplated by the Related Documents, dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Issuer or any part thereof, or any interest therein or the proceeds thereof, except as expressly permitted by the Related Documents.

         The Issuer may not engage in any activity other than as specified herein. The Issuer will not incur, assume or guarantee any indebtedness with respect to the collateral securing the Notes other than indebtedness incurred pursuant to the Notes and the Indenture or otherwise in accordance with the Related Documents.

         QUARTERLY COMPLIANCE STATEMENT. The Issuer will be required to file quarterly with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

         SATISFACTION AND DISCHARGE OF INDENTURE. The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all the Notes and the return of the Insurance Policy to the Insurer for cancellation and payment of all amounts due to the Insurer, or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all the Notes and payment of all amounts owed to the Insurer.

        THE INDENTURE TRUSTEE. The Indenture Trustee will be Bank One, National Association. The Indenture Trustee may resign at any time by giving 90 days written notice to the Issuer, the Insurer and the Noteholders, in which event the Issuer will be obligated to appoint a successor trustee for the Notes. The Insurer or a majority of the Noteholders with the consent of the Insurer, may also remove any Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the Indenture or if such Indenture Trustee becomes insolvent. In such circumstances, the Issuer will be obligated to appoint a successor trustee for the Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for the Notes will not become effective until acceptance of the appointment by the successor trustee.

INTEREST RATE SWAP AGREEMENTS

         As permitted by the terms of the Indenture, the Issuer may enter into one or more Swap Agreements with one or more Swap Counterparties in connection with the Notes. Pursuant to the Indenture, no Swap Agreement may be entered into by the Issuer unless the Indenture Trustee first receives the consent of the Insurer, which consent shall not be unreasonably withheld.

         "Swap Agreement" means an interest rate exchange agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case only upon receipt of (a) a Rating Confirmation and (b) the approval of the Insurer, for the purpose of converting in whole or in part the Issuer's interest rate liability on all or a portion of the Notes to a fixed or variable rate liability (including converting a variable rate liability to a different variable rate liability).

         "Swap Counterparty" means any Person (approved by the Insurer, which approval shall not be unreasonably withheld) with whom the Issuer shall, from time to time, enter into a Swap Agreement.

               CERTAIN INFORMATION REGARDING THE INSURANCE POLICY
                                 AND THE INSURER

         The following information has been supplied by MBIA Insurance Corporation (the "Insurer") for inclusion in this Offering Memorandum. The Insurer does not accept any responsibility for the accuracy or completeness of this Offering Memorandum or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the insurance policy and the Insurer set forth under the heading "CERTAIN INFORMATION REGARDING THE INSURANCE POLICY AND THE INSURER" herein. Additionally, the Insurer makes no representation regarding the Notes or the advisability of investing in the Notes.

         The Insurer, in consideration of the payment of a premium and subject to the terms of the Insurance Policy, thereby unconditionally and irrevocably guarantees to any Noteholder that an amount equal to each full and complete Insured Payment will be received from the Insurer by the trustee or its successors, as trustee for the Noteholders, on behalf of the Noteholders, for distribution by the trustee to each Noteholder of that Noteholder's proportionate share of the Insured Payment.

         The Insurer's obligations under the Insurance Policy, with respect to a particular Insured Payment, will be discharged to the extent funds equal to the applicable Insured Payment are received by the trustee, whether or not those funds are properly applied by the trustee. Insured Payments will be made only at the time set forth in the Insurance Policy, and no accelerated Insured Payments will be made regardless of any acceleration of the Notes, unless the acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, the Insurance Policy does not cover shortfalls, if any, attributable to the liability of the trust or the trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).

         The Insurer will pay any Insured Payment that is a Preference Amount on the business day following receipt on a business day by the Insurer's fiscal agent of the following:

         o a certified copy of the order requiring the return of a preference payment;

         o an opinion of counsel satisfactory to the Insurer that the order is final and not subject to appeal;

         o an assignment in a form that is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Noteholder relating to or arising under the Notes against the debtor which made the preference payment or otherwise with respect to the preference payment; and

         o appropriate instruments to effect the appointment of the Insurer as agent for the Noteholder in any legal proceeding related to the preference payment, which instruments are in a form satisfactory to the Insurer;

provided that if these documents are received after 12:00 p.m., New York time, on that business day, they will be deemed to be received on the following business day. Payments by the Insurer will be disbursed to the receiver or the trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless the


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
Noteholder has returned principal or interest paid on the Notes to the receiver or trustee in bankruptcy, in which case that payment will be disbursed to the Noteholder.

         The Insurer will pay any other amount payable under the Insurance Policy no later than 12:00 p.m., New York time, on the later of the Payment Date on which the related Deficiency Amount is due or the third business day following receipt in New York, New York on a business day by State Street Bank and Trust Company, N.A., as fiscal agent for the Insurer or any successor fiscal agent appointed by the Insurer of a notice from the trustee specifying the Insured Payment which is due and owing on the applicable Payment Date, provided that if the notice is received after 12:00 p.m., New York time, on that business day, it will be deemed to be received on the following business day. If any notice received by the Insurer's fiscal agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Insurance Policy, it will be deemed not to have been received by the Insurer's fiscal agent for the purposes of this paragraph, and the Insurer or the fiscal agent, as the case may be, will promptly so advise the trustee and the trustee may submit an amended notice.

         Insured Payments due under the Insurance Policy, unless otherwise stated therein, will be disbursed by the Insurer's fiscal agent to the trustee, on behalf of the Noteholders, by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the trustee for the payment of the Insured Payment and legally available therefor.

         The fiscal agent is the agent of the Insurer only and the fiscal agent will in no event be liable to Noteholders for any acts of the fiscal agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under the insurance policy.

         Subject to the terms of the Indenture, the Insurer will be subrogated to the rights of each Noteholder to receive payments under the Notes to the extent of any payment by the Insurer under the Insurance Policy.

         As used in the Insurance Policy, the following terms shall have the following meanings:

         "Available Funds" means, with respect to each class of Notes, solely with respect to Required Distributions for such class, for any Payment Date, the Available Funds for such class, for the immediately preceding Fee Remittance Date plus any amounts available from the Reserve Account for such class less all amounts allocated pursuant to the Indenture in respect of the Servicing Fee, the Trustee Fees, the Auction Agent Fee, the Broker-Dealer Fees and the Policy Premium, including any such amounts that are overdue.

         "Deficiency Amount" means, with respect to each class of Notes, the excess, if any, of the Required Distribution for such class over, in the case of any Payment Date or the Final Scheduled Payment Date for such class of Notes, the Available Funds for such class for such date.

         "Insured Payment" means, with respect to each class of Notes, (i) as of any Fee Remittance Date, any Deficiency Amount for such class of Notes and (ii) any Preference Amount for such class of Notes.

         "Owner" means each Noteholder who, on the applicable Payment Date is entitled under the terms of the applicable Notes to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner of the Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Required Distribution" means for the Insurance Policy and (i) any Payment Date prior to the Final Scheduled Payment Date, an amount equal to the sum of the Class A-1 Noteholders' Interest Distribution Amount, Class A-2 Noteholders' Interest Distribution Amount, Class A-3 Noteholders' Interest Distribution Amount and Class A-4 Noteholders' Interest Distribution Amount, as applicable, plus the Subordination Deficit, if any, and (ii) for the Final Scheduled Payment Date (whether as scheduled or if accelerated after an Event of Default) with respect to the Notes, an amount equal to the sum of the Noteholders' Interest Distribution Amount and the outstanding Note Principal Amount.

         Capitalized terms used in the Insurance Policy and not otherwise defined in the Insurance Policy shall have the meanings set forth in the Indenture as of the date of execution of the Insurance Policy, without giving effect to any subsequent amendment or modification to the Indenture unless such amendment or modification has been approved in writing by the Insurer.

         The insurance policy is not cancelable for any reason. The premium on the insurance policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Notes.

         The insurance policy is being issued under and pursuant to, and will be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         THE INSURANCE PROVIDED BY THE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

THE INSURER

         MBIA Insurance Corporation (the "Insurer") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company ("MBIA Inc."). MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and is subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has three branches, one in the Republic of France, one in the Republic of Singapore and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for specified periods of time.

FINANCIAL INFORMATION ABOUT THE INSURER

         The following documents filed by MBIA Inc. with the Securities and Exchange Commission are incorporated herein by reference:

         o MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000;

         o MBIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001; and

         o        the report on Form 8-K filed by MBIA Inc. on January 30, 2001.

         Any documents filed by MBIA Inc. pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Offering Memorandum and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this Offering Memorandum and to be a part hereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Offering Memorandum, shall be deemed to be modified or superseded for purposes of this Offering Memorandum to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offering Memorandum.

         The consolidated financial statements of the Insurer, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2000, and the consolidated financial statements of the Insurer and its subsidiaries as of September 30, 2001 and for the nine month period ended September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2001, are hereby incorporated by reference into this Offering Memorandum and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Offering Memorandum to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offering Memorandum.

         All financial statements of the Insurer and its subsidiaries included in documents filed by MBIA Inc. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Offering Memorandum and prior to the termination of the offering of the Notes shall be deemed to be incorporated by reference into this Offering Memorandum and to be a part hereof from the respective dates of filing those documents.

         MBIA Inc. files annual, quarterly and special reports, information statements and other information with the Securities and Exchange Commission under File No. 1-9583. Copies of the Securities and Exchange Commission filings including

         o MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000,

         o MBIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and

         o        the report on Form 8-K filed by MBIA Inc. on January 30, 2001 are available

         o over the Internet at the Securities and Exchange Commission's web site at http://www.sec.gov;

         o at the Securities and Exchange Commission's public reference room in Washington, D.C.;

         o over the Internet at MBIA Inc.'s web site at http://www.mbia.com; and

         o at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is
(914) 273-4545.

         The tables below present selected financial information of the Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities and generally accepted accounting principles:


                                                                       STATUTORY ACCOUNTING PRACTICES
                                                               -----------------------------------------------
                                                               December 31, 2000            September 30, 2001
                                                               -----------------            ------------------
                                                                   (Audited)                   (Unaudited)
                                                                                (In millions)
Admitted Assets......................................                $7,627                       $8,463
Liabilities..........................................                 5,245                        6,049
Capital and Surplus..................................                 2,382                        2,414

                                                                  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                                                               -----------------------------------------------
                                                               December 31, 2000            September 30, 2001
                                                               -----------------            ------------------
                                                                   (Audited)                   (Unaudited)
                                                                                (In millions)
Assets...............................................                $8,450                       $9,505
Liabilities..........................................                 3,642                        4,252
Shareholder's Equity.................................                 4,808                        5,253

FINANCIAL STRENGTH RATINGS OF THE INSURER

         Moody's Investors Service, Inc. rates the financial strength of the Insurer "Aaa."

         Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., rates the financial strength of the Insurer "AAA."

         Fitch rates the financial strength of the Insurer "AAA."

         Each rating of the Insurer should be evaluated independently. The ratings reflect each respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Notes, and the ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Notes. The Insurer does not guaranty the market price of the Notes nor does it guaranty that the ratings on the Notes will not be revised or withdrawn.

                      THE TRANSFER AND SERVICING AGREEMENTS

GENERAL

         The following is a summary of certain terms of the Purchase and Contribution Agreement, pursuant to which the Issuer acquires the Financed Student Loans from the Seller, the Servicing Agreement pursuant to which the Servicer will service the Financed Student Loans, and the Indenture pursuant to which the Issuer will grant a security interest in the Financed Student Loans and certain other collateral to the Indenture Trustee and issue the Notes. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Purchase and Contribution Agreement, the Servicing Agreement and the Indenture.

SALE OF FINANCED STUDENT LOANS; REPRESENTATIONS AND WARRANTIES

         On the Closing Date, pursuant to the Purchase and Contribution Agreement the Issuer (or the Eligible Lender Trustee on behalf of the Issuer) will acquire the Initial Financed Student Loans from AMS (or the AMS Eligible Lender Trustee on behalf of the Seller) as seller, without recourse, including all collections received and to be received with respect thereto for the period on and after the Initial Cutoff Date. Each Initial Financed Student Loan will be identified in


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
schedules appearing as an exhibit to the Purchase and Contribution Agreement. The Issuer will, concurrently with such sale and assignment, execute, authenticate and deliver the related Notes. The net proceeds received from the sale of the Notes will be applied to the purchase of the Initial Financed Student Loans, the funding of the Reserve Account Initial Deposit for deposit into the Reserve Account, the payment of certain expenses and the funding of the Funding Account, with the remainder of such proceeds deposited into the Collection Account.

         THE FUNDING PERIOD. During the period from the Closing Date through the end of the Collection Period in June 30, 2002 (the "Funding Period"), pursuant to the Purchase and Contribution Agreement, the Issuer can use funds on deposit in an account (the "Funding Account") to purchase Additional Financed Student Loans from AMS (or the AMS Eligible Lender Trustee on behalf of the Seller) as seller, without recourse. The Funding Account and all proceeds thereof will be pledged to the Indenture Trustee for the benefit of the Noteholders. The purchase price for Additional Financed Student Loans purchased by the Issuer from the Seller shall be withdrawn from the Funding Account. It is expected that on the Closing Date the Issuer will deposit approximately $50,000,000 from the proceeds of the issuance of the Notes into the Funding Account. To the extent the amount remaining on deposit in the Funding Account at the end of the Funding Period exceeds $1,000,000 (after giving effect to any purchases of Additional Financed Student Loans on such date), such amount shall be used by the Issuer to repay principal on the Notes first by lot at random to the Class A-1 Notes until the aggregate principal balance thereof has been reduced to zero, then by lot at random to the Class A-2 Notes until the aggregate principal balance thereof has been reduced to zero, then by lot at random to the Class A-3 Notes until the aggregate principal balance thereof has been reduced to zero, and then by lot at random to the Class A-4 Notes until the aggregate principal balance thereof has been reduced to zero. To the extent the amount remaining is $1,000,000 or less, such amount will be deposited into the Collection Account.

         THE ACQUISITION PERIOD. During the period from the Closing Date through the end of the Collection Period in December 31, 2003 (the "Acquisition Period"), amounts received by the Issuer in respect of Collections and remaining after the payment of certain amounts described herein each month shall be deposited into the Acquisition Account and will be available to the Issuer for the purchase of Additional Financed Student Loans. Amounts remaining on deposit in the Acquisition Account at the end of the Acquisition Period shall be deposited into the Collection Account. Additionally, to the extent funds on deposit in the Acquisition Account remain unutilized for three consecutive calendar months, all amounts on deposit therein at the end of the third consecutive calendar month shall be used to redeem the Notes.

         In the Purchase and Contribution Agreement, AMS will make representations and warranties with respect to the Financed Student Loans, including, among other things, that (i) each Financed Student Loan, on the date on which it is transferred to the Issuer, is free and clear of all security interests, liens, charges and encumbrances and no offsets, defenses or counterclaims have been asserted or threatened; (ii) the information provided with respect to the Financed Student Loans is true and correct as of the applicable Cutoff Date; (iii) each Financed Student Loan, at the time it was originated, complied and, on the date on which it is transferred to the Issuer, complies in all material respects with applicable federal and state laws (including, without limitation, the Act) and applicable restrictions imposed by FFELP, or any Guarantee

Agreement; and (iv) each Financed Student Loan is the legal, valid and binding obligation of the related borrower.

         Following the discovery by or notice to the Seller of a breach of any representation or warranty with respect to any Financed Student Loan that materially and adversely affects the interests of the Noteholders in such Financed Student Loan (it being understood that any such breach that (i) with respect to the FFELP Loans does not affect any Federal Guarantor's obligation to guarantee payment of such Financed Student Loan and (ii) with respect to the Alternative Loans does not affect the obligation of the applicable guarantor under the TuitionGard Program to guarantee payment of such Financed Student Loan, will not be considered to have such a material adverse effect), the Seller will, unless such breach is cured within 30 days (or, at the sole discretion of the Insurer, 60 days), repurchase such Financed Student Loan from the Eligible Lender Trustee, or the Issuer, as applicable, as of the first Determination Date following the end of such 30 or 60-day period, at a price equal to (i) the unpaid principal balance owed by the applicable borrower thereon multiplied, prior to the Parity Date, by the Premium Percentage plus (ii) accrued interest on the unpaid principal balance to the day of repurchase (the "Purchase Amount"). The "Premium Percentage" will equal the percentage equivalent of the aggregate principal balance of the Notes divided by the Pool Balance. Alternatively, the Seller may, at its option, remit all or a portion of the Purchase Amount by substituting in the case of a FFELP Loan another FFELP Loan, and in the case of an Alternative Loan another Alternative Loan, any of which must meet certain criteria set forth in the Purchase and Contribution Agreement for the Financed Student Loan as to which the breach has occurred. In addition, the Seller will reimburse the Issuer for any accrued interest amounts that a Federal Guarantor refuses to pay pursuant to its Guarantee Agreement, or for any Interest Subsidy Payments and Special Allowance Payments that are lost or that must be repaid to the Department with respect to a Financed Student Loan as a result of a breach of any such representation or warranty by the Seller. The repurchase, substitution and reimbursement obligations of the Seller will constitute the sole remedy available to or on behalf of the Issuer and the Noteholders for any such uncured breach. The Seller's repurchase and reimbursement obligations are contractual obligations pursuant to the Purchase and Contribution Agreement that may be enforced against the Seller, but the breach of which will not constitute an Event of Default.

         To assure uniform quality in servicing and to reduce administrative costs, the Subservicer will be appointed custodian on behalf of the Servicer of the promissory notes representing the Financed Student Loans subserviced by it and any other related documents. The Seller's and the Servicer's records and computer systems will reflect the sale and assignment by the Seller of the Financed Student Loans to the Issuer, and UCC financing statements reflecting such sale and assignment will be filed by the Seller and the Issuer.

ACCOUNTS

         The Indenture Trustee will establish and maintain one or more accounts, in the name of the Indenture Trustee on behalf of the Noteholders, into which all payments made on or with respect to the Financed Student Loans will be deposited (the "Collection Account").

         In addition to the Collection Account, the Indenture Trustee will establish and maintain the Reserve Account, Funding Account, Acquisition Account, Class A-1 Distribution Account, Class A-2 Distribution Account, Class A-3 Distribution Account and Class A-4 Distribution Account in the name of the Indenture Trustee on behalf of the Noteholders.

         Funds in the Collection Account, the Reserve Account, the Funding Account, Acquisition Account, Class A-1 Distribution Account, Class A-2 Distribution Account, Class A-3 Distribution Account and Class A-4 Distribution Account and any other trust accounts (collectively, the "Trust Accounts") will be invested as provided in the Indenture in Eligible Investments. "Eligible Investments" are generally limited to investments acceptable to the Rating Agencies and the Insurer as being consistent with the rating of the Notes. Eligible Investments are limited to obligations or securities that mature not later than the Business Day immediately preceding the next applicable Payment Date. Investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), will be deposited in the Collection Account on each applicable Payment Date and will be treated as collections of interest on the related Financed Student Loans.

         The Trust Accounts will be maintained as Eligible Deposit Accounts. "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with an Eligible Institution. "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Insurer, Moody's and Fitch or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Insurer, Moody's and Fitch and
(ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

SERVICING PROCEDURES

         Pursuant to the Servicing Agreement, the Servicer will agree to service, and perform all other related tasks with respect to, the Financed Student Loans.

         The Servicer is required pursuant to the Servicing Agreement to perform all services and duties customary to the servicing of Financed Student Loans (including all collection practices), and to do so in the same manner as a reasonable servicer servicing FFELP Loans or the Alternative Loans, as the case may be, for its own account and to do so in compliance with, and to otherwise comply with, the Guarantee Agreements, all other applicable federal and state laws and with respect to the FFELP Loans, and all standards and procedures provided for in the Act.

         Without limiting the foregoing, the duties of the Servicer under the Servicing Agreement include, but are not limited to, the following: collecting and depositing into the Collection Account all payments with respect to the Financed Student Loans, including claiming and obtaining any Guarantee Payments, any Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans entitled thereto, responding to inquiries from borrowers on the Financed Student Loans, investigating delinquencies and sending out statements and payment coupons. In addition, the Servicer will keep ongoing records with respect to such Financed Student Loans and collections thereon and will furnish quarterly and annual statements with respect to such information to the Issuer, as required in the Servicing Agreement.

         The Servicer may perform all or any of its servicing obligations under the Servicing Agreement through subservicing agreements with affiliated or unrelated third-party loan servicers. Accordingly, the Servicer has retained one Subservicer to perform the actual servicing functions with respect to the Financed Student Loans. As of the Initial Cutoff Date, Sallie Mae Servicing LP will subservice the Financed Student Loans. The Servicer will monitor and supervise the performance by the Subservicer of its servicing activities and will be responsible for the servicing of the Financed Student Loans in accordance with the provisions of the Servicing Agreement to the same extent as if it were servicing them directly. The Servicing Agreement will further provide that the Servicer may not remove the Subservicer, consent to a successor Subservicer or assume the Subservicer's obligations with respect to the Financed Student Loans without the prior written approval of the Insurer.

PAYMENTS ON FINANCED STUDENT LOANS

         The Servicer will deposit all payments on Financed Student Loans and all proceeds of Financed Student Loans received by it during each Collection Period into the Collection Account within two business days of receipt. The Eligible Lender Trustee will deposit all Interest Subsidy Payments and all Special Allowance Payments with respect to the Financed Student Loans received by it during each Collection Period into the Collection Account within two business days of receipt thereof. In addition, the Issuer shall deposit to the Collection Account no later than the close of business on each Determination Date the aggregate Purchase Amounts payable by the Seller or the Servicer.

SERVICER COVENANTS

         In the Servicing Agreement, the Servicer will covenant that: (a) it will duly satisfy all obligations on its part to be fulfilled under or in connection with the Financed Student Loans, maintain in effect all qualifications required in order to service the Financed Student Loans and comply in all material respects with all requirements of law in connection with servicing the Financed Student Loans, the failure to comply with which would have a materially adverse effect on the Noteholders; (b) it will not permit any rescission or cancellation of a Student Loan except as ordered by a court of competent jurisdiction or other government authority or as otherwise consented to by the Eligible Lender Trustee and the Indenture Trustee; (c) it will do nothing to impair the rights of the Noteholders in the Financed Student Loans; and (d) it will not reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable Deferral or Forbearance Periods or otherwise in accordance with its guidelines for servicing Financed Student Loans in general and those of the Seller in particular and any applicable FFELP or Federal Guarantor requirements.

         Under the terms of the Servicing Agreement, if the Issuer or the Servicer discovers, or receives written notice, that any covenant of the Servicer set forth above has not been complied with in all material respects and such noncompliance has not been cured within 30 days (or, in the sole discretion of the Insurer, 60 days) thereafter and has a materially adverse effect on the interest of the Noteholders in any Financed Student Loan, unless such breach is cured or unless the Seller is otherwise required to purchase the related Financed Student Loan as a result of a breach of the Seller's warranties in the Purchase and Contribution Agreement, the Servicer will be obligated to purchase or arrange for the purchase of such Financed Student Loan as of the first Determination Date following the end of such 30 or 60-day period (it being understood in the Servicing Agreement that any such breach that does not affect any Federal Guarantor's obligation to make Guarantee Payments with respect to the related Financed Student Loan will not be considered to have a material adverse effect for this purpose). In that event, the Servicer will be obligated to arrange to be deposited into the Collection Account an amount equal to the Purchase Amount of such Financed Student Loan and the Issuer's interest in any such purchased Financed Student Loan will be automatically assigned to the Servicer or its designee. Upon such assignment, the Servicer or its designee will be entitled to all payments made on such Financed Student Loan. In addition, the Servicer will reimburse the Issuer for any accrued interest amounts that a Federal Guarantor refuses to pay pursuant to its Guarantee Agreement, or for any prior Interest Subsidy Payments and Special Allowance Payments that are lost or that must be repaid to the Department with respect to a Financed Student Loan as a result of a breach of any such covenant of the Servicer.

SERVICING COMPENSATION

         Under the Indenture and Servicing Agreement, the Servicer will be entitled to receive from the Issuer monthly on each Fee Remittance Date a servicing fee (the "Servicing Fee") in an amount generally equal to the product of (i) one-twelfth of 0.75% times (ii) the aggregate principal balance of the Financed Student Loans as of the close of business on the last day of the second preceding Collection Period.

         The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Fee Remittance Dates) will be payable on each Fee Remittance Date and will be paid solely out of Available Funds. The Servicer will be responsible for all fees and any other amounts owed to the Subservicer under the Subservicing Agreement.

EVIDENCE AS TO COMPLIANCE

         The Servicing Agreement will provide that a firm of independent public accountants will furnish to the Issuer, the Insurer and Indenture Trustee annually within 90 days of the end of the Servicer's regular calendar year audit period, a statement (based on the examination of certain documents and records and on such accounting and auditing procedures considered appropriate under the circumstances) as to compliance by the Servicer during the preceding twelve months (or, in the case of the first such certificate, the period from the applicable Closing Date) with all applicable standards under the Servicing Agreement relating to the servicing of Financed Student Loans, the Servicer's accounting records and computer files with respect thereto and certain other matters.

         The Servicing Agreement will also provide for delivery to the Issuer, the Insurer and Indenture Trustee, concurrently with the delivery of each statement of compliance referred to above, of a certificate signed by an officer of the Servicer stating that, to his knowledge, the Servicer has fulfilled its obligations under the Servicing Agreement throughout the preceding twelve months (or, in the case of the first such certificate, the period from the applicable Closing

Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Servicer will agree to give the Issuer, the Indenture Trustee and Eligible Lender Trustee notice of Servicer Defaults under the Servicing Agreement.

         Copies of such statements and certificates may be obtained by Noteholders by a request in writing addressed to the Issuer.

CERTAIN MATTERS REGARDING THE SERVICER

         The Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as the Servicer thereunder, except upon determination that the Servicer's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's servicing obligations and duties under the Servicing Agreement.

         The Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the Issuer or the Noteholders for taking any action or for refraining from taking any action pursuant to the Servicing Agreement, or for errors in judgment; provided, however, that, with respect to the Servicing Agreement, neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of the Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, the Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under the Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability. The Servicing Agreement will, however, provide that the Servicer may undertake any reasonable action that it deems necessary or desirable in respect of the Servicing Agreement and the interests of the Noteholders.

         Under the circumstances specified in the Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer, which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under the Servicing Agreement.

SERVICER DEFAULT

         "Servicer Default" under the Servicing Agreement will occur in the event of (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any required payment, which failure continues unremedied for five business days after written notice from the Indenture Trustee or the Issuer is received by the Servicer or after discovery by the Servicer, (b) any failure by the Servicer to observe or perform in any material respect any other covenant or agreement of the Servicer under the Servicing Agreement which failure continues unremedied for a period of 45 days (or for a longer period, not in excess of 90 days, if the Indenture Trustee and the Insurer reasonably believe such failure is susceptible to cure within such longer period) after the date notice is provided to the Servicer by the Indenture Trustee or the Insurer or by the holders of at least 25% in principal amount of the Notes then


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
outstanding, (c) any limitation, suspension or termination by the Department of the Servicer's eligibility to service FFELP Loans which materially and adversely affects its ability to service the Financed Student Loans, (d) an Insolvency Event with respect to the Servicer occurs or (e) a third party audit of the Servicer required under the Servicing Agreement is not performed or discloses a violation has occurred that has a material adverse effect on the ability of the Servicer to service the Financed Student Loans. "Insolvency Event" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

RIGHTS UPON SERVICER DEFAULT

         As long as a Servicer Default under the Servicing Agreement remains unremedied, the Indenture Trustee, the Insurer or holders of Notes evidencing not less than 75% in principal amount of the then outstanding Notes with the consent of the Insurer may terminate all the rights and obligations of the Servicer under the Servicing Agreement, whereupon a successor servicer appointed by the Indenture Trustee or the Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the Servicing Agreement, and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and a Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent the Indenture Trustee or the Noteholders from effecting such a transfer. In the event that the Indenture Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of a successor whose regular business includes the servicing of FFELP Loans and Alternative Loans. The Indenture Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Servicer under the Servicing Agreement, unless such compensation arrangements are consented to by the Insurer and will not result in a downgrading of the Notes by any Rating Agency. In the event a Servicer Default occurs and is continuing, the Indenture Trustee, the Issuer or the Noteholders, as described above, may remove the Servicer, without the consent of the Issuer.

WAIVER OF PAST SERVICER DEFAULTS

         The Insurer, or if an Insurer Default has occurred and is continuing, the Noteholders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes, may waive any default by the Servicer in the performance of its obligations under the Servicing Agreement and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with the Servicing Agreement. Therefore, the Insurer will have the ability, except as noted above, to waive defaults by a Servicer. No such waiver will impair the Insurer's or Noteholders' rights with respect to subsequent defaults.

DISTRIBUTIONS

         DEPOSITS TO COLLECTION ACCOUNT. The Servicer shall be instructed to remit all Collections received by it in accordance with the Servicing Agreement to the Collection Account for deposit


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
therein no later than the close of business on the second Business Day after receipt thereof. In addition, the Issuer shall deposit into the Collection Account no later than the close of business on each Determination Date the aggregate Purchase Amounts received by the Issuer from the Seller. If the Issuer shall receive any written statement from the Servicer stating that any amount previously paid by the Servicer to the Indenture Trustee or Issuer and deposited into the Collection Account was so paid and deposited into the Collection Account in error, the Issuer, if it shall concur as to the truth of such statement, shall forward to the Indenture Trustee in writing, together with such security or indemnity as may be required by it to hold the Indenture Trustee harmless, a copy of such written statement from the Servicer, along with an instruction to the Indenture Trustee to withdraw such amount from the Collection Account and pay such amount to the Servicer. Following receipt from the Issuer of the Servicer's statement and the written instructions set forth in the preceding sentence, so long as no Event of Default shall have occurred and be continuing, the Indenture Trustee shall withdraw such amount from the Collection Account and pay such amount to the Servicer.

         "Collections" means (i) all funds which are received by the Issuer, the Servicer or the Indenture Trustee from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, all Interest Subsidy Payments, Special Allowance Payments, payments under Guarantee Agreements, finance charges, interest and all other charges in respect of the Financed Student Loans, and all proceeds (net of expenses) of the liquidation of defaulted Financed Student Loans ("Liquidated Financed Student Loans")) or applied to such amounts owed by such Obligors, net of all amounts required by the Act to be paid to the Department, with respect to the Financed Student Loans for the related Collection Period, (ii) all funds received pursuant to the Servicing Agreement, including all payments representing the Purchase Amount in respect of any purchased Financed Student Loan, (iii) all funds, including any Purchase Amounts for Financed Student Loans repurchased by the Seller, received by the Issuer, the Indenture Trustee or the Servicer pursuant to the Purchase and Contribution Agreement or from any other source in respect of the Financed Student Loans (iv) all net amounts received by the Issuer from a Swap Counterparty under any Swap Agreement with respect to the related Collection Period and (v) any other monies deposited into the Collection Account.

         On or about the fifth Business Day prior to each Fee Remittance Date (the "Determination Date"), the Servicer will provide the Indenture Trustee with certain information with respect to the preceding Collection Period including the amount of Available Funds received with respect to the Financed Student Loans including the aggregate Purchase Amounts relating to the Financed Student Loans to be repurchased by the Seller or to be purchased by the Servicer.

         "Collection Period" means, initially the period beginning on the Initial Cutoff Date and ending February 28, 2002, and thereafter with respect to any Fee Remittance Date or Auction Date, the preceding calendar month.

         For purposes hereof, the term "Available Funds" means, with respect to each Fee Remittance Date and the related Collection Period, (a) all Collections received with respect to the related Collection Period and (b) all Investment Earnings realized on amounts on deposit in all of the accounts since the preceding Fee Remittance Date.


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

         DISTRIBUTIONS FROM COLLECTION ACCOUNT. Amounts on deposit on any Fee Remittance Date in the Collection Account representing Available Funds received during or with respect to the related Collection Period shall be withdrawn from the Collection Account on such Fee Remittance Date as specified below no later than 11:00 a.m. (New York City time), in the amounts required, and applied in the following order of priority, in each case to the extent of Available Funds remaining after application of each clause representing a higher priority:

                  first, an amount equal to the Policy Premium then due, if any, pursuant to the Insurance Agreement shall be paid to the Insurer on such Fee Remittance Date;

                  second, an amount equal to the sum of (i) the Servicing Fee for the Financed Student Loans with respect to such Fee Remittance Date, plus any overdue Servicing Fees, (ii) the Eligible Lender Trustee's Fees with respect to such Fee Remittance Date, plus any overdue Eligible Lender Trustee's Fees, (iii) the Indenture Trustee's Fees with respect to such Fee Remittance Date, plus any overdue Indenture Trustee's Fees, (iv) the Auction Agent Fee with respect to such Fee Remittance Date plus any overdue Auction Agent Fee and (v) the Broker-Dealer Fee with respect to such Fee Remittance Date, plus any overdue Broker-Dealer Fee, shall in each case be paid to the Servicer, the Eligible Lender Trustee (in the case of the Eligible Lender Trustee's Fee), the Indenture Trustee (in the case of the Indenture Trustee's Fee), the Auction Agent (in the case of the Auction Agent
         Fee) and the Broker-Dealer (in the case of the Broker-Dealer Fee), pari passu (based on the ratio of each such amount to the total of such amounts), on such Fee Remittance Date;

                  third, (i) an amount equal to the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Class A-3 Noteholders' Interest Distribution Amount and the Class A-4 Noteholders' Interest Distribution Amount shall be deposited into the Class A-1 Distribution Account, the Class A-2 Distribution Account, the Class A-3 Distribution Account and the Class A-4 Distribution Account, respectively, pari passu (based on the ratio of each such amount to the total of such amounts) and shall be held in the respective Note Distribution Accounts for distribution on the applicable Payment Dates, and (ii) all net amounts, if any, due and owing a Swap Counterparty (other than any termination payments under the related Swap Agreement) shall be paid to the Swap Counterparty (such amounts to be deposited or paid, as the case may be, under (i) and (ii) of this clause third pari passu);

                  fourth, if the amount on deposit in the Reserve Account is less than the Specified Reserve Account Balance, an amount sufficient to cause the amount on deposit in the Reserve Account to equal the Specified Reserve Account Balance will be deposited into the Reserve Account;

                  fifth, (i) if such Fee Remittance Date occurs after the end of the Acquisition Period, an amount equal to the Noteholders' Principal Distribution Amount shall be deposited into the Class A-1 Distribution Account to be paid as a distribution of principal to the Class A-1 Noteholders until the Class A-1 Note Principal Amount shall be reduced to zero and thereafter shall be deposited in the Class A-2 Distribution Account to be paid as a distribution of principal to the Class A-2 Noteholders on the related Class A-2


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
         Payment Date until the Class A-2 Note Principal Amount shall be reduced to zero, and thereafter shall be deposited in the Class A-3 Distribution Account to be paid as a distribution of principal to the Class A-3 Noteholders on the related Class A-3 Payment Date until the Class A-3 Note Principal Amount shall be reduced to zero, and thereafter shall be deposited in the Class A-4 Distribution Account to be paid as a distribution of principal to the Class A-4 Noteholders on the related Class A-4 Payment Date until the Class A-4 Note Principal Amount shall be reduced to zero; and (ii) if an Event of Default has occurred and is continuing, all remaining Available Funds shall be allocated between the Class A-1, Class A-2, Class A-3 and Class A-4 Notes pro rata based on the outstanding principal amount of each Class and deposited into the Class A-1 Class A-2, Class A-3 and Class A-4 Distribution Accounts to be paid as distributions of principal on each Class of Notes until the outstanding principal balance of each Class of Notes has been reduced to zero;

                  sixth, an amount equal to any Insurer Reimbursement Amounts shall be set aside in the Collection Account and paid to the Insurer on such Fee Remittance Date;

                  seventh, an amount equal to the Class A-1 Noteholders' Interest Basis Carryover, Class A-2 Noteholders' Interest Basis Carryover, Class A-3 Noteholders' Interest Basis Carryover and Class A-4 Noteholders' Interest Basis Carryover shall be allocated to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, respectively, pari passu (based on the ratio of each such amount to the total of such amounts) and shall be distributed to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders on the related Payment Date;

                  eighth, an amount equal to any amounts due and owing to a Swap Counterparty (other than amounts paid in accordance with clause third above) shall be paid to the Swap Counterparty; and

                  ninth, any Available Funds remaining in the Collection Account after the distributions pursuant to clauses first through eighth above
         (1) on each Fee Remittance Date occurring during the Acquisition Period, shall be deposited into the Acquisition Account and used to purchase Additional Financed Student Loans from the Seller, and (2) on each Fee Remittance Date occurring after the Acquisition Period shall be paid to the Issuer free and clear of the lien of the Indenture on such Fee Remittance Date.

         For purposes hereof, the following terms have the following meanings:

         "Auction Agent Fee" means the fee payable to the Auction Agent as set forth in the Auction Agent Agreement.

         "Broker-Dealer Fee" means the fee payable to the Broker-Dealers as set forth in the Broker-Dealer Agreement.

         "Class A Note Principal Amount" means the sum of the Class A-1 Note Principal Amount, the Class A-2 Note Principal Amount, the Class A-3 Note Principal Amount and the Class A-4 Note Principal Amount.


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

         "Class A-1 Note Principal Amount" means with respect to the Class A-1 Notes at any time, the Class A-1 Original Note Principal Amount, less all payments in reduction of principal on the Class A-1 Notes that have actually been received by the Class A-1 Noteholders.

         "Class A-1 Noteholders' Distribution Amount" means, with respect to any Class A-1 Payment Date, the sum of (i) the Class A-1 Noteholders' Interest Distribution Amount for such Payment Date and (ii) the Noteholders' Principal Distribution Amount for the related Class A-1 Payment Date.

         "Class A-1 Noteholders' Interest Carryover Shortfall" means, with respect to any Class A-1 Payment Date, the excess, if any, of (i) the Class A-1 Noteholders' Interest Distribution Amount on the preceding Class A-1 Payment Date over (ii) the amount of interest actually distributed to the Class A-1 Noteholders on such preceding Class A-1 Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the interest rate borne by the Class A-1 Notes from such preceding Class A-1 Payment Date to the current Class A-1 Payment Date.

         "Class A-1 Noteholders' Interest Distribution Amount" means, (i) with respect to any Class A-1 Payment Date other than the initial Class A-1 Payment Date, the sum of (a) the amount of interest accrued at the Class A-1 Note Rate for the related Interest Period on the outstanding Class A-1 Note Principal Amount on the immediately preceding Class A-1 Payment Date after giving effect to all principal distributions to holders of Class A-1 Notes on such date and
(b) the Class A-1 Noteholders' Interest Carryover Shortfall for such Class A-1 Payment Date, (ii) with respect to the initial Class A-1 Payment Date, the amount of interest accrued at the Class A-1 Note Rate on the outstanding Class A-1 Note Principal Amount on the Closing Date from and including the Closing Date up to but excluding the initial Class A-1 Payment Date, and (iii) with respect to any Fee Remittance Date the sum of (a) the amount of interest accrued at the Class A-1 Note Rate on the outstanding Class A-1 Note Principal Amount on the immediately preceding Class A-1 Payment Date after giving effect to all principal distributions to holders of Class A-1 Notes on such date (or prior to the first Class A-1 Payment Date, on the Class A-1 Original Note Principal Amount) from and including for the initial Fee Remittance Date, the Closing Date and for each Fee Remittance Date thereafter, either (x) the immediately preceding Class A-1 Payment Date or (y) if no Class A-1 Payment Date has occurred since the immediately preceding Fee Remittance Date, from and including the current Fee Remittance Date to but excluding the earlier of (1) the immediately succeeding Class A-1 Payment Date and (2) the immediately succeeding Fee Remittance Date and (b) the Class A-1 Noteholders' Interest Carryover Shortfall for such Class A-1 Payment Date; provided, however, that the Class A-1 Noteholders' Interest Distribution Amount will not include any Class A-1 Noteholders' Interest Basis Carryover.

         "Class A-1 Original Note Principal Amount" means with respect to the Class A-1 Notes, the principal amount of the Class A-1 Notes on the Closing Date.

         "Class A-2 Note Principal Amount" means with respect to the Class A-2 Notes at any time, the Class A-2 Original Note Principal Amount, less all payments in reduction of principal on the Class A-2 Notes that have actually been received by the Class A-2 Noteholders.


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

         "Class A-2 Noteholders' Distribution Amount" means, with respect to any Class A-2 Payment Date, the sum of (i) the Class A-2 Noteholders' Interest Distribution Amount for such Payment Date and (ii) if the outstanding Class A-1 Note Principal Amount has been reduced to zero, the Noteholders' Principal Distribution Amount for the related Class A-2 Payment Date.

         "Class A-2 Noteholders' Interest Carryover Shortfall" means, with respect to any Class A-2 Payment Date, the excess, if any, of (i) the Class A-2 Noteholders' Interest Distribution Amount on the preceding Class A-2 Payment Date over (ii) the amount of interest actually distributed to the Class A-2 Noteholders on such preceding Class A-2 Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the interest rate borne by the Class A-2 Notes from such preceding Class A-2 Payment Date to the current Class A-2 Payment Date.

         "Class A-2 Noteholders' Interest Distribution Amount" means, (i) with respect to any Class A-2 Payment Date other than the initial Class A-2 Payment Date, the sum of (a) the amount of interest accrued at the Class A-2 Note Rate for the related Interest Period on the outstanding Class A-2 Note Principal Amount on the immediately preceding Class A-2 Payment Date after giving effect to all principal distributions to holders of Class A-2 Notes on such date and
(b) the Class A-2 Noteholders' Interest Carryover Shortfall for such Class A-2 Payment Date, (ii) with respect to the initial Class A-2 Payment Date, the amount of interest accrued at the Class A-2 Note Rate on the outstanding Class A-2 Note Principal Amount on the Closing Date from and including the Closing Date up to but excluding the initial Class A-2 Payment Date, and (iii) with respect to any Fee Remittance Date, the sum of (a) the amount of interest accrued at the Class A-2 Note Rate on the outstanding Class A-2 Note Principal Amount on the immediately preceding Class A-2 Payment Date after giving effect to all principal distributions to holders of Class A-2 Notes on such date (or, prior to the first Class A-2 Payment Date, on the Class A-2 Original Note Principal Amount) from and including for the initial Fee Remittance Date, the Closing Date and for each Fee Remittance Date thereafter, either (x) the immediately preceding Class A-2 Payment Date or (y) if no Class A-2 Payment Date has occurred since the immediately preceding Fee Remittance Date, from and including the current Fee Remittance Date to but excluding the earlier of (1) the immediately succeeding Class A-2 Payment Date and (2) the immediately succeeding Fee Remittance Date and (b) the Class A-2 Noteholders' Interest Carryover Shortfall for such Class A-2 Payment Date; provided, however, that the Class A-2 Noteholders' Interest Distribution Amount will not include any Class A-2 Noteholders' Interest Basis Carryover.

         "Class A-2 Original Note Principal Amount" means with respect to the Class A-2 Notes, the principal amount of the Class A-2 Notes on the Closing Date.

         "Class A-3 Note Principal Amount" means with respect to the Class A-3 Notes at any time, the Class A-3 Original Note Principal Amount, less all payments in reduction of principal on the Class A-3 Notes that have actually been received by the Class A-3 Noteholders.

         "Class A-3 Noteholders' Distribution Amount" means, with respect to any Class A-3 Payment Date, the sum of (i) the Class A-3 Noteholders' Interest Distribution Amount for such Payment Date and (ii) if the outstanding Class A-2 Note Principal Amount has been reduced to zero, the Noteholders' Principal Distribution Amount for the related Class A-3 Payment Date.


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
         "Class A-3 Noteholders' Interest Carryover Shortfall" means, with respect to any Class A-3 Payment Date, the excess, if any, of (i) the Class A-3 Noteholders' Interest Distribution Amount on the preceding Class A-3 Payment Date over (ii) the amount of interest actually distributed to the Class A-3 Noteholders on such preceding Class A-3 Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the interest rate borne by the Class A-3 Notes from such preceding Class A-3 Payment Date to the current Class A-3 Payment Date.

         "Class A-3 Noteholders' Interest Distribution Amount" means, (i) with respect to any Class A-3 Payment Date other than the initial Class A-3 Payment Date, the sum of (a) the amount of interest accrued at the Class A-3 Note Rate for the related Interest Period on the outstanding Class A-3 Note Principal Amount on the immediately preceding Class A-3 Payment Date after giving effect to all principal distributions to holders of Class A-3 Notes on such date and
(b) the Class A-3 Noteholders' Interest Carryover Shortfall for such Class A-3 Payment Date, (ii) with respect to the initial Class A-3 Payment Date, the amount of interest accrued at the Class A-3 Note Rate on the outstanding Class A-3 Note Principal Amount on the Closing Date from and including the Closing Date up to but excluding the initial Class A-3 Payment Date, and (iii) with respect to any Fee Remittance Date, the sum of (a) the amount of interest accrued at the Class A-3 Note Rate on the outstanding Class A-3 Note Principal Amount on the immediately preceding Class A-3 Payment Date after giving effect to all principal distributions to holders of Class A-3 Notes on such date (or prior to the first Class A-3 Payment Date, on the Class A-3 Original Note Principal Amount) from and including for the initial Fee Remittance Date, the Closing Date and for each Fee Remittance Date thereafter, either (x) the immediately preceding Class A-3 Payment Date or (y) if no Class A-3 Payment Date has occurred since the immediately preceding Fee Remittance Date, from and including the current Fee Remittance Date to but excluding the earlier of (1) the immediately succeeding Class A-3 Payment Date and (2) the immediately succeeding Fee Remittance Date and (b) the Class A-3 Noteholders' Interest Carryover Shortfall for such Class A-3 Payment Date; provided, however, that the Class A-3 Noteholders' Interest Distribution Amount will not include any Class A-3 Noteholders' Interest Basis Carryover.

         "Class A-3 Original Note Principal Amount" means with respect to the Class A-3 Notes, the principal amount of the Class A-3 Notes on the Closing Date.

         "Class A-4 Note Principal Amount" means with respect to the Class A-4 Notes at any time, the Class A-4 Original Note Principal Amount, less all payments in reduction of principal on the Class A-4 Notes that have actually been received by the Class A-4 Noteholders.

         "Class A-4 Noteholders' Distribution Amount" means, with respect to any Class A-4 Payment Date, the sum of (i) the Class A-4 Noteholders' Interest Distribution Amount for such Payment Date and (ii) if the outstanding Class A-3 Note Principal Amount has been reduced to zero, the Noteholders' Principal Distribution Amount for the related Class A-4 Payment Date.

         "Class A-4 Noteholders' Interest Carryover Shortfall" means, with respect to any Class A-4 Payment Date, the excess, if any, of (i) the Class A-4 Noteholders' Interest Distribution Amount on the preceding Class A-4 Payment Date over (ii) the amount of interest actually distributed to the Class A-4 Noteholders on such preceding Class A-4 Payment Date, plus


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
interest on the amount of such excess, to the extent permitted by law, at the interest rate borne by the Class A-4 Notes from such preceding Class A-4 Payment Date to the current Class A-4 Payment Date.

         "Class A-4 Noteholders' Interest Distribution Amount" means, (i) with respect to any Class A-4 Payment Date other than the initial Class A-4 Payment Date, the sum of (a) the amount of interest accrued at the Class A-4 Note Rate for the related Interest Period on the outstanding Class A-4 Note Principal Amount on the immediately preceding Class A-4 Payment Date after giving effect to all principal distributions to holders of Class A-4 Notes on such date and
(b) the Class A-4 Noteholders' Interest Carryover Shortfall for such Class A-4 Payment Date, (ii) with respect to the initial Class A-4 Payment Date, the amount of interest accrued at the Class A-4 Note Rate on the outstanding Class A-4 Note Principal Amount on the Closing Date from and including the Closing Date up to but excluding the initial Class A-4 Payment Date, and (iii) with respect to any Fee Remittance Date, the sum of (a) the amount of interest accrued at the Class A-4 Note Rate on the outstanding Class A-4 Note Principal Amount on the immediately preceding Class A-4 Payment Date after giving effect to all principal distributions to holders of Class A-4 Notes on such date (or, prior to the first Class A-4 Payment Date, on the Class A-4 Original Note Principal Amount) from and including for the initial Fee Remittance Date, the Closing Date and for each Fee Remittance Date thereafter, either (x) the immediately preceding Class A-4 Payment Date or (y) if no Class A-4 Payment Date has occurred since the immediately preceding Fee Remittance Date, from and including the current Fee Remittance Date to but excluding the earlier of (1) the immediately succeeding Class A-4 Payment Date and (2) the immediately succeeding Fee Remittance Date and (b) the Class A-4 Noteholders' Interest Carryover Shortfall for such Class A-4 Payment Date; provided, however, that the Class A-4 Noteholders' Interest Distribution Amount will not include any Class A-4 Noteholders' Interest Basis Carryover.

         "Class A-4 Original Note Principal Amount" means with respect to the Class A-4 Notes, the principal amount of the Class A-4 Notes on the Closing Date.

         "Eligible Lender Trustee's Fee" means the fee paid to the Eligible Lender Trustee pursuant to Section 10 of the Eligible Lender Trust Agreement; provided, however, that under no circumstance shall such fee (exclusive of the acceptance fee) exceed an annual amount equal to $12,000, which shall be payable in twelve equal monthly installments.

         "Indenture Trustee's Fee" means an amount equal to $10,000 per annum, payable in twelve equal monthly installments.

         "Insurer Reimbursement Amount" means, as of any Payment Date, the sum of (i) all amounts previously paid by the Insurer under the Insurance Policy which have not previously been reimbursed and (ii) all other amounts due to the Insurer under the Insurance Agreement and Indemnification Agreement, other than the Policy Premium.

         "Noteholders' Distribution Amount" means, with respect to any Payment Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Payment Date.


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

         "Noteholders' Interest Distribution Amount" means, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Class A-3 Noteholders' Interest Distribution Amount and the Class A-4 Noteholders' Interest Distribution Amount for such Class Payment Date.

         "Noteholders' Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (i) the Noteholders' Principal Distribution Amount on such Payment Date over (ii) the amount of principal actually distributed or set aside to be distributed to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders on such Payment Date.

         "Noteholders' Principal Distribution Amount" means, with respect to any Fee Remittance Date, the sum of (a) the Principal Distribution Amount for such Payment Date and (b) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Payment Date; provided, however, that such amount will be rounded down to the nearest whole multiple of $100,000; provided, further, that the Noteholders' Principal Distribution Amount will in no event exceed the outstanding Class A Note Principal Amount; and provided, further, that on the Final Scheduled Payment Date the Noteholders' Principal Distribution Amount will equal the amount, if any, that is necessary in order to reduce the Class A Note Principal Balance to zero on such date.

         "Policy Premium" means the premium described in the Insurance Policy.

         "Principal Distribution Amount" means (A) to the extent the Class A Note Principal Amount (less all amounts on deposit in all Note Distribution Accounts in respect of the principal on all the Notes) as of such Fee Remittance Date (i) prior to giving effect to all distributions to the Note Distribution Accounts and (ii) after giving effect to any purchase of Additional Financed Student Loans on such date times 103% plus $150,000, is equal to or less than the Pool Balance as of the last day of the related Collection Period, the amount of principal paid and collected (plus any realized losses thereon) during the related Collection Period less any accrued and unpaid interest on the Financed Student Loans for such Collection Period to the extent such interest will be capitalized and added to the principal balance of such Student Loans, upon the commencement of repayment of such Student Loans, as described herein, or (B) to the extent the Class A Note Principal Amount as of such Fee Remittance Date (i) prior to giving effect to all distributions to the Note Distribution Accounts and (ii) after giving effect to any purchase of Additional Financed Student Loans on such date times 103% plus $150,000, is greater than the Pool Balance as of the last day of the related Collection Period, all Available Funds remaining after the payment of the Policy Premium, Servicing Fee, Eligible Lender Trustee Fees, Indenture Trustee Fees, Auction Agent Fees, Broker-Dealer Fees, the deposit into the applicable Note Distribution Account of the Class A-1 Noteholders' Interest Distribution Amount, Class A-2 Noteholders' Interest Distribution Amount, Class A-3 Noteholders' Interest Distribution Amount and Class A-4 Noteholders' Interest Distribution Amount, the payment of any net amounts accrued and unpaid to a Swap Counterparty (other than any termination payments under the related Swap Agreement) and making any required deposits into the Reserve Account up to such amount which would cause the Class A Note Principal Amount plus all amounts on deposit in all Note Distribution Accounts in respect of principal on the Notes as of such Fee Remittance Date, after giving effect to (i) all distributions to the Note Distribution Accounts and
(ii) any purchase


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
of Additional Financed Student Loans on such date times 103% plus $150,000, to equal the Pool Balance as of the last day of the related Collection Period.

         "Trustee Fees" means the sum of the Eligible Lender Trustee's Fee and the Indenture Trustee's Fee.

CREDIT ENHANCEMENT

         RESERVE ACCOUNT. Pursuant to the Indenture, an account in the name of the Indenture Trustee (the "Reserve Account") will be established and maintained by the Issuer with the Indenture Trustee. Amounts on deposit in the Reserve Account will be applied (a) on each Fee Remittance Date to cover any shortfalls (in the priority indicated) in payments of (i) Policy Premiums and any overdue Policy Premiums and (ii) the Servicing Fee, the Trustee Fees, the Broker-Dealer Fees, the Auction Agent Fee and any such amounts that are overdue Servicing Fees, Trustee Fees, Auction Agent Fees or Broker-Dealer Fees (such fees to be paid pari passu, (b) to the Noteholders' Interest Distribution Amount, for which funds on deposit in the applicable Note Distribution Account for such Fee Remittance Date are insufficient to make such payments, and (c) only on the Payment Date on which either the Final Scheduled Payment Date (whether as scheduled or if accelerated after an Event of Default) occurs or on which, after allocating all Available Funds and making any withdrawals required under clause
(a) and (b) above, the remaining balance on deposit in the Reserve Account exceeds the remaining principal balance of the Notes, to pay the remaining principal balance of the Notes.

         The Issuer will make an initial deposit into the Reserve Account on the Closing equal to $1,675,000, representing 0.50% of the aggregate principal amount of the Notes (the "Reserve Account Initial Deposit").

         On each Fee Remittance Date, any Available Funds remaining as described under "--Distributions" herein, after the payment of Policy Premiums, the Servicing Fee, the Trustee Fees, the Broker-Dealer Fees, the Auction Agent Fee and the Class A Interest Distribution Amount, will be deposited into the Reserve Account to the extent necessary to cause the amount on deposit therein to equal the Specified Reserve Account Balance for such Fee Remittance Date. The "Specified Reserve Account Balance" with respect to any Fee Remittance Date generally will be equal to the greater of (i) 0.50% of the sum of the aggregate principal balance of the Notes minus all aggregate amounts being on deposit in the Note Distribution Accounts for payment in respect of principal on the Notes on all applicable Payment Dates after taking into account the effect of distributions on such Fee Remittance Date or Payment Date, as applicable, and
(ii) $500,000.

         In addition, on each Fee Remittance Date, any amounts on deposit in the Reserve Account, after any other required withdrawals therefrom have been made, that are in excess of the Specified Reserve Account Balance will be withdrawn from the Reserve Account and will be deposited into the Collection Account.

         The funding and maintenance of the Reserve Account is intended to enhance the likelihood of timely payment to the Noteholders of the interest due on the Notes and the ultimate payment of principal. In certain circumstances, however, the Reserve Account could be depleted


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and, in the absence of payments under the Insurance Policy, shortfalls in interest distributions and resulting losses to the Noteholders could occur. In no event will amounts on deposit in the Reserve Account be available to pay any Noteholders' Interest Basis Carryover.

STATEMENTS TO INDENTURE TRUSTEE AND ISSUER

         Prior to each Fee Remittance Date, the Servicer will prepare and provide to the Indenture Trustee, the Eligible Lender Trustee and the Insurer as of the close of business on the last day of the preceding Collection Period a statement which will include the following information with respect to such Fee Remittance Date or the preceding Collection Period as to the Notes, to the extent applicable:

         (i) the amount of the distribution allocable to principal of each Class of the Notes;

         (ii) the amount of the distribution allocable to interest on each Class of the Notes, together with the interest rates applicable with respect thereto;

         (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

         (iv) the aggregate outstanding principal balance of each Class of Notes as of such Fee Remittance Date (after giving effect to payments on the related Payment Date), each after giving effect to payments allocated to principal reported under clause (i) above;

         (v) the amount of the Servicing Fee paid to the Servicer with respect to such Collection Period;

         (vi) the amount of the aggregate realized losses on the Liquidated Financed Student Loans, if any, for such Collection Period;

         (vii) the Noteholders' Interest Basis Carryover, the Noteholders' Principal Carryover Shortfall, the Class A-1 Noteholders' Interest Carryover Shortfall, the Class A-2 Noteholders' Interest Carryover Shortfall, the Class A-3 Noteholders' Interest Carryover Shortfall and the Class A-4 Noteholders' Interest Carryover Shortfall, if any, and the change in such amounts from the preceding statement;

         (viii) the aggregate Purchase Amounts for Financed Student Loans, if any, that were repurchased in such Collection Period.

         Each amount set forth pursuant to subclause (ii) with respect to the Notes will be expressed as a dollar amount per $100,000 of the initial principal balance of each Class of Notes.

AMENDMENT

         The Servicing Agreement may be amended by the parties thereto, without the consent of the Noteholders but with the consent of the Indenture Trustee and the Insurer, for the purpose of curing any ambiguity, correcting or supplementing any provisions in the Servicing Agreement, adding any provisions to or changing in any manner or eliminating any of the provisions of the


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

Servicing Agreement or of modifying in any manner the rights of the Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the Indenture Trustee and Issuer, materially and adversely affect the interests of any Noteholder. The Servicing Agreement may also be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Insurer, or with the consent of the holders of Notes evidencing at least a majority in principal amount of such then outstanding Notes and with the consent of the Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Servicing Agreement or of modifying in any manner the rights of such Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments (including any Guarantee Payments) with respect to the Financed Student Loans or distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of such Notes which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes.

TERMINATION

         The obligations of the Seller, the Servicer and the Indenture Trustee pursuant to the Purchase and Contribution Agreement and the Servicing Agreement will terminate upon (i) the maturity or other liquidation of the last Financed Student Loan and the disposition of any amount received upon liquidation of any such remaining Financed Student Loans and (ii) the payment to the Noteholders of all amounts required to be paid to them pursuant to the Indenture, Notes, Purchase and Contribution Agreement, and Servicing Agreement.

OPTIONAL REDEMPTION

         On each Class' respective Payment Date, the Issuer may, at its option, redeem the applicable Class of Notes, in whole or in part, at an aggregate price equal to the outstanding principal amount of the Notes so redeemed plus, with respect to the Notes so redeemed, accrued interest thereon to the date of redemption and any unpaid Noteholders' Interest Basis Carryover relating to the Notes so redeemed, in each case so long as all amounts owed to the Insurer have been paid. In addition, at such time the Issuer would be required to pay any remaining Policy Premiums, Servicing Fees, Trustee Fees, Auction Agent Fees, Broker-Dealer Fees, Insurer Reimbursement Amounts and certain other expenses. The Issuer shall provide not less than 30 or more than 60 days prior written notice to the Noteholders regarding its intention to exercise its option to redeem the Notes.

               CERTAIN LEGAL ASPECTS OF THE FINANCED STUDENT LOANS

TRANSFER OF FINANCED STUDENT LOANS

         AMS intends that the transfer of the Financed Student Loans by it to the Issuer or the Eligible Lender Trustee on behalf of the Issuer, will constitute a valid sale and assignment of such Financed Student Loans. Notwithstanding the foregoing, if the transfer of the Financed Student Loans by AMS (or by the AMS Eligible Lender Trustee on its behalf) to the Issuer (or the Eligible Lender Trustee on behalf of the Issuer) is deemed to be an assignment of collateral as security, then a security interest in the FFELP Loans may, pursuant to the provisions of 20

U.S.C. sec. 1087-2(d)(3), be perfected by, among other things, the filing of notice of such security interest in the manner provided by the applicable Uniform Commercial Code ("UCC") for perfection of security interests in accounts. A financing statement or statements naming AMS as debtor will be filed under the UCC to protect the interest of the Eligible Lender Trustee on behalf of the Issuer in the event that the transfer by AMS (or by the AMS Eligible Lender Trustee on its behalf) is deemed to be an assignment of collateral as security.

         If the transfer of the Financed Student Loans is deemed to be an assignment as security for the benefit of the Issuer, there are certain limited circumstances in which prior or subsequent transferees of Financed Student Loans could have an interest in such Financed Student Loans with priority over the Issuer's interest. A tax or other government lien on property of AMS arising prior to the time a Financed Student Loan comes into existence may also have priority over the interest of the Issuer in such Financed Student Loan. Under the Purchase and Contribution Agreement, however, the Seller will warrant that it has transferred the Financed Student Loans to the Issuer clear of the lien of any third party arising prior to the Closing Date. In addition, each of the Seller and the Issuer will covenant that it will not sell, pledge, assign, transfer or grant any lien on any Financed Student Loan (or any interest therein) other than to the Indenture Trustee.

         Pursuant to the Servicing Agreement, the Servicer as custodian on behalf of the Issuer will have custody of the promissory notes evidencing the Financed Student Loans following the transfer of the Financed Student Loans to the Issuer; provided, that, the Servicer will utilize the Subservicer to perform such custodial functions. Although the records of AMS, the Issuer and the Servicer will be marked to indicate the sale and although AMS and the Issuer will cause UCC financing statements to be filed with the appropriate authorities, the Financed Student Loans will not be physically segregated, stamped or otherwise marked to indicate that such Financed Student Loans have been sold to the Issuer and to the Eligible Lender Trustee. If, through inadvertence or otherwise, any of such Financed Student Loans were sold to another party that (i) purchased such Financed Student Loans in the ordinary course of its business, (ii) took possession of such Financed Student Loans, and
(iii) acquired the Financed Student Loans for new value and without actual knowledge of the Eligible Lender Trustee's interest, then such purchaser would acquire an interest in the Financed Student Loans superior to the interest of the Seller and the Issuer. See "THE TRANSFER AND SERVICING AGREEMENTS--Sale of Financed Student Loans; Representations and Warranties."

         In the event of a Servicer Default resulting solely from certain events of insolvency or bankruptcy that may occur with respect to the Servicer, a court, conservator, receiver or liquidator may have the power to prevent either the Indenture Trustee or Noteholders from appointing a successor the Servicer. See "THE TRANSFER AND SERVICING AGREEMENTS--Rights upon Servicer Default."

CONSUMER PROTECTION LAWS

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. Also, unless preempted by federal law, some state laws impose finance charge ceilings and other restrictions on certain consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon lenders who fail to comply with their provisions. In certain circumstances, the Seller or Issuer may be liable for certain violations of consumer protection laws that apply to the Financed Student Loans, either as assignee from AMS or as the party directly responsible for obligations arising after the transfer. For a discussion of the Issuer's rights if the Financed Student Loans were not originated or serviced in compliance in all material respects with applicable laws, see "THE TRANSFER AND SERVICING AGREEMENTS--Sale of Financed Student Loans; Representations and Warranties" and "--Servicer Covenants."

LOAN ORIGINATION AND SERVICING PROCEDURES APPLICABLE TO FFELP LOANS COMPRISING PART OF THE FINANCED STUDENT LOANS

         The Higher Education Act, including the implementing regulations thereunder, imposes specified requirements with respect to originating and servicing FFELP Loans. Generally, those procedures require that a determination of whether an applicant is an eligible borrower under applicable standards (including financial need analysis) be made, the borrower's responsibilities under the loan be explained to him or her, the promissory note evidencing the loan be executed by the borrower and that the loan proceeds then be disbursed in a specified manner by the lender. After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferrals and forbearance and credit the borrower for payments made thereon. If a borrower becomes delinquent in repaying a loan, a lender or a servicing agent must perform certain collection procedures (primarily telephone calls and demand letters) which vary depending upon the length of time a loan is delinquent. The Servicer has agreed pursuant to the Servicing Agreement to perform collection and servicing procedures on behalf of the Issuer. However, failure to follow these procedures or failure of the Seller to follow procedures relating to the origination of the Financed Student Loans could result in adverse consequences. Any such failure could result in the Department's refusal to make reinsurance payments to the Federal Guarantors or the Department's or the Federal Guarantors' refusal to make Guarantee Payments to the Eligible Lender Trustee with respect to such Financed Student Loans. Failure of the Federal Guarantors to receive reinsurance payments from the Department could adversely affect the Federal Guarantors' ability or legal obligation to make Guarantee Payments to the Eligible Lender Trustee with respect to such Financed Student Loans.

         Loss of any such payments could adversely affect the amount of Available Funds on any Payment Date and the Issuer's ability to pay principal of and interest on the Notes. Under certain circumstances, the Issuer has the right, pursuant to the Purchase and Contribution Agreement and the Servicing Agreement, to cause AMS or the Servicer to purchase or substitute any Financed Student Loan, if a breach of the representations, warranties or covenants of the Seller or the Servicer, as the case may be, with respect to such Financed Student Loan has a material adverse effect on the interest of the Issuer therein where such breach would result in nonpayment by the applicable Federal Guarantor or the Department and such breach is not cured within any applicable cure period. See "THE TRANSFER AND SERVICING AGREEMENTS--Sale of Financed Student Loans; Representations and Warranties" and "--Servicer Covenants." The failure of the Seller or the Servicer to so purchase or substitute a Financed Student Loan would constitute a breach of the Purchase and Contribution Agreement or the Servicing Agreement, enforceable by the Issuer or by the Indenture Trustee on behalf of the Noteholders, but would not constitute an Event of Default under the Indenture.


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

LOAN ORIGINATION AND SERVICING PROCEDURES APPLICABLE TO THE ALTERNATIVE LOANS

         The loan origination and servicing procedures implementing the default insurance coverage provided by both Landmark and American and Foreign under the TuitionGard Program are contained in a TuitionGard Program manual. The TuitionGard Program manual is updated from time to time; the procedures contained in the TuitionGard Program manual at the time a loan is originated are the procedures used to define and confirm eligibility for claim payment. Generally, those procedures require that a determination of whether an applicant is an eligible borrower under the TuitionGard Program manual guidelines be made, the promissory note evidencing the loan be executed by the borrower and any co-signer, and that the loan proceeds then be disbursed in a specified manner by the lender.

         After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferrals and forbearance and credit the borrower for payments made thereon. If a borrower becomes delinquent in repaying a loan, a lender or a servicing agent must perform certain collection procedures (primarily telephone calls and demand letters) which vary depending upon the length of time a loan is delinquent. The Servicer has agreed pursuant to the Servicing Agreement to perform collection and servicing procedures on behalf of the Issuer. However, failure to follow these procedures or failure of the Seller to follow procedures relating to the origination of the Alternative Loans could result in adverse consequences. Any such failure could result in the appropriate insurer's refusal to make claim payments to the Issuer with respect to such Financed Student Loans.

         Loss of any such payments could adversely affect the amount of Available Funds on any Payment Date and the Issuer's ability to pay principal of and interest on the Notes. Under certain circumstances, the Issuer has the right, pursuant to the Purchase and Contribution Agreement and the Servicing Agreement, to cause AMS or the Servicer to purchase or substitute any Financed Student Loan, if a breach of the representations, warranties or covenants of the Seller or the Servicer, as the case may be, with respect to such Financed Student Loan has a material adverse effect on the interest of the Issuer therein where such breach would result in nonpayment by the applicable insurer under the TuitionGard Program. See "THE TRANSFER AND SERVICING AGREEMENTS--Sale of Financed Student Loans; Representations and Warranties" and "--Servicer Covenants." The failure of the Seller or the Servicer to so purchase or substitute a Financed Student Loan would constitute a breach of the Purchase and Contribution Agreement or the Servicing Agreement, enforceable by the Issuer or by the Indenture Trustee on behalf of the Noteholders, but would not constitute an Event of Default under the Indenture.

FFELP LOANS GENERALLY NOT SUBJECT TO DISCHARGE IN BANKRUPTCY

         FFELP Loans are generally not dischargeable by a borrower in bankruptcy pursuant to the U.S. Bankruptcy Code, unless excepting such debt from discharge will impose an undue hardship on the debtor and the debtor's dependents.

ALTERNATIVE LOANS GENERALLY SUBJECT TO DISCHARGE IN BANKRUPTCY

         Alternative Loans are generally dischargeable in bankruptcy pursuant to the U.S. Bankruptcy Code if held by an entity such as the Issuer.


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

              CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following summarizes certain of the material United States federal income tax consequences of the purchase, ownership and disposition of the Notes. The summary does not purport to deal with United States federal income tax consequences or special rules that are applicable to certain categories of holders such as dealers in securities or foreign currency, banks, other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, tax exempt entities, persons that hold the Notes as a position in a "straddle," or as part of a synthetic security or "hedge," "conversion transaction" or other integrated investment, persons that have a "functional currency" other than the U.S. dollar, and investors in pass-through entities. Except to the extent discussed below, this discussion is not applicable to Non-U.S. Holders (as defined below). The discussion is generally limited to the initial purchasers of the Notes. In addition, this summary is generally limited to investors who will hold the Notes as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Prospective investors are encouraged to consult their own tax advisors in determining the federal, state, local, foreign, alternative minimum, estate and gift and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

         The following summary is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on many of the issues discussed below and no ruling on any of the issues discussed below will be sought from the IRS. The opinions of counsel (described below) are not binding on the IRS or the courts. As a result, the IRS may disagree with all or a part of the discussion below.

         PERSONS CONSIDERING THE PURCHASE OF NOTES SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE APPLICATION OF THE UNITED STATES FEDERAL TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY OTHER TAXING JURISDICTION.

         For purposes of the discussion below, (i) "U.S. HOLDER" means a beneficial owner of a Note that is for United States federal income tax purposes a citizen or resident of the United States, a corporation, partnership or certain other entities treated as a corporation or a partnership for United States federal income tax purposes created or organized in or under the laws of the United States or any state thereof (including the District of Columbia) unless, in the case of a partnership, Treasury regulations are enacted that provide otherwise, an estate the income of which is subject to United States federal income taxation regardless of its source or a trust with respect to which a court in the U.S. is able to exercise primary authority over its administration and one or more U.S. persons have the authority to control all of its substantial decisions and (ii) "NON-U.S. HOLDER" means a person other than a U.S. HOLDER.

TAX CHARACTERIZATION OF THE ISSUER AS A PARTNERSHIP

         At the Closing, Weil, Gotshal & Manges LLP, federal tax counsel to the Issuer ("Federal Tax Counsel"), will deliver its opinion, subject to the assumptions set forth therein, that, although there is no direct authority with respect to entities with capital structures similar to the Issuer, the Issuer will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

         If the IRS were to successfully assert that the Issuer was a publicly traded partnership taxable as a corporation for federal income tax purposes, unless the Issuer's income is "qualifying income" for purposes of Section 7704 of the Code, the Issuer would be subject to corporate income tax on its taxable income. Any such corporate income tax could materially reduce cash available to make payments on the Notes, and holders could be liable for any such tax that is unpaid by the Issuer.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

         Treatment of the Notes as Indebtedness. The parties to the Indenture will agree, and the Noteholders by their purchase of Notes will be deemed to have agreed, to treat the Notes as debt for United States federal income tax purposes. Federal Tax Counsel will deliver its opinion, subject to the assumptions set forth therein, that, although there is no specific authority with respect to the characterization for federal income tax purposes of securities having the same terms as the Notes, in the hands of the initial Noteholders the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this income tax characterization of the Notes is correct.

         Interest Income on the Notes. The Notes provide for the payment of stated interest at a floating rate based upon the Auction Rate, but are subject to certain restrictions on the maximum level of the current payment of such floating rate. Under Treasury regulations governing original issue discount ("OID"), stated interest payable at a variable rate is not taxed as OID or contingent interest if the variable rate is a qualified floating rate. The treatment of interest that is not based on a qualified floating rate is not certain and the regulations do not address the tax treatment of debt instruments such as the Notes bearing contingent interest except in circumstances not relevant to this discussion. Because of the contingent nature of a portion of the interest on the Notes, i.e., the possibility that there may be a difference between the accrual rate and pay rate of the Notes (referred to herein as the Class A-1 Noteholders' Interest Basis Carryover, the Class A-2 Noteholders' Interest Basis Carryover, the Class A-3 Noteholders' Interest Basis Carryover and the Class A-4 Noteholders' Interest Basis Carryover), the tax treatment of interest on the Notes, including, in particular, interest equal to the Class A-1 Noteholders' Interest Basis Carryover, the Class A-2 Noteholders' Interest Basis Carryover, the Class A-3 Noteholders' Interest Basis Carryover and the Class A-4 Noteholders' Interest Basis Carryover amounts, is not entirely clear under the regulations. The Issuer, however, intends to treat the stated interest as accruing pursuant to a "qualified floating rate" and as "qualified stated interest" for OID purposes and thus such interest should not be taxable to the Noteholders as OID or as contingent interest. The discussion below assumes that the Notes will not be considered issued with OID. The stated interest on the Notes will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's regular method of tax accounting. A holder of a Note issued with a de minimis amount of OID generally must include such OID in income, on a pro rata basis, only as principal payments are made on the Note. However, a holder may elect to accrue de minimis OID under a constant yield method in connection with an election to accrue all interest, discount and premium on the Note using the constant yield method. If applicable, Noteholders are urged to consult their own tax advisors regarding such election. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the bond premium amortization or market discount rules of the Code.

         Sale or Other Disposition. If a Noteholder sells a Note, the Noteholder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale (not including accrued but unpaid interest) and the Noteholder's adjusted tax basis in the Note (not including accrued but unpaid interest). The adjusted tax basis of a Note to a particular Noteholder will equal the Noteholder's cost for the Note, increased by any market discount, acquisition discount, OID, if any, and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss generally will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest (including any Noteholders' Interest Basis Carryover) and accrued market discount not previously included in income. Any such gain or loss would be long-term capital gain or loss if the holder's holding period exceeded one year. The maximum rate of federal income taxation on net long-term capital gains realized by a non-corporation is 20% with respect to capital assets held for more than one year. Capital losses generally may be used only to offset capital gains.

TAXATION OF NON-U.S. HOLDERS

         Payments of interest (including OID, if any), principal and premium, if any, on the Notes to any Non-U.S. Holder should not be subject to United States federal withholding tax (the "Portfolio Interest Exemption"), providing that, in the case of interest, such person (i) does not own, actually or constructively, 10% or more of the total combined voting power of all classes of stock entitled to vote in the Issuer, (ii) is not a controlled foreign corporation related, directly or indirectly, to the Issuer through stock ownership, (iii) is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, and provided that the statement requirement described in the next sentence has been fulfilled with respect to the beneficial owner and (iv) is not an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. Sections 871(h) and 881(c) of the Code require that, in order to obtain the exemption from withholding tax described in the previous sentence, either the beneficial owner of the Note, or a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business (a "Financial Institution") and that is holding the Note on behalf of such beneficial owner, file a statement with the withholding agent to the effect that the beneficial owner of the Note is not a United States person. Under current Treasury regulations which apply to interest (including OID) and sale or exchange proceeds paid with respect to a Note, such requirement will be fulfilled if (i) the beneficial owner of a Note certifies, under penalties of perjury, that it is not a United States person and provides its name and address and (ii) any Financial Institution (other than a financial institution that is a qualified intermediary) holding the Note on behalf of the beneficial owner files a statement with the relevant U.S. withholding agent to the effect that it has received such a statement from the beneficial owner (and furnishes the relevant U.S. withholding agent with a copy thereof), signed by an authorized representative of the Financial Institution under penalties of perjury. Generally, a Financial Institution will not be required to furnish the name of a beneficial owner of a Note that is not a

United States person and a copy of such beneficial owner's certificate where the Financial Institution is a qualified intermediary which has entered into a withholding agreement with the IRS pursuant to the Treasury regulations. In the case of payments to a foreign simple trust, a foreign grantor trust or a foreign partnership (other than payments to a foreign simple trust, a foreign grantor trust or foreign partnership that qualifies as a withholding foreign trust or a withholding foreign partnership within the meaning of the regulations and payments to a foreign simple trust, a foreign grantor trust or a foreign partnership that are effectively connected with the conduct of a trade or business in the United States), the beneficiaries of the foreign simple trust, the persons treated as the owners of the foreign grantor trust or the partners of the foreign partnership, as the case may be, will be required to provide the certification discussed above in order to establish an exemption from withholding tax requirements. Such prospective investors should consult their tax advisors regarding possible additional reporting requirements. Foreign partnerships and their partners should consult their tax advisors regarding possible additional reporting requirements.

         There is a risk, however, that, as described above, the amount of interest payable on the Notes may be deemed to be considered contingent interest. Accordingly, the IRS may take the position that the interest on the Notes does not qualify for the exemption from withholding described above. Non-U.S. Holders should consult their own tax advisors regarding the application to them of the Portfolio Interest Exemption.

         Notwithstanding the foregoing, if interest or other income received with respect to the Note is effectively connected with a United States trade or business conducted by a Non-U.S. Holder, such Noteholder, although exempt from the withholding tax described in the preceding paragraph, may be subject to United States federal income tax on such interest in the same manner as if it were a United States person. In addition, if such Noteholder is a corporation, it may be subject to a branch profits tax equal to 30% (or a lower treaty rate) of its effectively connected earnings and profits for the taxable year, subject to certain adjustments.

         A Non-U.S. Holder will not be subject to United States federal income tax on gain realized on the sale, exchange or other disposition of a Note, unless (i) such Noteholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and either (a) such individual has a "tax home" (as defined in code Section 911(d)(3)) in the United States (unless such gain is attributable to a fixed place of business in a foreign country maintained by such individual and has been subject to foreign tax of at least 10%) or (b) the gain is attributable to an office or other fixed place of business maintained by such individual in the United States, (ii) such individual ceased being a U.S. citizen or long-term resident for tax avoidance purposes or (iii) such gain is effectively connected with the conduct by such Noteholder of a trade or business in the United States.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         The Indenture Trustee will be required to report annually to the IRS, and to each Noteholder of record, certain information, including the Noteholder's name, address and taxpayer identification number (either the Noteholder's Social Security number or its employer identification number, as the case may be), the aggregate amount of principal and interest paid and the amount of tax withheld, if any. This obligation, however, does not apply with respect to


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
certain U.S. Holders, including corporations, tax-exempt organizations, qualified pension and profit-sharing trusts and individual retirement accounts.

         In the event a U.S. Holder subject to the reporting requirements described above fails to supply its correct taxpayer identification number in the manner required by applicable law or underreports its tax liability, "backup" withholding of tax of each payment of interest and principal on the Notes may be required. This backup withholding is not an additional tax and may be credited against the Noteholder's United States federal income tax liability, provided that the required information is furnished to the IRS.

         Prospective investors are urged to consult their tax advisors regarding the application of the backup withholding and information reporting rules.

POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES

         If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more classes of Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Issuer. If so treated, the Issuer might be treated as a publicly traded partnership that would be taxable as a corporation with the adverse consequences described above unless it met certain qualifying income tests. Even if the Issuer qualified for such exception, treatment of the Notes as equity interests in a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to foreign investors generally would be subject to U.S. federal income tax payments, tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Issuer expenses.

         Because the Issuer will treat the Notes as indebtedness for federal income tax purposes, the Issuer will not comply with the tax reporting requirements that would apply under the foregoing alternative characterization of the Notes.

                         STATE, LOCAL AND FOREIGN TAXES

         Noteholders should consult their tax advisors with respect to state, local and foreign tax considerations relevant to an investment in the Notes.

                              ERISA CONSIDERATIONS

GENERAL

         Set forth below are certain consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code that a fiduciary (a "Plan Fiduciary") of an "employee benefit plan" (as defined in and subject to ERISA) or of a "plan" (as defined in Section 4975 of the Code) or any entity which is deemed to hold the assets of any such employee benefit plan or plan should consider before deciding to invest the employee benefit plan's or plan's assets in the Notes of any Series. The following summary is intended to be a summary of certain relevant ERISA issues under ERISA and the Code and does not purport to address all ERISA considerations that may be applicable to a particular plan.


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

         In general, the terms "employee benefit plan" as defined in ERISA and "plan" as defined in Section 4975 of the Code (each, a "Plan") refer to certain cplans or accounts of various types which provide retirement benefits or welfare benefits to an individual or to an employer's employees and their beneficiaries. Plans include corporate pension and profit-sharing plans, "Simplified Employee Pension Plans," Keogh plans for self-employed individuals (including partners in a partnership), individual retirement accounts described in Section 408 of the Code and medical benefit plans.

         Subject to the General Considerations discussed below, the Notes may be purchased by a Plan. Each Plan Fiduciary must give appropriate consideration to the facts and circumstances that are relevant to the role that an investment in the Notes will play in the Plan's investment portfolio. Each Plan Fiduciary, before deciding to invest in the Notes, must be satisfied that investment in such Notes is a prudent investment for the Plan, that the investments of the Plan, including the investment in such Notes, are diversified so as to minimize the risks of large losses and that an investment in such Notes complies with the Plan and related trust documents. Each Plan considering acquiring a Note should consult its own legal and tax advisors before doing so.

EXEMPT PLANS

         ERISA and Section 4975 of the Code do not apply to governmental plans and certain church plans, each as defined in Section 3(33) of ERISA and Section 4975(g) of the Code. However, fiduciaries with respect to these plans may be subject to federal, state or other similar laws. The discussion below does not purport to address considerations under such federal, state or other laws.

PLAN ASSETS

         A regulation (the "DOL Regulation") issued under ERISA by the United States Department of Labor (the "DOL") contains rules for determining when an investment by a Plan in an entity will result in the underlying assets of the entity being plan assets. The rules provide that the assets of an entity will not be "plan assets" of a Plan that purchases an interest therein if such interest is not an "equity interest." The DOL Regulation defines an equity interest as an interest other than an instrument that is treated as indebtedness under applicable local law and that has no substantial equity features. The DOL Regulation provides with respect to the purchase of an equity interest by a Plan, that the assets of an entity will not be plan assets of a Plan that purchases an interest therein if investment by all "benefit plan investors" is not "significant."

         With respect to the preceding paragraph, the term "benefit plan investors" includes all plans and accounts of the types described above under "General" as employee benefit plans and accounts, whether or not subject to ERISA (such as foreign plans), as well as entities that hold "plan assets," whether or not subject to ERISA, due to investments made in such entities by any of such plans or accounts. Investment by benefit plan investors will be deemed not significant if benefit plan investors own, in the aggregate, less than 25% of the value of any class of equity in the entity, determined without regard to the investments of persons (other than Plans) with discretionary authority or control over the assets of such entity, of any person who provides investment advice for a fee with respect to such assets and of "affiliates" of such persons (within


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
the meaning of the DOL Regulation). Because the availability of this exception to the Issuer depends upon the identity of the Noteholders, there can be no assurance that the Notes will qualify for this exception.

         If the Notes are treated as equity interests in the Issuer for purposes of the DOL Regulation and none of the exceptions set forth in the DOL Regulation apply, the assets of the Issuer will be deemed to be the assets of each Plan investor for the purposes of ERISA and Section 4975 of the Code. In such a case, the discussion set forth in the following sections will apply.

         CONSEQUENCES OF CHARACTERIZATION AS PLAN ASSETS. If the assets of the Issuer are plan assets, the Indenture Trustee will be a fiduciary under ERISA with respect to Plan investors and its duties and liabilities will be subject to the provisions of ERISA.

         In addition, Section 406 of ERISA will prohibit the Indenture Trustee, among others, from causing the assets of the Issuer to be involved, directly or indirectly, in certain types of "prohibited transactions" with "parties in interest" to investing Plans unless a statutory or administrative exemption applies. If the prohibited transaction restrictions of Section 406 of ERISA are violated, ERISA generally provides for criminal and civil penalties upon the Plan Fiduciary and possibly other persons. Section 4975(c) of the Code generally imposes excise tax on "disqualified persons" who engage, directly or indirectly, in similar types of transactions with the assets of Plans subject to such Section (except that an individual retirement account that engages in a prohibited transaction may instead forfeit its tax exempt status) and also requires rescission of such transaction.

         The types of transactions subject to the prohibited transaction restrictions of ERISA and Section 4975(c) of the Code include: (i) sales, exchanges or leases of property (such as the Notes), (ii) loans or other extensions of credit and (iii) the furnishing of goods and services. As described in Section 406(b)(1) or Section 4975(c)(1)(E) of the Code, the use of plan assets by or for the benefit of parties in interest or disqualified persons may also constitute a prohibited transaction.

         The Issuer, the Indenture Trustee, the Seller and certain other persons and certain affiliates thereof, might be considered or might become a party in interest or disqualified person with respect to a Plan. If so, the acquisition, holding or disposition of Notes by or on behalf of such Plan could give rise to one or more "prohibited transactions" within the meaning of Section 406 ERISA and Section 4975(c) of the Code unless an exemption is available.

PURCHASE OF NOTES

         If the Notes are treated as indebtedness under applicable local law and have no substantial equity features, the assets of the Issuer will not be treated for purposes of ERISA or Section 4975 of the Code as assets of any Plan. As a result, the prohibited transaction provisions of ERISA and Section 4975 of the Code will not apply to transactions involving the underlying assets of the Issuer. However, if the Issuer is or becomes a "party in interest" or "disqualified person" with respect to a Plan (for example, if the Issuer were owned at least 50% by a service


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
provider to a Plan), the purchase or holding of the Notes could give rise to a prohibited transaction under ERISA or Section 4975 of the Code.

GENERAL CONSIDERATIONS

         The Notes are guaranteed by the Insurer with respect to the timely payment of interest and the ultimate payment of principal. In addition, the Issuer will (i) own a beneficial interest in the trust established pursuant to the Eligible Lender Trustee Agreement and (ii) establish the Reserve Account with the Indenture Trustee. Although there can be no assurances that the Notes will be treated as indebtedness under ERISA, the Issuer believes that the Notes will so qualify.

         In any case, as described above, the Issuer might become a "party in interest" or "disqualified person" with respect to a plan by reason, for example, of the Issuer providing services to such Plan. As a result, the extension of credit represented by the purchase of the Notes might constitute a prohibited transaction during the term of the Notes unless an applicable exemption applies, such as one of the following prohibited transaction class exemptions ("PTCE"), PTCE 84-14 (qualified professional asset managers), PTCE 90-1 (insurance company pooled separate account), PTCE 91-38 (bank collective investment funds), PTCE 95-60 (insurance company general accounts) and PTCE 96-23 (in-house asset managers). It should be noted, however, that even if the conditions specified in one or more of these exemptions are met, the scope of relief provided by these exemptions may not necessarily cover all acts that might be construed as prohibited transactions.

         EACH PLAN FIDUCIARY SHOULD CONSULT WITH ITS ATTORNEYS AND FINANCIAL ADVISORS AS TO THE PROPRIETY OF AN INVESTMENT IN THE NOTES IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN AND THE RESTRICTIONS OF ERISA AND SECTION 4975 OF THE CODE.

                              TRANSFER RESTRICTIONS

         The Notes may be resold only to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that have delivered a Purchaser's Letter in the form of Exhibit A hereto. Additionally, each purchaser of Notes will be deemed to have represented and agreed as follows:

         1. It is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it or such account is an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act which has delivered a Purchaser's Letter in the form of Exhibit A hereto and is acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act of 1933) or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act.


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

         2. It understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act of 1933, and that the Notes have not been and will not be registered under such Act.

         3. It understands that the Notes, unless otherwise agreed by the Issuer and the Holder thereof, will bear a legend to the following effect:

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY ITS PURCHASE OF THE NOTES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO THE ISSUER (PURSUANT TO A REDEMPTION), IN AN AUCTION, OR TO OR THROUGH A BROKER-DEALER PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF THIS NOTE WILL BE REQUIRED TO EXECUTE A PURCHASER'S LETTER CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT.

         4. It (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

         5. It understands that the Issuer, the Placement Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Placement Agent. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

         6. It acknowledges that it has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Notes and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to it or to which it has had access.

         7. It will not sell, pledge or otherwise dispose of the Notes other than by uncondiitonal sale of a principal amount not less than the minimum denomination.

         The foregoing is a summary only and is not intended to be exhaustive. Holders are advised to consult with their advisors concerning restrictions on resale, and are further advised against reselling their securities until they have determined that any such resale is in compliance with the requirements of applicable legislation, including any holding period requirements thereunder.


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

                             SETTLEMENT AND CLEARING

RESTRICTED GLOBAL NOTES

         Upon the issuance of a Restricted Global Note, DTC or its custodian will credit, on its internal system, the respective stated initial principal amount of the individual beneficial interests represented by the Restricted Global Notes to the accounts of persons who have accounts with DTC. Ownership of beneficial interests in Restricted Global Notes will be limited to persons who have accounts with DTC ("participants") or persons who hold interests through participants. Ownership of beneficial interests in a Restricted Global Note will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interest of participants) and the records of participants (with respect to interests of persons other than participants).

         So long as DTC, or its nominee, is the registered owner or holder of a Restricted Global Note, DTC or the nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by a Restricted Global Note for all purposes under the Indenture and such Notes. Unless DTC notifies the Issuer that it is unwilling or unable to continue as depository for a Restricted Global Note or ceases to be a "Clearing Agency" registered under the Securities Exchange Act of 1934 (the "Exchange Act"), and except as described under "DESCRIPTION OF THE NOTES - Definitive Notes" herein, owners of a beneficial interest in a Restricted Global Note will not be entitled to have any portion of a Restricted Global Note registered in their names, will not receive or be entitled to receive physical delivery of Notes in certificated form and will not be considered to be the owners or holders of any Notes under the Indenture. In addition, no beneficial owner of an interest in a Restricted Global Note will be able to transfer that interest except in accordance with DTC's applicable procedures in addition to those under the Indenture referred to herein.

         Investors may hold their interests in a Restricted Global Note directly through DTC if they are participants in the system, or indirectly through organizations which are participants in the systems. See "DESCRIPTION OF THE NOTES - Book-Entry Registration".

         Payments on a Restricted Global Note will be made to DTC or its nominee, as the registered owner thereof. None of the Issuer, the Indenture Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Restricted Global Note or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

         The Issuer expects that DTC or its nominee, upon receipt of any payments in respect of a Restricted Global Note representing any Class of Notes held by it or its nominee, will immediately credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the stated initial principal amount of a Restricted Global Note for the Class of Notes as shown on the records of DTC or its nominee. The Issuer also expects that payments by participants to owners of beneficial interests in a Restricted Global Note held through the participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for the customers. The payments will be the responsibility of the participants.


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

         Transfers between the participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in immediately available funds. The laws of some states require that certain persons take delivery of securities in definitive form. Consequently, the ability to transfer beneficial interests in a global note to these persons may be limited. Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and certain banks, the ability of a person having a beneficial interest in a global note to pledge their interest to persons or entities that do not participate in the DTC system or otherwise take actions in respect of their interest, may be affected by the lack of a physical certificate of interest.

         DTC has advised the Issuer that it will take any action permitted to be taken by a holder of the Notes (including the presentation of the applicable Notes for exchange as described below) only at the direction of one or more participants to whose account with DTC interests in a Restricted Global Note is credited and only in respect of that portion of the aggregate principal amount of the Notes as to which the participant or participants has or have given direction.

         DTC has advised the Issuer as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "Clearing Agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Restricted Global Notes among participants of DTC, it is under no obligation to perform or continue to perform these procedures, and the procedures may be discontinued at any time. Neither the Issuer nor the Indenture Trustee will have any responsibility for the performance by DTC or its participants or indirect participants of its obligations under the rules and procedures governing their operations.

                                PRIVATE PLACEMENT

         Subject to the terms and conditions set forth in the Private Placement Agreement dated on or around the Closing Date relating to the Notes (the "Private Placement Agreement"), among the Issuer, AMS and the Placement Agent named below (the "Placement Agent"), relating to the Notes, the Placement Agent has agreed to act as the exclusive placement agent for the Issuer in connection with the initial placement of the Notes offered hereby. The Private Placement Agreement provides that the Issuer will grant the Placement Agent the exclusive right to offer to sell, as its agent, the Notes to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, which have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the Notes and are able and prepared to bear the economic risk of investing in and holding the Notes. Pursuant to the Private Placement Agreement and subject to certain conditions precedent contained therein, the Placement Agent will agree to use its best efforts to secure subscriptions from investors to buy all of the Notes.

         The Issuer reserves the right to withdraw, cancel or modify the offer made hereby without notice and may reject orders in whole or in part placed directly or through the Placement Agent. The Placement Agent will have the right, in its discretion, to reject in whole or in part any offer received by it to purchase any of the Notes from the Issuer.

         The Issuer proposes to offer the Notes to investors at a purchase price equal to the principal amount thereof. The Issuer and AMS have agreed to pay the Placement Agent a fee for its services under the Placement Agent Agreement. In addition, the Issuer and AMS have agreed to indemnify the Placement Agent against certain liabilities or to contribute to payments that the Placement Agent may be required to make in respect thereof. The Issuer and AMS have also agreed to reimburse the Placement Agent for certain expenses incurred by them in connection with this offering. The Placement Agent will also act in Auctions as a Broker-Dealer and receive fees in connection therewith.

         The Notes will be eligible for resale only to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, which have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the Notes and are able and prepared to bear the economic risk of investing in and holding the Notes.

         Any prospective investor desiring to acquire Notes will be deemed to have made certain representations and warranties concerning its qualifications to purchase Notes. Each prospective purchaser of the Notes will be required to sign and deliver to Banc of America Securities LLC, as Broker-Dealer, a Purchaser's Letter, a form of which is attached to this Offering Memorandum as Exhibit A, in which such prospective purchaser will agree, among other things, that:

                  (i) (A) any purchase of Notes made by it will be for its own account and (B) it will at the time of each acquisition of Notes be an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, will have previously invested in similar types of instruments and will be able and prepared to bear the economic risk of investing in and holding the Notes;

                  (ii) transfers of Notes may be made only in authorized denominations;

                  (iii) ownership of the Notes will be maintained in book-entry form by DTC for the account of such prospective purchaser's DTC Participant, which in turn will maintain records of such prospective purchaser's beneficial ownership; and

                  (iv) (A) Notes may be transferred only to a person that has delivered a signed Purchaser's Letter to the Broker-Dealer and (B) so long as the ownership of the Notes is maintained in book-entry form by DTC, Notes may be transferred only in an Auction or to or through a Broker-Dealer, provided that in the case of all transfers of Notes other


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
         than those pursuant to Auctions, the Broker-Dealer of such Noteholder advises the Auction Agent of such transfer.

         Execution by a prospective purchaser of a Purchaser's Letter is not a commitment to purchase Notes in any offering being made hereby or in a subsequent transfer, but is a condition precedent to acquiring beneficial ownership of Notes. See "TRANSFER RESTRICTIONS."

         Pursuant to the Private Placement Agreement, the Issuer and AMS extend to each prospective investor the opportunity, prior to the consummation of the sale of the Notes, to ask questions of, and receive answers from, the Issuer and AMS concerning the Notes and the terms and conditions of this offering and to obtain any additional information it may consider necessary in making an informed investment decision and any information in order to verify the accuracy of the information set forth herein, to the extent the Issuer or AMS possesses the same or can acquire it without unreasonable effort or expense and can make such information available without divulging information deemed by the Issuer or AMS, in its absolute discretion, to be proprietary and confidential.

         No action is being taken or is contemplated by AMS or the Issuer that would permit a public offering of the Notes or possession or distribution of any preliminary offering memorandum, final offering memorandum or any amendment thereof, any supplement thereto or any other offering material relating to the Notes in any jurisdiction where, or in any other circumstances in which, action for those purposes is required. The Placement Agent has agreed that it is solely responsible for its own compliance with all laws applicable in each jurisdiction in which it acts as placement agent or otherwise facilitates the initial placement of the Notes offered hereby or distributes any preliminary offering memorandum, final offering memorandum or any amendments thereof or supplements thereto or any other material and it agrees to comply with all such laws.

         The Notes constitute a new issue of securities for which there is no existing market, and resales of the Notes are further subject to the transfer restrictions described herein. See "TRANSFER RESTRICTIONS". Accordingly, except to the extent provided for the Notes through the Auction Procedures set forth herein, there can be no assurance as to the development or liquidity, or of any trading market, for the Notes at any time.

                                  LEGAL MATTERS

         Certain legal matters relating to the Notes will be passed upon for the Seller, the Servicer and the Issuer by Hinckley, Allen & Snyder, counsel of the Seller, and by Weil, Gotshal & Manges LLP, New York, New York, as special counsel to the Seller, Servicer and Issuer. Mayer, Brown & Platt will act as counsel to the Placement Agent.

OFFERING MEMORANDUM

                                 INDEX OF TERMS

         Set forth below is a list of the defined terms used in this Offering Memorandum and the pages on which the definitions of such terms may be found herein.

TERMS                                                                    PAGE(s)
-----                                                                    -------
1992 Amendments..........................................................37, 63
1993 Act.....................................................................20
1998 Amendments..............................................................38
1998 Reauthorization Bill....................................................37
91-Day T-Bill................................................................43
Acquisition Account...........................................................8
Acquisition Period........................................................7, 81
Act......................................................................17, 36
Additional Financed Student Loans.........................................3, 59
Add-on Federal Consolidation Loans...........................................49
American and Foreign.........................................................54
AMS ...........................................................i, iii, 1, 2, 32
AMS Eligible Lender Trustee..................................................33
Assets of the Issuer..........................................................2
Auction agent.................................................................2
Auction Agent Fee............................................................90
Auction Rate..................................................................9
Auto Advantage Repayment Plan................................................34
Available Funds..........................................................76, 88
Bank One......................................................................2
Blue Sky.....................................................................28
Broker-Dealer Fee............................................................90
Business Day..................................................................9
Class.........................................................................i
Class A Note Principal Amount................................................90
Class A-1 Auction Date...................................................ii, 65
Class A-1 Distribution Account................................................4
Class A-1 Note Principal Amount..............................................91
Class A-1 Note Rate.......................................................9, 66
Class A-1 Noteholders.........................................................9
Class A-1 Noteholders' Distribution Amount...................................91
Class A-1 Noteholders' Interest Basis Carryover..............................10
Class A-1 Noteholders' Interest Carryover Shortfall..........................91
Class A-1 Noteholders' Interest Distribution Amount..........................91
Class A-1 Notes...............................................................i
Class A-1 Original Note Principal Amount.....................................91
Class A-1 Payment Date...................................................ii, 65
Class A-2 Auction Date...................................................ii, 65
Class A-2 Distribution Account................................................4
Class A-2 Note Principal Amount..............................................91

TERMS                                                                    PAGE(S)
-----                                                                    -------
Class A-2 Note Rate.......................................................9, 66
Class A-2 Noteholders.........................................................9
Class A-2 Noteholders' Distribution Amount...................................92
Class A-2 Noteholders' Interest Basis Carryover..............................10
Class A-2 Noteholders' Interest Carryover Shortfall..........................92
Class A-2 Noteholders' Interest Distribution Amount..........................92
Class A-2 Notes...............................................................i
Class A-2 Original Note Principal Amount.....................................92
Class A-2 Payment Date...................................................ii, 65
Class A-3 Auction Date...................................................ii, 65
Class A-3 Distribution Account................................................4
Class A-3 Note Principal Amount..............................................92
Class A-3 Note Rate.......................................................9, 66
Class A-3 Noteholders.........................................................9
Class A-3 Noteholders' Distribution Amount...................................92
Class A-3 Noteholders' Interest Basis Carryover..............................10
Class A-3 Noteholders' Interest Carryover Shortfall..........................93
Class A-3 Noteholders' Interest Distribution Amount..........................93
Class A-3 Notes...............................................................i
Class A-3 Original Note Principal Amount.....................................93
Class A-3 Payment Date...................................................ii, 65
Class A-4 Auction Date...................................................ii, 65
Class A-4 Distribution Account................................................4
Class A-4 Note Principal Amount..............................................93
Class A-4 Note Rate.......................................................9, 66
Class A-4 Noteholders.........................................................9
Class A-4 Noteholders Interest Basis Carryover...............................10
Class A-4 Noteholders' Distribution Amount...................................93
Class A-4 Noteholders' Interest Carryover Shortfall..........................93
Class A-4 Noteholders' Interest Distribution Amount..........................94
Class A-4 Notes...............................................................i
Class A-4 Original Note Principal Amount.....................................94
Class A-4 Payment Date...................................................ii, 65
Clearing Agency........................................................111, 112
Closing Date..................................................................2
Code........................................................................102
Collection Account........................................................3, 82
Collection Period........................................................10, 88
Collections..................................................................88
Consolidated Appropriations Act..............................................41
CP Rate..................................................................41, 43
CUSIP Numbers................................................................15
Cutoff Date...................................................................2
DebtMinder...................................................................33
Deferral Period..............................................................46
Deficiency Amount............................................................76

TERMS                                                                    PAGE(S)
-----                                                                    -------
Definitive Notes............................................................69
Department.................................................................iii
Depository..................................................................64
Determination Date..........................................................88
Dividends Borrower Benefits.............................................26, 34
Dividends I.............................................................26, 34
Dividends II............................................................26, 34
DOL........................................................................107
DOL Regulation.............................................................107
DSLP........................................................................21
DTC.........................................................................14
Eligible Deposit Account....................................................83
Eligible Institution........................................................83
Eligible Investments........................................................83
Eligible Lender Trust Agreement..........................................1, 35
Eligible Lender Trustee..................................................1, 35
Eligible Lender Trustee's Fee...............................................94
ERISA......................................................................106
ERISA Considerations........................................................15
E-Sign Act..................................................................41
Event of Default............................................................71
Exchange Act...............................................................111
Expected Interest Collections...............................................10
Family Contribution.........................................................42
Federal Assistance..........................................................44
Federal Consolidation Loan..............................................36, 49
Federal Guarantor...........................................................63
Federal Origination Fee.....................................................23
Federal PLUS Loans..........................................................36
Federal SLS Loans...........................................................36
Federal Stafford Loans......................................................36
Federal Supplemental Loans to Students......................................36
Federal Tax Counsel........................................................102
Federal Unsubsidized Stafford Loans.........................................36
Fee Remittance Date..........................................................4
FFELP...............................................................i, iii, 36
FFELP Loans..................................................................1
Final Scheduled Payment Date...............................................iii
Financed Student Loans.............................................i, 2, 3, 59
Financial Institution......................................................104
Fitch.......................................................................15
Forbearance Period..........................................................47
Funding Account..........................................................7, 81
Funding Period...........................................................7, 81
GNIC........................................................................54
Grace Period................................................................46

TERMS                                                                    PAGE(S)
-----                                                                    -------
Grad Advantage Program......................................................34
Graduated Phased In.........................................................33
Graduated Repayment.........................................................33
Guarantee Agreement.........................................................51
Guarantee Payments...........................................................3
Higher Education Act.................................................i, 17, 36
Indenture....................................................................8
Indenture Trustee............................................................2
Indenture Trustee's Fee.....................................................94
Index of Terms...............................................................i
Initial Cutoff Date..........................................................2
Initial Financed Student Loans...........................................2, 58
Initial Pool Balance........................................................14
Insolvency Event............................................................87
Insolvency Laws.............................................................27
Insurance Policy..........................................................i, 8
Insured Payment.............................................................76
Insurer........................................................1, 2, 8, 74, 77
Insurer Default.............................................................70
Insurer Reimbursement Amount................................................94
Interest.....................................................................9
Interest Only...............................................................33
Interest Period..............................................................9
Interest Subsidy Payments...................................................44
Investment Earnings.........................................................83
IRS........................................................................102
Issuer...................................................................i, 31
Landmark....................................................................54
Liquidated Financed Student Loans...........................................88
MBIA Inc....................................................................77
Monthly Rebate Fee..........................................................23
Moody's.....................................................................15
Non-U.S. Holder............................................................102
Note Distribution Account....................................................4
Note Rates...................................................................9
Noteholders.................................................................28
Noteholders' Distribution Amount............................................94
Noteholders' Interest Basis Carryover.......................................10
Noteholders' Interest Distribution Amount...................................95
Noteholders' Principal Carryover Shortfall..................................95
Noteholders' Principal Distribution Amount..................................95
Notes........................................................................i
Obligors....................................................................13
Offering Memorandum........................................................iii
OID........................................................................103
Optional Redemption.........................................................14

TERMS                                                                    PAGE(S)
-----                                                                    -------
Orion Auto..................................................................54
Owner.......................................................................77
Parity.......................................................................8
Parity Date.................................................................11
Participants...............................................................111
Payment Date............................................................ii, 65
PIA.................................................................... 26, 35
Placement Agent........................................................ii, 112
Plan.......................................................................107
Plan Fiduciary.............................................................106
Policy Premium..............................................................95
Pool Balance................................................................13
Portfolio Interest Exemption...............................................104
Preference Amount...........................................................77
Premium Percentage..........................................................82
Principal Distribution Amount.......................................11, 67, 95
Private Placement Agreement................................................112
PTCE.......................................................................109
Purchase Amount.............................................................82
Purchase and Contribution Agreement..........................................6
Purchaser's Letter..........................................................68
Qualified Student...........................................................41
Rating Agencies.............................................................30
Rating of the Securities....................................................15
Record Date..................................................................9
Related Documents...........................................................73
Required Distribution.......................................................77
Reserve Account..........................................................4, 96
Reserve Account Initial Deposit..........................................5, 96
Restricted Global Note..................................................14, 68
Rewards Letter..........................................................26, 34
RSA 421-B...................................................................vi
Securities Act......................................................i, 28, 110
Seller....................................................................i, 2
Servicer................................................................iii, 1
Servicer Default............................................................86
Servicing Agreement..........................................................1
Servicing Fee............................................................7, 85
Simplified Employee Pension Plans..........................................107
Special Allowance Payments..................................................43
Special Federal Tax Counsel.................................................15
Specified Reserve Account Balance........................................5, 96
Standards...................................................................41
Statistical Calculation Date.................................................2
Student Loan Rate............................................................9
Subservicer................................................................iii

TERMS                                                                    PAGE(S)
-----                                                                    -------
Swap Agreement..............................................................74
Swap Counterparty...........................................................74
Tax Considerations..........................................................15
Transfer Restrictions.......................................................69
Trust Accounts..............................................................83
Trustee Fees................................................................96
TuitionGard Program.........................................................54
U.S. Holder................................................................102
UCC........................................................................ 99
Unmet Need..................................................................43

                                     ANNEX I

                               AUCTION PROCEDURES

         The following description of the Auction Procedures applies to the Auction Rate Notes.

DEFINITIONS

         Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the accompanying Offering Memorandum. Additionally, the following terms have the meanings ascribed to them:

         "All Hold Rate" means ninety percent (90%) of Three-Month LIBOR.

         "Auction" means the periodic implementation of the Auction Procedures on an Auction Date.

         "Auction Agent" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

         "Auction Agent Agreement" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

         "Auction Agent Fee" has the meaning set forth in the Auction Agent Agreement.

         "Auction Date" means in the case of the Class A-1 Notes initially March 11, 2002 and every fifth succeeding Monday thereafter, or if any such Monday is not a Business Day, the next succeeding Business Day, in the case of the Class A-2 Notes, initially March 13, 2002 and every fifth succeeding Wednesday thereafter, or if any such Wednesday is not a Business Day, the next succeeding Business Day, in the case of the Class A-3 Notes, initially March 18, 2002 and every fifth succeeding Monday thereafter, or if any such Monday is not a Business Day, the next succeeding Business Day, in the case of the Class A-4 Notes, initially March 20, 2002 and every fifth succeeding Wednesday thereafter, or if any such Wednesday is not a Business Day, the next succeeding Business Day, other than

                  (i) each Auction Period commencing after the ownership of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes, as the case may be, is no longer maintained in Book-Entry Form by the Depository;

                  (ii) each Auction Period commencing after and during the continuance of an Insurer Default; or

                  (iii) each Auction Period commencing less than two Business Days after the cure or waiver of an Insurer Default.


                                     A-I-1

         "Auction Period" means after the Initial Period, the period during which any Note Rate established for the Auction Rate Notes applies, which shall be, in the case of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the period commencing on each Payment Date and shall continue through the day immediately preceding the next Payment Date.

         "Auction Period Adjustment" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Auction Procedures" means the procedures set forth herein.

         "Auction Rate" means each rate of interest per annum that results from implementation of the Auction Procedures and is determined as described herein.

         "Auction Rate Notes" means, collectively, the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

         "Authorized Denominations" means, with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, $100,000 and integral multiples of $100,000 in excess thereof.

         "Available Notes" means the excess of the total principal amount of Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders.

         "Bid" means an Order (a) where the principal amount of Outstanding Auction Rate Notes, which an Existing Noteholder offers to sell if the Note Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Noteholder or (b) where one or more Broker-Dealers contacts Potential Noteholders to determine the principal amount of Auction Rate Notes which each Potential Noteholder offers to purchase, if the Note Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Noteholder.

         "Bid Auction Rate" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Bidder" means each Existing Noteholder or Potential Noteholder placing an order.

         "Book-Entry Form" or "Book-Entry System" means a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical securities in registered form are issued only to a Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

         "Broker-Dealers" means, with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, Banc of America Securities LLC or, in each case any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of the


                                     A-I-2

Broker-Dealers set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer with the prior consent of the Insurer and Banc of America Securities LLC and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

         "Broker-Dealer Agreement" means each agreement between the Auction Agent and the Broker-Dealers, and approved by the Issuer, pursuant to which the Broker-Dealers agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement dated as of the Closing Date between The Bank of New York, as Auction Agent, and Banc of America Securities LLC, as Broker-Dealer.

         "Broker-Dealer Fees" means the fee specified in the Broker-Dealer Agreement.

         "Class A Notes" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes issued pursuant to the Indenture.

         "Class A-1 Notes" means the Class A-1 Notes issued pursuant to the Indenture.

         "Class A-2 Notes" means the Class A-2 Notes issued pursuant to the Indenture.

         "Class A-3 Notes" means the Class A-3 Notes issued pursuant to the Indenture.

         "Class A-4 Notes" means the Class A-4 Notes issued pursuant to the Indenture.

         "Depository" means The Depository Trust Company, or any successor thereto.

         "Existing Noteholder" means (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Noteholder Registry at the close of business on the Business Day immediately preceding such Auction and (ii) with respect to and for the purpose of dealing with the Broker-Dealers in connection with an Auction, a Person who is a beneficial owner of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes, as the case may be.

         "Existing Noteholder Registry" means the registry of Persons who are owners of the Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

         "Hold Order" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Index Maturity" means the number of calendar months in the related Auction Period, or if no such maturity is available, the number of calendar months for which a LIBOR quote is available that is nearest the actual number of months of the related Auction Period.

         "Initial Auction Agent" means The Bank of New York, a New York banking corporation, its successors and assigns.


                                     A-I-3

         "Initial Auction Agent Agreement" means the Auction Agent Agreement dated as of the Closing Date, between the Indenture Trustee, the Issuer and the Initial Auction Agent, including any amendment thereof or supplement thereto.

         "Initial Period" means the period commencing on the Closing Date and continuing through but not including the first Payment Date, in the case of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

         "Interest Period" means (i) with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and any Payment Date, the period commencing on and including the preceding Payment Date (or in the case of the first Payment Date on the Closing Date) and ending on and not including such Payment Date.

         "LIBOR" means the London interbank offered rate for deposits in U.S. dollars for the applicable Index Maturity (rounded upward to the nearest ..015625%) commencing on the related LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Auction Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Auction Agent, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Period will be LIBOR in effect for the previous Auction Period.

         "LIBOR Determination Date" means, for any Auction Period, the first date which is both a Business Day and a London Banking Day immediately prior to the commencement of such Auction Period.

         "London Banking Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Market Agents" means, with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, Banc of America Securities LLC, in such capacity, or any successor to it in such capacity which is acceptable to the Insurer.

         "Maximum Auction Rate" means in the case of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (i) Three-Month LIBOR plus 1.25% ( if the ratings assigned by the Rating Agencies to the Auction Rate Notes are "AAA" and "Aaa" or better), (ii) Three-Month LIBOR plus 1.75% (if the ratings assigned by Rating Agencies to the Auction Rate Notes are "AA" or "Aa" or better) (iii) Three-Month LIBOR plus 2.25% (if the ratings


                                     A-I-4
assigned by the Rating Agencies to the Auction Rate Notes are "A" or "A" or better), (iv) Three-Month LIBOR plus 2.45% (if the ratings assigned by the Rating Agencies to the Auction Rate Notes are "BBB" or "Baa2" or better) or (v) Three-Month LIBOR plus 3.50% (if any one of the ratings assigned by the Rating Agencies to the Auction Rate Notes is less than "BBB" or "Baa2"). For purposes of the Auction Agent and the Auction Procedures as described herein, the ratings in this definition shall be the last rating of which the Auction Agent and the Indenture Trustee have been given notice by the Issuer pursuant to the Auction Agent Agreement.

         "Note Rate" means with respect to each Class of Notes, the applicable Note Rate for the Initial Period, and thereafter, each variable rate of interest per annum for each Interest Period determined in accordance with the provisions described herein, which in no event will exceed the Student Loan Rate.

         "Notes" means in the case of an Auction relating to the Class A-1 Notes, the Class A-1 Notes, or in the case of an Auction relating to the Class A-2 Notes, the Class A-2 Notes, or in the case of an Auction relating to the Class A-3 Notes, the Class A-3 Notes, or in the case of an Auction relating to the Class A-4 Notes, the Class A-4 Notes.

         "Order" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Outstanding" means, as of the date of determination, Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof;

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

                  (iv) Notes alleged to have been destroyed, lost or stolen and for which replacement Notes have been issued as provided in the Indenture.

         "Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

         "Potential Noteholder" means any Person (including an Existing Noteholder that is (i) a Broker-Dealer when dealing with the Auction Agent and
(ii) a beneficial owner when dealing


                                     A-I-5
with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Noteholder thereof, an additional principal amount of Auction Rate Notes).

         "Rate Adjustment Date" means the date on which a Note Rate is effective, and means, with respect to such Auction Rate Note, the date of commencement of each Auction Period.

         "Rate Determination Date" means the Auction Date, or if no Auction Date is applicable, the Business Day immediately preceding the date of commencement of an Auction Period.

         "Reference Banks" means leading banks selected by the Auction Agent and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Sell Order" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Submitted Bid" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Submitted Hold Order" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Submitted Order" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Submitted Sell Order" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Submission Deadline" means 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Substitute Auction Agent" means the Person with whom the Indenture Trustee enters into a Substitute Auction Agent Agreement upon the consent of the Insurer.

         "Substitute Auction Agent Agreement" means an auction agent agreement approved by the Insurer containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by these Auction Procedures agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under the Auction Agent Agreement.

         "Sufficient Bids" has the meaning set forth in the Indenture (including the Appendices thereto).

         "Telerate Page 3750" means the display page so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Three-Month LIBOR" means LIBOR calculated for an Index Maturity of three months.


                                     A-I-6

EXISTING NOTEHOLDERS AND POTENTIAL NOTEHOLDERS

         Participants in each Auction may include Existing Noteholders and Potential Noteholders. By purchasing a Note, whether in an Auction or otherwise, each prospective purchaser of Notes or its Broker-Dealers must agree and will be deemed to have agreed: (i) to participate in Auctions on the terms described herein; (ii) so long as the beneficial ownership of the Notes is maintained in Book-Entry Form to sell, transfer or otherwise dispose of the Notes only pursuant to a Bid (as defined below) or a Sell Order (as defined below) in an Auction, or to or through a Broker-Dealer, provided that in the case of all transfers other than those pursuant to an Auction, the Existing Noteholder of the Notes so transferred, its Participant or Broker-Dealers advises the Auction Agent of such transfer; (iii) to have its beneficial ownership of Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request; (iv) that a Sell Order placed by an Existing Noteholder will constitute an irrevocable offer to sell the principal amount of the Auction Rate Note specified in such Sell Order; (v) that a Bid placed by an Existing Noteholder will constitute an irrevocable offer to sell the principal amount of the Auction Rate Note specified in such Bid if the rate specified in such Bid is greater than, or in some cases equal to the Note Rate of such Auction Rate Note, determined as described herein; and (vi) that a Bid placed by a Potential Noteholder will constitute an irrevocable offer to purchase the amount, or a lesser principal amount, of the Auction Rate Note specified in such Bid if the rate specified in such Bid is, respectively, less than or equal to the Note Rate of the specified Note, determined as described herein.

         The principal amount of the Notes purchased or sold may be subject to proration procedures on the Auction Date. Each purchase or sale of Notes on the Auction Date will be made for settlement on the first day of the Interest Period immediately following such Auction Date at a price equal to 100% of the principal amount thereof, plus accrued but unpaid interest thereon. The Auction Agent is entitled to rely upon the terms of any Order submitted to it by the Broker-Dealers.

         Auction Agent

         The Bank of New York will be appointed as Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee and the Issuer will enter into the Auction Agreement with the Auction Agent. Any Auction Agent or Substitute Auction Agent will be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee and the Market Agent in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc. having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it under the related Agreement and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by the Auction Agent Agreement by giving at least 90 days' notice to the Indenture Trustee, the Insurer, the Issuer and the Market Agent. Any successor to the Auction Agent shall be subject to the approval of the Insurer which approval shall not be unreasonably


                                     A-I-7
withheld. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of the Insurer (if no Insurer Default is existing) or, with the consent of the Insurer (if no Insurer Default is existing), by the Noteholders holding 66-2/3% of the aggregate principal amount of the Notes then outstanding, by an instrument signed by the Insurer (if no Insurer Default is existing), and/or such Noteholders or their attorneys and filed with the Auction Agent, the Issuer, the Insurer, the Indenture Trustee and the Market Agent upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences will be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer or by the Market Agent, with the Issuer's and Indenture Trustee's consent, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement without further notice if, within 30 days after notifying in writing the Issuer, the Insurer, the Indenture Trustee and the Market Agent that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment; provided that if the Auction Agent has not received payment within the 30 day period referred to above, the Auction Agent must notify in writing the Insurer that it has not received payment, and the Insurer shall have 15 days after the receipt of such notice to pay the Auction Agent Fee due in accordance with the terms of the Auction Agent Agreement, and if such payment is not received within such 15 day period, the Auction Agent may terminate the Auction Agent Agreement.

         If the Auction Agent should resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Issuer, at the direction of the Indenture Trustee (after receipt of a certificate from the Market Agent confirming that any proposed Substitute Auction Agent meets the requirements described in the immediately preceding paragraph above), shall use its best commercial efforts to appoint a Substitute Auction Agent.

         The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of willful misconduct, grossly negligent failure to act or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining (or failing to ascertain) the pertinent facts.

         The Indenture Trustee will pay the Auction Agent the Auction Agent Fee monthly on each Fee Remittance Date from amounts available in the Collection Account and the Reserve Account as described in the Indenture. The Issuer will reimburse the Auction Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Auction Agent in accordance with any provision of the Auction Agent Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel) from amounts available therefor in the Collection Account. The Issuer will indemnify and hold harmless the Auction Agent for and against any loss, liability or expense incurred without gross negligence or willful misconduct on the Auction Agent's part, arising out of or in connection with the acceptance or administration of its agency under the Auction Agent Agreement and the Broker-Dealer Agreement including the reasonable costs and expenses (including the reasonable


                                     A-I-8
fees and expenses of its counsel) of defending itself against any such claim or liability in connection with its exercise or performance of any of its respective duties thereunder and of enforcing this indemnification provision; provided that the Issuer will not indemnify the Auction Agent as described in this paragraph for any fees and expenses incurred by the gross negligence or willful misconduct of the Auction Agent.

         Broker-Dealers

         Existing Noteholders and Potential Noteholders may participate in Auctions only by submitting orders (in the manner described below) through the applicable Broker-Dealers.

         The Broker-Dealers are entitled to Broker-Dealer Fees, which is payable monthly on the Fee Remittance Date from monies available in the Collection Account and Reserve Account as described in the Indenture.

         Market Agent

         In connection with each the Notes, the "Market Agent," will act solely as agent of the Issuer and will not assume any obligation or relationship of agency or trust for or with any of the Noteholders.

AUCTION PROCEDURES

         General

         During the Initial Period, the Auction Rate Notes shall bear interest at the Note Rate for such Initial Period. Thereafter, each Class of Auction Rate Notes shall bear interest at the Note Rate for such Class, as determined hereunder. In all cases, the Auction Procedures for the Auction Rate Notes set forth herein shall be understood to refer to and mean the separate Auction governed hereby for each Class of Auction Rate Notes pursuant to which a separate Note Rate for each Class of Auction Rate Notes shall be established for each Auction Period.

         For the Initial Period and each Auction Period thereafter, interest at the Note Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

         Pursuant to the Agreement, Auctions to establish the Auction Rate after such Initial Period for each Auction Rate Note issued by the Issuer will be held on each applicable Auction Date, except as described below, by application of the Auction Procedures described herein.

         The Auction Agent will calculate the Maximum Auction Rate, the All Hold Rate and Three-Month LIBOR, as the case may be, on each Auction Date. The Indenture Trustee will calculate and, no later than the Business Day preceding each Auction Date, will report to the Auction Agent in writing, the Student Loan Rate. If the ownership of a Auction Rate Note is no longer maintained in Book-Entry Form, the Indenture Trustee will calculate the Maximum Auction Rate, and the Indenture Trustee will report to the Issuer in writing the Student Loan Rate, on the Business Day immediately preceding the first day of each Interest Period commencing after delivery of such Auction Rate Note. The Auction Agent will determine


                                     A-I-9

Three-Month LIBOR, as applicable, for each Interest Period other than the Initial Period for a Auction Rate Note; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-Entry Form, or if an Event of Default has occurred, then the Indenture Trustee will determine the Three-Month LIBOR, as applicable for each such Interest Period. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the Three-Month LIBOR, as applicable, will (in the absence of manifest error) be final and binding upon the Noteholders and all other parties. If calculated or determined by the Auction Agent, the Auction Agent will promptly advise the Indenture Trustee of the Three-Month LIBOR, as applicable.

         Submission of Orders

         So long as the ownership of the Auction Rate Notes is maintained in Book-Entry Form, an Existing Noteholder may sell, transfer or otherwise dispose of such Auction Rate Notes only pursuant to a Bid or Sell Order (as hereinafter defined) placed in an Auction or through the Broker-Dealers, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Noteholder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions for the Auction Rate Notes will be conducted on each applicable Auction Date, if there is an Auction Agent on such Auction Date, in the following manner (such procedures to be applicable separately to each (Class of Notes).

         Prior to 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time (the "Submission Deadline") on each Auction Date relating to a Auction Rate Note:

         (a) each Existing Noteholder of the applicable Auction Rate Note may submit to the Broker-Dealers by telephone or otherwise information as to: (i) the principal amount of outstanding Auction Rate Notes, if any, held by such Existing Noteholder which such Existing Noteholder desires to continue to hold without regard to the Note Rate for such Auction Rate Notes for the next succeeding Auction Period (a "Hold Order"); (ii) the principal amount of outstanding Auction Rate Notes, if any, which such Existing Noteholder offers to sell if the Note Rate for such Auction Rate Notes for the next succeeding Auction Period will be less than the rate per annum specified by such Existing Noteholder (a "Bid"); and/or (iii) the principal amount of outstanding Auction Rate Notes, if any, held by such Existing Noteholder which such Existing Noteholder offers to sell without regard to the Note Rate for such Auction Rate Notes for the next succeeding Auction Period (a "Sell Order"); and

         (b) The Broker-Dealers may contact Potential Noteholders to determine the principal amount and Class of Auction Rate Notes which each such Potential Noteholder offers to purchase, if the Note Rate for such Auction Rate Notes for the next succeeding Auction Period will not be less than the rate per annum specified by such Potential Noteholder (also a "Bid").

         Each Hold Order, Bid and Sell Order will be an "Order." Each Existing Noteholder and each Potential Noteholder placing an Order is referred to as: a "Bidder."


                                     A-I-10

         Subject to the provisions described below under "Validity of Orders," a Bid by an Existing Noteholder will constitute an irrevocable offer to sell: (i) the principal amount of the outstanding Auction Rate Notes specified in such Bid if the Note Rate for such Auction Rate Notes will be less than the rate specified in such Bid, (ii) such principal amount or a lesser principal amount to be determined as described below in "Acceptance and Rejection of Orders," if the Note Rate for such Auction Rate Notes will be equal to the rate specified in such Bid or (iii) such principal amount or a lesser principal amount of Outstanding Auction Rate Notes to be determined as described below under "Acceptance and Rejection of Orders," if the rate specified therein will be higher than the Note Rate for such Auction Rate Notes and Sufficient Bids (as defined below) have not been made.

         Subject to the provisions described below under "Validity of Orders," a Sell Order by an Existing Noteholder will constitute an irrevocable offer to sell: (i) the principal amount of the Auction Rate Note specified in such Sell Order or (ii) such principal amount or a lesser principal amount of outstanding Auction Rate Notes as described below, under "Acceptance and Rejection of Orders," if Sufficient Bids have not been made.

         Subject to the provisions described below under "Validity of Orders," a Bid by a Potential Noteholder will constitute an irrevocable offer to purchase:
(i) the principal amount of the Auction Rate Note specified in such Bid if the Note Rate for such Auction Rate Notes will be higher than the rate specified in such Bid or (ii) such principal amount or a lesser principal amount of such Auction Rate Notes as described below in "Acceptance and Rejection of Orders," if the Note Rate is equal to the rate specified in such Bid.

         Each Broker-Dealer will submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and will specify with respect to each such Order: (i) the aggregate principal amount and Class of Auction Rate Notes that are the subject of such Order; (ii) to the extent that such Bidder is an Existing Noteholder:
(a) the principal amount of Auction Rate Notes, if any, subject to any Hold Order placed by such Existing Noteholder; (b) the principal amount of Auction Rate Notes, if any, subject to any Bid placed by such Existing Noteholder and the rate specified in such Bid; and (c) the principal amount of Auction Rate Notes, if any, subject to any Sell Order placed by such Existing Noteholder, and
(iii) to the extent such Bidder is a Potential Noteholder, the rate specified in such Potential Noteholder's Bid.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point; the Auction Agent will round such rate up to the next highest one-thousandth (.001) of one percent.

         If an Order or Orders covering all Notes held by any Existing Noteholder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted on behalf of such Existing Noteholder covering the principal amount of Notes held by such Existing Noteholder and not subject to an Order submitted to the Auction Agent.


                                     A-I-11

         Neither the Issuer, the Indenture Trustee nor the Auction Agent will be responsible for any failure of the Broker-Dealers to submit an Order to the Auction Agent on behalf of any Existing Noteholder or Potential Noteholder.

         Validity of Orders

         If any Existing Noteholder submits through the Broker-Dealers to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of the Class of Notes held by such Existing Noteholder, such Orders will be considered valid as follows and in the order of priority described below.

         Hold Orders. All Hold Orders will be considered valid, but only up to the aggregate principal amount of the Notes held by such Existing Noteholder, and if the aggregate principal amount of the Notes subject to such Hold Orders exceeds the aggregate principal amount of the Notes held by such Existing Noteholder, the aggregate principal amount of the Notes subject to each such Hold Order will be reduced pro rata so that the aggregate principal amount of the Notes subject to all such Hold Orders equals the aggregate principal amount of the Notes held by such Existing Noteholder.

         Bids. Any Bid will be considered valid up to an amount equal to the excess of the principal amount of the Notes held by such Existing Noteholder over the aggregate principal amount of such Note, subject to any Hold Orders referred to above. Subject to the preceding sentence, if multiple Bids with the same rate are submitted on behalf of such Existing Noteholder and the aggregate principal amount of Notes subject to such Bids is greater than such excess, such Bids will be considered valid up to an amount equal to such excess. Subject to the two preceding sentences, if more than one Bid with different rates are submitted on behalf of such Existing Noteholder, such Bids will be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess. In any event, the aggregate principal amount of Notes, if any subject to Bids not valid under the provisions described above will be treated as the subject of a Bid by a Potential Noteholder at the rate therein specified.

         Sell Orders. All Sell Orders will be considered valid up to an amount equal to the excess of the aggregate principal amount of Notes of the Class held by such Existing Noteholder over the aggregate principal amount of Notes subject to valid Hold Orders and valid Bids as referred to above.

         If more than one Bid for a Class of Note is submitted on behalf of any Potential Noteholder, each Bid submitted will be a separate Bid with the rate and principal amount therein specified. Any Bid or Sell Order submitted by an Existing Noteholder covering an aggregate principal amount of Notes not equal to an Authorized Denomination or an integral multiple thereof will be rejected and will be deemed a Hold Order. Any Bid submitted by a Potential Noteholder covering an aggregate principal amount of Notes not equal to an Authorized Denomination or an integral multiple thereof will be rejected. Any Order submitted in an Auction by the Broker-Dealers to the Auction Agent prior to the Submission Deadline on any Auction Date will be irrevocable.


                                     A-I-12

         A Hold Order, a Bid or a Sell Order that has been determined valid pursuant to the procedures described above is referred to as a "Submitted Hold Order," a "Submitted Bid" and a "Submitted Sell Order," respectively (collectively, "Submitted Orders").

         Determination of Sufficient Bid and Bid Auction Rate

         Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Submitted Orders and will determine:

         (a) the excess of the total principal amount of such Notes over the sum of the aggregate principal amount of such Notes subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Notes"); and

         (b) from such Submitted Orders whether the aggregate principal amount of Notes subject to Submitted Bids by Potential Noteholders specifying one or more rates equal to or lower than the Maximum Auction Rate exceeds or is equal to the sum of (i) the aggregate principal amount of Outstanding Notes subject to Submitted Bids by Existing Noteholders specifying one or more rates higher than the Maximum Auction Rate and (ii) the aggregate principal amount of Notes subject to Submitted Sell Orders (in the event such excess or such equality exists other than because all of the Notes are subject to Submitted Hold Orders, such Submitted Bids by Potential Noteholders above will be hereinafter referred to collectively as "Sufficient Bids"); and

         (c) if Sufficient Bids exist, the "Bid Auction Rate," which will be the lowest rate specified in such Submitted Bids such that if

                  (i) each such Submitted Bid from Existing Noteholders of such Auction Rate Note specifying such lowest rate and all other Submitted Bids from Existing Noteholders of such Auction Rate Note specifying lower rates were rejected (thus entitling such Existing Noteholders to continue to hold the principal amount of Notes subject to such Submitted Bids); and

                  (ii) each such Submitted Bid from Potential Noteholders of such Auction Rate Note specifying such lowest rate and all other Submitted Bids from Potential Noteholders specifying lower rates, were accepted, the result would be that such Existing Noteholders described in subparagraph (c)(i) above would continue to hold an aggregate principal amount of Notes which, when added to the aggregate principal amount of Notes to be purchased by such Potential Noteholders described in this subparagraph (ii) would equal not less than the Available Notes.

         Determination of Auction Rate and Note Rate, Notice

         Promptly after the Auction Agent has made the determinations described above, the Auction Agent is to advise the Indenture Trustee and the Issuer of the Student Loan Rate, the Maximum Auction Rate, the All Hold Rate and the components thereof on the Auction Date, and based on such determinations, the Auction Rate for the next succeeding Interest Period for the applicable Auction Rate Note as follows:


                                     A-I-13

         (a) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period will be equal to the Bid Auction Rate so determined;

         (b) if Sufficient Bids do not exist (other than because all of the Notes of the applicable Auction Rate Note are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period will be equal to the Maximum Auction Rate; or

         (c) if all Notes of the applicable Auction Rate Note are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period will be equal to the All Hold Rate.

         Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent will determine and advise the Indenture Trustee of the Note Rate for each applicable Auction Rate Note, which rate will be the lesser of (a) the Auction Rate for each such Auction Rate Note and (b) the Student Loan Rate.

         Acceptance and Rejection of Orders

         Existing Noteholders of the applicable Auction Rate Note will continue to hold the principal amount of Notes of such Class that are subject to Submitted Hold Orders. If, with respect to a Auction Rate Note, the Student Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids, as described above under "Determination of Sufficient Bids and Bid Auction Rate," have been received by the Auction Agent, the Bid Auction Rate will be the Note Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as provided in the related Agreement and described below under "Sufficient Bids."

         If the Student Loan Rate is less than the Auction Rate, the Student Loan Rate will be the Note Rate. If the Auction Rate and the Student Loan Rate are both greater than be Maximum Auction Rate, the Note Rate for each series shall be equal to the Maximum Auction Rate. If the Auction Agent has not received Sufficient Bids as described above under "Determination of Sufficient Bids and Bid Auction Rate" (other than because all of the Notes are subject to Submitted Holds Orders), the Note Rate will be the lesser of the Maximum Auction Rate or the Student Loan Rate. In any of the cases described above in this paragraph, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below under "Insufficient Bids."

         Sufficient Bids. If Sufficient Bids have been made with a respect to a Auction Rate Note and the Student Loan Rate is equal to or greater than the Bid Auction Rate (in which case the Note Rate shall be the Bid Auction Rate), all Submitted Sell Orders will be accepted and, subject to the denomination requirements described below, Submitted Bids will be accepted or rejected as follows in the following order of priority and all other Submitted Bids will be rejected:

         (a) Existing Noteholders' Submitted Bids specifying any rate that is higher than the Note Rate will be accepted, thus requiring each such Existing Noteholder to sell the aggregate principal amount of Notes subject to such Submitted Bids;


                                     A-I-14

         (b) Existing Noteholders' Submitted Bids specifying any rate that is lower than the Note Rate will be rejected, thus entitling each such Existing Noteholder to continue to hold the aggregate principal amount of Notes subject to such Submitted Bids;

         (c) Potential Noteholders' Submitted Bids specifying any rate that is lower than the Note Rate will be accepted;

         (d) Each Existing Noteholder's Submitted Bid specifying a rate that is equal to the Note Rate will be rejected, thus entitling such Existing Noteholder to continue to hold the aggregate principal amount of Notes subject to such Submitted Bid, unless the aggregate principal amount of Notes subject to such Submitted Bids will be greater than the principal amount of Notes (the "remaining principal amount") equal to the excess of the Available Notes over the aggregate principal amount of Notes subject to Submitted Bids described in subparagraphs (b) and (c) above, in which event such Submitted Bid of such Existing Noteholder will be rejected in part and such Existing Noteholder will be entitled to continue to hold the principal amount of Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which will be the principal amount of Notes held by such Existing Noteholder subject to such Submitted Bid and the denominator of which will be the sum of the principal amount of Notes subject to such Submitted Bids made by all such Existing Noteholders that specified a rate equal to the Note Rate; and

         (e) Each Potential Noteholder's Submitted Bid specifying a rate that is equal to the Note Rate will be accepted, but only in an amount equal to the principal amount of Notes obtained by multiplying the excess of the aggregate principal amount of Available Notes over the aggregate principal amount of Notes subject to Submitted Bids described in subparagraphs (b), (c) and (d) above by a fraction, the numerator of which will be the aggregate principal amount of Notes subject to such Submitted Bid and the denominator of which will be the sum of the principal amount of Notes subject to Submitted Bids made by all such Potential Noteholders that specified a rate equal to the Note Rate.

         Insufficient Bids. If Sufficient Bids have not been made with respect to a Auction Rate Note (other than because all of the Notes of such Class are subject to Submitted Hold Orders) or if the Student Loan Rate is less than the Bid Auction Rate (in which case the Note Rate shall be the Student Loan Rate), subject to the denomination requirements described below, Submitted Orders will be accepted or rejected as follows in the following order of priority and all other Submitted Bids will be rejected:

         (a) Existing Noteholders' Submitted Bids specifying any rate that is equal to or lower than the Note Rate will be rejected, thus entitling such Existing Noteholders to continue to hold the aggregate principal amount of Notes subject to such Submitted Bids;

         (b) Potential Noteholders' Submitted Bids specifying any rate that is equal to or lower than the Note Rate will be accepted, and specifying any rate that is higher than the Note Rate will be rejected; and


                                     A-I-15

         (c) each Existing Noteholder's Submitted Bid specifying any rate that is higher than the Note Rate and the Submitted Sell Order of each Existing Noteholder will be accepted, thus entitling each Existing Noteholder that submitted any such Submitted Bid or Submitted Sell Order to sell the Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Notes obtained by multiplying the aggregate principal amount of Notes subject to Submitted Bids described in subparagraph (b) above by a fraction, the numerator of which will be the aggregate principal amount of Notes held by such Existing Noteholder subject to such Submitted Bid or Submitted Sell Order and the denominator of which will be the aggregate principal amount of Notes subject to all such Submitted Bids and Submitted Sell Orders.

         All Hold Orders. If all Notes of a Class are subject to Submitted Hold Orders, all Submitted Bids will be rejected.

         Authorized Denominations Requirement. If, as a result of the procedures described above regarding Sufficient Bids and Insufficient Bids, any Existing Noteholder would be entitled or required to sell, or any Potential Noteholder would be entitled or required to purchase, a principal amount of Notes that is not equal to an Authorized Denomination or an integral multiple thereof, the Auction Agent will, in such manner as in its sole discretion it will determine, round up or down the principal amount of Notes to be purchased or sold by any Existing Noteholder or Potential Noteholder so that the principal amount of Notes purchased or sold by each Existing Noteholder or Potential Noteholder will be equal to an Authorized Denomination or an integral multiple of $100,000 in excess thereof. If, as a result of the procedures described above regarding Insufficient Bids, any Potential Noteholder would be entitled or required to purchase less than a principal amount of Notes equal to an Authorized Denomination or any integral multiple thereof, the Auction Agent will, in such manner as in its sole discretion it will determine, allocate Notes for purchase among Potential Noteholders so that only Notes in an Authorized Denomination or any integral multiples in excess thereof are purchased by any Potential Noteholder, even if such allocation results in one or more of such Potential Noteholders not purchasing any Notes.

         Based on the results of each Auction, the Auction Agent is to determine the aggregate principal amount of Notes of each Class to be purchased and the aggregate principal amount of Notes of each Class to be sold by Potential Noteholders and Existing Noteholders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Notes to be sold differs from such aggregate principal amount of Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer will deliver, or from which Broker-Dealers acting for one or more sellers such Broker-Dealer will receive, as the case may be, Notes.

         Any calculation by the Auction Agent, the Servicer or the Indenture Trustee, as applicable, of the Note Rate, Three-Month LIBOR, the Maximum Auction Rate, the All Hold Rate and the Student Loan Rate will, in the absence of manifest error, be binding on all other parties.


                                     A-I-16

         Settlement Procedures

         The Auction Agent is required to advise each Broker-Dealers that submitted an Order in an Auction of the Note Rate for a Auction Rate Note for the next Interest Period and, if such Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone not later than 3:00 p.m., eastern time, on the Auction Date if the Rate is the Auction Rate at not later than 4:00 p.m. eastern time on the Auction Date if the Rate is the Student Loan Rate. Each Broker-Dealer that submitted an Order on behalf of a Bidder is required to then advise such Bidder of the applicable Note Rate for the next Interest Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, confirm purchases and sales with each Bidder purchasing or selling Notes as a result of the Auction and advise each Bidder purchasing or selling Notes as a result of the Auction to give instructions to its Participant to pay the purchase price against delivery of such Notes or to deliver such Notes against payment therefor, as appropriate. Pursuant to the Auction Agent Agreement, the Auction Agent is to record each transfer of Notes on the Existing Noteholders and maintain the Registry.

         In accordance with DTC's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through DTC, so long as DTC is the depository, and the accounts of the respective Participants at DTC will be debited and credited and Notes delivered as necessary to effect the purchases and sales of Notes as determined in the Auction. Purchasers are required to make payment through their Participants in same-day funds to DTC against delivery through their Participants. DTC will make, payment in, accordance with its normal procedures, which now provide for payment against delivery by its Participants in immediately available hinds.

         If any Existing Noteholder selling Notes in an Auction fails to deliver such Notes, the Broker-Dealers of any person that was to have purchased Notes in such Auction may deliver to such person, on behalf of which it submitted a Bid that was accepted, a principal amount of Notes that is less than the principal amount of Notes that otherwise, was to be purchased by such person but in any event equal to an Authorized Denomination or any integral multiple thereof. In such event, the principal amount of Notes to be delivered will be determined by such Broker-Dealer. Delivery of such lesser principal amount of Notes will constitute good delivery. Neither the Indenture Trustee nor the Auction Agent will have any responsibility or liability with respect to the failure of a Potential Noteholder, Existing Noteholder or their respective Broker-Dealers or Participant to deliver the principal amount of Notes or to pay for the Notes purchased or sold pursuant to an Auction or otherwise.

INDENTURE TRUSTEE NOT RESPONSIBLE FOR AUCTION AGENT, MARKET AGENT AND BROKER-DEALERS

         The Indenture Trustee shall not be liable or responsible for the actions of or failure to act by the Auction Agent, Market Agent or any Broker-Dealer under the Auction Agent Agreement, the Market Agent Agreement or any Broker-Dealer Agreement. The Indenture Trustee may conclusively rely upon any information required to be furnished by the Auction Agent, the Market Agent or any Broker-Dealer without undertaking any independent review or investigation of the truth or accuracy of such information.


                                     A-I-17

CHANGES IN AUCTION TERMS

         Changes in Auction Period or Periods

         While any of the Notes are outstanding, the Issuer, may, from time to time change the length of the one or more Auction Periods in order to conform with then current market practice with respect to similar Notes or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and Note Rate (an "Auction Period Adjustment"). The Issuer will not initiate such change in the length of the Auction Period unless it shall have received the written consent from the Market Agent and the Insurer, which consent will not be unreasonably withheld, not less than three days nor more than 20 days prior to the effective date of an Auction Period Adjustment. The Issuer will initiate an Auction Period Adjustment by giving written notice to the Indenture Trustee, the Auction Agent, the Market Agent, the Insurer and DTC in substantially the form of, or containing substantially the information contained in, the related Agreement at least 10 days prior to the Auction Date for such Auction Period.

         Any such Auction Period Adjustment shall not result in an Auction Period of more than 185 days or less than 35 days.

         An Auction Period Adjustment will take effect only if (A) the Indenture Trustee, the Auction Agent and the Insurer receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, a certificate from the Issuer authorizing an Auction Period Adjustment specified in such certificate, the certificate of the Market Agent described above and the consent of the Insurer and (B) Sufficient Bids exist at the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) is not met, the Note Rate applicable for the next Auction Period will be determined pursuant to the Auction Procedures and the Auction Period will be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met, but the condition referred to in (B) above is not met, the Note Rate applicable for the next Auction Period will be the lesser of the Maximum Auction Rate and the Student Loan Rate and the Auction Period will, after a failed Auction Period Adjustment, be 35 days.

         Changes in the Auction Date

         The Market Agent, at the written direction of the Issuer with the consent of the Insurer, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with be definition of "Auction Date" with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar Notes or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the Note Rate. The Issuer will not consent to such change in the Auction Date unless the Issuer will have received from the Market Agent not less than three days nor more than 20 days prior to the effective date of such change a written request for consent together with a certificate demonstrating the need for change in reliance on such factors. The Market Agent will provide notice of its determination to specify an earlier Auction Date for one or more Auction


                                     A-I-18

Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Insurer, the Issuer and DTC.

         In connection with any change in Auction Terms described above, the Auction Agent is to provide such further notice to such parties as is specified in the Auction Agent Agreement.


                                     A-I-19